As filed with the Securities and Exchange Commission on November 24, 2014

1933 Act File No. 002-89287
1940 Act File No. 811-03967
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 70	[ X ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ X ]
Amendment No. 72	[ X ]
(Check appropriate box or boxes.)

FIRST INVESTORS INCOME FUNDS
(Exact Name of Registrant as Specified in Charter)
40 Wall Street
New York, New York 10005
(Address of Principal Executive Office) (Zip Code)
Registrant's Telephone Number, Including Area Code: (212) 858-8000
Mary Carty, Esq.
First Investors Income Funds
40 Wall Street
New York, New York 10005
(Name and Address of Agent for Service)
Copy to:
Kathy K. Ingber, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600
It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ X ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FIRST INVESTORS INCOME FUNDS

CONTENTS OF REGISTRATION STATEMENT
This registration document is comprised of the following:
Cover Sheet
Contents of Registration Statement
Prospectus for Class A and Advisor Class shares of First Investors Strategic Income Fund
Statement of Additional Information for Class A and Advisor Class shares of First Investors Strategic Income Fund
Part C – Other Information
Signature Page
Exhibits

Income Funds

Strategic Income Fund	Ticker Symbols
	Class A:	FSIFX
	Advisor Class:	FSIHX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

THE DATE OF THIS

P R O S P E C T U S

IS _____ __, 2015

TABLE OF CONTENTS
THE FUND SUMMARY SECTION	1
Strategic Income Fund	1
THE FUND IN GREATER DETAIL	11
Strategic Income Fund	12
FUND MANAGEMENT IN GREATER DETAIL	30
SHAREHOLDER INFORMATION	31
How and when does the Fund price its shares?	31
How do I open an account?	32
What share classes are offered by the Fund?	33
What about accounts with multiple owners or representatives?	33
How do I make subsequent transactions?	34
How are transactions processed?	36
What are the sales charges?	37
Does the Fund or FIMCO make payments to financial intermediaries?	38
Are sales charge discounts and waivers available for Class A shares?	38
What are the Fund’s policies on frequent trading in the shares of the Fund?	43
What about dividends and capital gain distributions?	45
What about taxes?	45
What if my account falls below the minimum account requirement?	46
Householding policy	46
Other account privileges and policies	47
FINANCIAL HIGHLIGHTS	48
Strategic Income Fund	49

THE FUND SUMMARY SECTION
STRATEGIC INCOME FUND

Investment Objective: The Fund seeks a high level of current income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in certain classes of shares of First Investors Funds. More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available for Class A shares” on page __ of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-__ of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Advisor Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Advisor Class
Management Fees	0.05%	0.05%
Distribution and Service (12b-1) Fees	0.30%	0.00%
Other Expenses	%	%
Acquired (Underlying) Funds Fees and Expenses	%	%
Total Annual Fund Operating Expenses	%	%

Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class A shares	$	$	$	$
Advisor Class shares	$	$	$	$
You would pay the following expenses if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class A shares	$	$	$	$
Advisor Class shares	$	$	$	$

Portfolio Turnover: The Fund does not pay transaction costs when it buys and sells shares of the Underlying Funds (as defined further below). However, each Underlying Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Underlying Funds, and their shareholders, including the Fund, and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was __% of the average value of its whole portfolio.
Principal Investment Strategies: The Fund is a “fund-of-funds” and seeks to achieve its investment objective by investing primarily in a combination of underlying funds that currently exist or may become available for investment in the future for which First Investors Management Company, Inc. (the “Adviser” or “FIMCO”), acts as the investment adviser (“Underlying Funds”). The Fund may invest in unaffiliated funds, which are also considered to be Underlying Funds.
The Fund has a flexible investment strategy. The Fund will have exposure to a variety of fixed income securities, floating rate securities, municipal securities, equity securities, and other instruments by investing through a combination of the Underlying Funds. The income-related Underlying Funds are currently composed of the First Investors Cash Management Fund, First Investors Limited Duration High Quality Bond Fund, First Investors Government Fund, First Investors Investment Grade Fund, First Investors Fund For Income, First Investors Floating Rate Fund, First Investors International Opportunities Bond Fund, First Investors Tax Exempt Income Fund and First Investors Tax Exempt Opportunities Fund (“Underlying Income Funds”). The Underlying Income Funds may invest in fixed income securities of any maturity, including U.S. Government securities, U.S. Government-sponsored enterprise securities, investment grade corporate bonds, municipal securities, mortgage-backed securities, asset-backed securities, below investment grade debt securities (commonly known as “high yield debt securities” or “junk bonds”), high yield secured floating rate loans and/or bonds, sovereign debt and currencies of developed and emerging market countries located outside of the United States, futures, options, forward foreign currency contracts, inverse floaters and/or interest rate swaps. The First Investors Tax Exempt Income Fund and First Investors Tax Exempt Opportunities Fund

primarily invest in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax (“AMT”). The equity-related Underlying Fund, which is currently the First Investors Equity Income Fund (“Underlying Equity Fund”), primarily invests in dividend-paying stocks of any size company. An Underlying Fund may, at times, engage in short-term trading.
The Fund will primarily invest in the Underlying Income Funds. While the percentage of allocation to each Underlying Fund is flexible, under normal conditions, the Fund will invest approximately 95% (within a range of 85%-100%) of its net assets in the Underlying Income Funds and approximately 5% (within a range of 0%-15%) of its net assets in the Underlying Equity Fund. The Fund anticipates that it will invest a significant portion of its net assets in the First Investors Limited
Duration High Quality Bond Fund, First Investors Investment Grade Fund, First Investors Fund For Income, First Investors Floating Rate Fund and First Investors International Opportunities Bond Fund and, to a lesser degree, in the First Investors Cash Management Fund, First Investors Government Fund, First Investors Tax Exempt Income Fund, First Investors Tax Exempt Opportunities Fund, and First Investors Equity Income Fund. Based on this allocation, the Fund, under normal conditions, will have significant exposure to the Underlying Funds’ investments in below investment grade debt securities and debt securities of foreign issuers.
The Fund will invest in particular Underlying Funds based on various criteria. Among other things, the Fund will analyze the Underlying Funds’ respective investment objectives, policies and investment strategies in order to determine which Underlying Funds, in combination with other Underlying Funds, are appropriate in light of the Fund’s investment objective. The Fund will adjust the allocation based upon the relative value of the primary asset classes and sectors in which the Underlying Funds invest, as well as the macroeconomic outlook. While the Fund can invest in any or all of the Underlying Funds, the Fund may not be invested in any one of the Underlying Funds at any particular time. In addition to investments in the Underlying Funds, the Fund may also invest directly in the types of securities that are eligible investments for the First Investors Cash Management Fund, including but not limited to commercial paper, short-term corporate bonds and notes, floating and variable rate notes, U.S. Treasury securities and short-term obligations of U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government).
The particular Underlying Funds in which the Fund may invest, the particular ranges and investments in the Underlying Funds may change from time to time without shareholder approval or notice. The Fund may invest in additional Underlying Funds that are not specifically described in this prospectus from time to time in the future so long as the Fund’s investments in any additional Underlying Fund, at the time of such investment, does not exceed 5% of the Fund’s total assets.
Although the Fund normally seeks to remain substantially invested in the Underlying Funds, the Fund reserves the right to take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If the Fund does so, it may not achieve its investment objective. The Fund may also choose not to take defensive positions.
Principal Risks of the Fund: You can lose money by investing in the Fund. The Fund should not be relied upon as a complete investment program. Stated allocations may be subject to change. The Fund is intended for investors who:

■  Are seeking an investment that offers a high level of current income,

■  Want an investment that provides diversification among different types of funds,

■  Are willing to accept a high degree of investment risk and a moderate degree of market volatility,

■  Want exposure to debt securities of both U.S. and foreign issuers, and

■  Have a long-term investment horizon and are able to ride out market cycles.

Here are the principal risks of investing in the Fund:

Affiliated Persons. The Adviser will have the authority to select and substitute Underlying Funds. The Adviser and First Investors Corporation (“FIC”) are compensated by the Fund and by the Underlying Funds for advisory and/or principal underwriting services provided. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Funds both because the fees payable to it by Underlying Funds differ and because the Adviser is also responsible for managing the Underlying Funds. The portfolio manager may also be subject to conflicts of interest in allocating Fund assets among the various Underlying Funds because the Fund’s portfolio manager may manage some of the Underlying Funds and may receive compensation for managing those Underlying Funds. The Trustees and officers of the Underlying Funds may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Funds for which FIMCO and FIC serve as investment adviser and principal underwriter, respectively.
Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the portfolio manager’s skill in determining the Fund’s asset allocation mix and selecting the Underlying Funds. There is the possibility that the portfolio manager’s selection of Underlying Funds and allocation of the Fund’s assets among the Underlying Funds may cause the Fund to perform differently than the overall market and may not meet the portfolio manager’s expectations.
Direct Investments. Since the Fund may invest directly in the types of securities that are eligible investments for the Cash Management Fund, these types of securities may be subject to Credit Risk, Interest Rate Risk, Liquidity Risk and Yield Risk. These risks are described in the section “Principal Risks of the Underlying Funds”.
Expenses. By investing in the Underlying Funds indirectly through the Fund, shareholders will incur not only a proportionate share of the expenses of the Underlying Funds held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.
Investing in the Underlying Funds. The investments of the Fund are concentrated in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Adviser.
Investments of the Underlying Funds. Because the Fund invests in the Underlying Funds, the Fund’s shareholders will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of the assets the Fund allocates to those Underlying Funds. See the “Principal Risks of the Underlying Funds” below.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Principal Risks of the Underlying Funds:
The target and asset allocation percentages, the selection of Underlying Funds and the investments in the Underlying Funds are subject to change. Such changes may cause the Fund to be subject to additional or different risks than the risks listed below. Here are the principal risks of investing in the Underlying Funds:

Borrowing Risk. This is the risk that an Underlying Fund may borrow from banks by obtaining a line of credit to meet certain redemptions. If an Underlying Fund is not able to extend its credit arrangement, it may be required to liquidate holdings at unfavorable prices. Borrowings involve additional expense to an Underlying Fund.
Credit Risk. This is the risk that an issuer of bonds and other debt securities will be unable to pay interest or principal when due. The prices of bonds and other debt securities are affected by the credit quality of the issuer and, in the case of mortgage-backed and asset-backed securities, the credit quality of the underlying loans. Credit risk also applies to securities issued by the U.S. Government and by U.S. Government-sponsored enterprises (such as Federal National Mortgage Association and Federal Home Loan Mortgage Association mortgage-backed securities) that are not backed by the full faith and credit of the U.S. Government. The securities issued by U.S. Government-sponsored enterprises are supported only by the credit of the issuing agency, instrumentality or corporation. In the case of municipal securities, a municipal issuer’s ability to pay interest and principal on its debt obligations may be adversely affected by a variety of factors, such as economic, political, regulatory, or legal developments; a downgrade in an issuer’s credit rating; or other adverse news about the issuer.
Currency Risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and other political or regulatory conditions in the U.S. or abroad.
Derivatives Risk. Investments in derivatives, such as inverse floaters, interest rate swaps, futures contracts and options on futures contracts, involve a number of risks, such as possible default by the counterparty to the transaction, incorrect judgment by the portfolio manager as to certain market or interest rate movements and the potential of greater losses than if these techniques had not been used by an Underlying Fund. They may also limit any potential gain that might result from an increase in the value of a hedged position. These investments can also increase the volatility of an Underlying Fund’s share price and expose an Underlying Fund to significant additional costs. Derivatives may be difficult to sell, unwind or value.
Dividend Risk. At times, an Underlying Fund may not be able to identify dividend-paying stocks that are attractive investments. The income received by an Underlying Fund will also fluctuate due to the amount of dividends that companies elect to pay. An Underlying Fund may not have sufficient income to pay its shareholders regular dividends.
Emerging Markets Risk. The risks of an Underlying Fund that invests in foreign securities are heightened when investing in emerging or developing markets. The economies and political environments of emerging or developing countries tend to be more unstable than those of developed countries, resulting in more volatile rates of returns than the developed markets and substantially greater risk to investors.
Floating Rate Loan Risk. To the extent an Underlying Fund invests in floating rate loans, the value of any collateral securing a floating rate loan may decline, be insufficient to meet the obligations of the borrower, or be difficult or costly to liquidate. In the event of a default, an Underlying Fund may have difficulty collecting on any collateral and a floating rate loan can decline significantly in value. An Underlying Fund’s access to collateral may also be limited by bankruptcy or other insolvency laws. In addition, high yield floating rate loans usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market.

Foreign Loan Risk. This is the risk that a loan and/or bond issued in the U.S. by a foreign corporation or its subsidiary may be subject to risks associated with certain regulatory, economic and political conditions of the issuer’s foreign country and, in event of default, it may be difficult for an Underlying Fund to pursue its rights against the issuer in that country’s courts.
Foreign Securities Risk. There are special risk factors associated with investing in foreign securities, including the risks of fluctuations in the exchange rates between the U.S. dollar and foreign currencies, potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s financial condition, less stringent regulation and supervision of foreign securities markets, custodians and securities depositories, and potential restrictions in the flow of capital. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government and some foreign governments may default on principal and interest payments. To the extent an Underlying Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. As a result, it may be more volatile than a more geographically diversified fund.
High Portfolio Turnover Risk. High portfolio turnover could increase an Underlying Fund’s transaction costs and produce taxable distributions to shareholders and possibly have a negative impact on its performance.
High Yield Securities Risk. This is the risk that high yield bonds and other types of high yield debt securities (commonly known as “junk bonds”), including floating rate loans, have greater credit risk than higher quality debt securities because the companies that issue them are not as financially strong as companies with investment grade ratings. High yield debt securities are considered to be inherently speculative due to the risk associated with the issuer’s continuing ability to make principal and interest payments. During times of economic downturn, issuers of high yield debt securities may not have the ability to access the credit markets to refinance their bonds or meet other credit obligations.
Interest Rate Risk. In general, when interest rates rise, the market value of debt and municipal securities declines, and when interest rates decline, the market value of debt and municipal securities increases. The Underlying Funds may be subject to a greater risk of rising interest rates during periods of historically low interest rates. Securities with longer maturities are generally more sensitive to interest rate changes. An Underlying Fund that typically purchases securities with longer maturities will have a higher degree of interest rate risk. The yield of an Underlying Fund may decline if interest rates decline. Floating rate loans and bonds generally are less sensitive than fixed-rate instruments to interest rate changes, but they could remain sensitive to short-term interest rate changes. The interest rates on senior loans adjust periodically and may not correlate to prevailing interest rates during the periods between rate adjustments.
Liquidity Risk. An Underlying Fund is susceptible to the risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. If the Underlying Fund is forced to sell such securities to meet redemption requests or other cash needs, the Underlying Fund may have to sell them at a loss. This risk is particularly acute in the case of foreign securities that are traded in smaller, less-developed or emerging markets. High yield debt securities also tend to be less liquid than higher quality debt securities. In the case of assignments of syndicated bank loans such loans may be less liquid at times, because of potential delays in the settlement process or restrictions on resale. In the case of floating rate loans, such loans may be less liquid at times since they are generally subject to legal or contractual restrictions on resale and may trade infrequently. During times of market stress, it may be difficult to sell municipal securities at reasonable prices.
Market Risk. The market prices of an Underlying Fund’s securities may decline over short or even extended periods due to general market conditions, company-specific developments, an economic downturn, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment. This risk also applies to the high yield bond market which can experience sharp price swings due to a variety of factors, including stock market volatility, large sustained sales of high yield bonds by major investors, high-profile defaults or the market’s psychology. In the case of dividend-paying stocks, while such stocks are generally considered less volatile than other stocks, there can be no guarantee that an Underlying Fund’s overall portfolio will be less volatile than the general stock market. Adverse market events may lead to increased redemptions, which could cause an Underlying Fund to experience a loss when selling securities to meet redemption requests by shareholders.

Mid-Size and Small-Size Company Risk. The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations. At times, it may be difficult for an Underlying Fund to sell mid-to-small-size company stocks at reasonable prices.

Money Market Risk. This is the risk that investments in money market instruments may decline, which could cause the net asset value of an Underlying Fund, which is a money market fund, to decline below $1.00 per share.

Municipal Securities Risk. To the extent an Underlying Fund invests in municipal securities, an Underlying Fund’s return will be impacted by events that affect the municipal securities markets, including legislative, political, or judicial developments that are perceived to have a negative effect on municipal securities and economic conditions that threaten the ability of municipalities to raise taxes or obtain the other sources of revenue that back their securities.

Non-Diversification Risk. An Underlying Fund that is considered a non-diversified investment company may have its assets invested in a limited number of issuers. This means that the Underlying Fund’s performance may be substantially impacted by the change in value of even a single holding. The price of a share of the Underlying Fund can therefore be expected to fluctuate more than a diversified mutual fund.

Prepayment and Extension Risk. To the extent an Underlying Fund invests in mortgage-backed and other asset-backed securities, it is subject to prepayment and extension risk. When interest rates decline, borrowers tend to refinance their loans. When this occurs, the loans that back these securities suffer a higher rate of prepayment. This could cause a decrease in the Underlying Fund’s income and share price. Extension risk is the flip side of prepayment risk. When interest rates rise, an Underlying Fund’s average maturity may lengthen due to a drop in prepayments. This generally will increase both the Underlying Fund’s sensitivity to interest rates and its potential for price declines.

Security Selection Risk. Securities selected by the portfolio manager of an Underlying Fund may perform differently than the overall market or may not meet the portfolio manager’s expectations.

Senior Loan Risk. To the extent an Underlying Fund invests in senior loans, senior loan prices may be adversely affected by supply and demand imbalances caused by conditions in the senior loan market or related markets. Although senior floating rate loans may be senior to equity and debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

Supranational Risk. Obligations of supranational organizations are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational organization that are denominated in foreign currencies will also be subject to the risks associated with investment in foreign currencies.
Syndicated Bank Loans Risk. An Underlying Fund that invests in syndicated bank loans is subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Underlying Fund may have difficulty collecting on any collateral.
Tax Risk. An Underlying Fund may invest in municipal securities that pay interest that is subject to income tax (including the AMT) or effect transactions that produce taxable capital gains. Interest income on municipal securities held by an Underlying Fund may also become subject to income tax due to an adverse change in the law or other events.
Undervalued Securities Risk. An Underlying Fund may seek to invest in stocks that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions. If these events do not occur or investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.
Valuation Risk. The sales price an Underlying Fund could receive for any particular portfolio investment may differ from the Underlying Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Underlying Fund shares on days when the Underlying Fund is holding fair valued securities may receive fewer shares or lower redemption proceeds than they would have received if the Underlying Fund had not fair valued the security or had used a different valuation methodology.
Yield Risk. The yields received by an Underlying Fund on its investments will decline as interest rates decline.
Further Information on Investment Objectives, Principal Investment Strategies and Principal Risks of the Underlying Funds. A concise description of the investment objectives, principal investment strategies, and a detailed description of the principal risks of each of the Underlying Funds and direct investments that are currently expected to be used for investment by the Fund as of the date of this prospectus is provided in “The Fund in Greater Detail” section.
Performance: The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s Class A shares performance for the past calendar year. The table shows how the Fund’s average annual returns for the past calendar year ended December 31 compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.firstinvestors.com or by calling 1 (800) 423-4026.
Sales charges are not reflected in the bar chart, and if those charges were included returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the period shown, the highest quarterly return was ___% (for the quarter ended _________________) and the lowest quarterly return was ___% (for the quarter ended ____________).
Average Annual Total Returns For Periods Ended December 31, 2014
1 Year	Life of Class*
Class A Shares
(Return Before Taxes)%	%
(Return After Taxes on Distributions)%	%
(Return After Taxes on Distributions and Sale of Fund Shares)%	%
Advisor Class Shares %	%
BofA Merrill Lynch U.S. Broad Market Index (reflects no deduction for fees, expenses or taxes)%	%
The Fund commenced operations on 4/3/13. The average annual total returns shown are for the period 4/3/13 to 12/31/14.
The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Adviser: First Investors Management Company, Inc. is the Fund’s investment adviser.
Portfolio Manager: Clark D. Wagner, Director of Fixed Income, has served as the Portfolio Manager since the Fund’s inception in 2013.

Purchase and Sale of Fund Shares: You may purchase or redeem shares of the Fund on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Fund’s transfer agent at the following address: Administrative Data Management Corp., Raritan Plaza I, Edison, NJ 08837; or calling the Fund’s transfer agent at 1 (800) 423-4026. The minimum initial purchase is $1,000 for Class A shares and $1,000 for Advisor Class shares. The minimum initial purchase is reduced for certain types of accounts and also for accounts that are eligible to be opened under a systematic investment plan. Subsequent investments can be made in any U.S. dollar amount.
Tax Information: The Fund’s distributions are generally taxable, and will be taxed to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case the withdrawal of your investment from a tax-deferred account may be taxable.
Payments to Broker-Dealers and Other Financial Intermediaries: The Fund is primarily sold to retail investors through its principal underwriter, First Investors Corporation (“FIC”), which is an affiliate of the Fund’s adviser, and both are subsidiaries of the same holding company. FIC pays its representatives a higher level of compensation for selling First Investors Funds than for selling other funds. The Fund also may be sold through unaffiliated broker-dealers and other financial intermediaries, which receive compensation for selling First Investors Funds. These payments may create a conflict of interest by influencing representatives, broker-dealers or other financial intermediaries to recommend First Investors Funds, including the Fund, over other funds. For more information ask your representative or your financial intermediary, see the Fund’s Statement of Additional Information or visit First Investors’ or your financial intermediary’s website.

THE FUND IN GREATER DETAIL
The following sections provide more information about the Fund’s investment objective, principal investment strategies and principal risks. To help you decide if the Fund may be right for you, we have also included examples of who should consider buying the Fund.
The following sections also include a description of the investment objective, principal investment strategies and risks of each of the Underlying Funds as of the date of this prospectus. The particular Underlying Funds in which the Fund may invest may be changed from time to time without shareholder approval or notice.  You should keep in mind that the Fund is not a complete investment program.
The Fund’s investment objective is non-fundamental, which means that the Board of Trustees may change the Fund’s investment objective without shareholder approval. The investment objective of each of the Underlying Funds is also non-fundamental. The Board may take such action when it believes that a change in the objective of the Fund or an Underlying Fund is necessary or appropriate in light of market circumstances or other events.

STRATEGIC INCOME FUND
What are the Strategic Income Fund’s objective, principal investment strategies and principal risks?
Objective:
The Fund seeks a high level of current income.
Principal Investment Strategies:
The Fund is a “fund-of-funds” and seeks to achieve its investment objective by investing primarily in a combination of underlying funds that currently exist or may become available for investment in the future for which First Investors Management Company, Inc. (the “Adviser” or “FIMCO”), acts as the investment adviser (“Underlying Funds”). The Fund may invest in unaffiliated funds, which are also considered to be Underlying Funds.
The Fund has a flexible investment strategy and will have exposure to a variety of fixed income securities, floating rate securities, municipal securities, equity securities, and other instruments by investing through a combination of the Underlying Funds. The income-related Underlying Funds are currently composed of the First Investors Cash Management Fund, First Investors Limited Duration High Quality Bond Fund, First Investors Government Fund, First Investors Investment Grade Fund, First Investors Floating Rate Fund, First Investors Fund For Income, First Investors International Opportunities Bond Fund, First Investors Tax Exempt Income Fund and First Investors Tax Exempt Opportunities Fund (“Underlying Income Funds”). The Underlying Income Funds may invest in fixed income securities of any maturity, including U.S. Government securities, U.S. Government-sponsored enterprise securities, investment grade corporate bonds, municipal securities, mortgage-backed securities, asset-backed securities, below investment grade debt securities (commonly known as “high yield debt securities” or “junk bonds”), high yield secured floating rate loans and/or bonds, sovereign debt and currencies of developed and emerging market countries located outside of the United States, futures, options, forward foreign currency contracts, inverse floaters and/or interest rate swaps. The First Investors Tax Exempt Income Fund and First Investors Tax Exempt Opportunities Fund primarily invest in municipal securities that pay interest that is exempt from federal income tax, including the AMT. An Underlying Fund may, at times, engage in short-term trading. The equity-related Underlying Fund, which is currently the First Investors Equity Income Fund (“Underlying Equity Fund”), primarily invests in dividend-paying stocks of any size company.

The Fund will invest primarily in the Underlying Income Funds. The Fund seeks to achieve its investment objective by investing within specified ranges among the Underlying Funds. While the percentage of allocation to each Underlying Fund is flexible, under normal conditions, the Fund will invest approximately 95% (within a range of 85%-100%) of its net assets in the Underlying Income Funds and approximately 5% (within a range of 0%-15%) of its net assets in the Underlying Equity Fund. The allocation to the Underlying Equity Fund adds diversification to the Fund and may enhance returns, but may increase volatility to the Fund.
The Fund anticipates that it will invest a significant portion of its net assets in the First Investors Limited Duration High Quality Bond Fund (within a range of 0%-40%), First Investors Investment Grade Fund (within a range of 0%-40%), First Investors Floating

Rate Fund (within a range of 0%-40%), First Investors Fund For Income (within a range of 0%-50%), and First Investors International Opportunities Bond Fund (within a range of 0%-40%) and, to a lesser degree, in the First Investors Tax Exempt Income Fund (within a range of 0%-15%), First Investors Tax Exempt Opportunities Fund (within a range of 0%-15%), First Investors Cash Management Fund (within a range of 0%-20%), First Investors Government Fund (within a range of 0%-35%), and First Investors Equity Income Fund (within a range of 0%-15%). Under normal circumstances, the Fund will not invest more than 50% of its net assets in the First Investors Fund For Income and First Investors Floating Rate Fund in the aggregate. The Fund will be rebalanced as needed if the actual allocations differ from the target allocation by 5% or more of the Fund’s market value. Based on this allocation, the Fund, under normal conditions, will have significant exposure to the Underlying Funds’ investments in below investment grade debt securities and debt securities of foreign issuers.
The Fund will invest in particular Underlying Funds based on various criteria. Among other things, the Fund will analyze the Underlying Funds’ respective investment objectives, policies and investment strategies in order to determine which Underlying Funds, in combination with other Underlying Funds, are appropriate in light of the Fund’s investment objective. The Fund will adjust the allocation based upon the relative value of the primary asset classes and sectors in which the Underlying Funds invest, as well as the macroeconomic outlook. While the Fund can invest in any or all of the Underlying Funds, the Fund may not be invested in any one of the Underlying Funds at any particular time. In addition to investments in the Underlying Funds, the Fund may also invest directly in the types of securities that are eligible investments for the First Investors Cash Management Fund, including but not limited to commercial paper, short-term corporate bonds and notes, floating and variable rate notes, U.S. Treasury securities and short-term obligations of U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government). The Fund is intended for investors who prefer to have their asset allocation decisions made by professional money managers.
The particular Underlying Funds in which the Fund may invest, the asset allocation percentages and particular ranges, and investments in the Underlying Funds may change from time to time without shareholder approval or notice. The Fund may invest in additional Underlying Funds that are not specifically described in this prospectus from time to time in the future so long as the Fund’s investments in any additional Underlying Fund, at the time of such investment, does not exceed 5% of the Fund’s total assets.
The Fund may purchase or sell shares of the Underlying Funds to: (a) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; (b) maintain or modify the allocation of its assets among the Underlying Funds; and (c) accommodate purchases and sales of its shares.
Although the Fund normally seeks to remain substantially invested in the Underlying Funds, the Fund reserves the right to take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If it does so, it may not achieve its investment objective. The Fund may also choose not to take defensive positions.
Information on the Fund’s holdings can be found in the most recent annual report and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover). For information regarding each Underlying Fund’s policies and procedures with respect to disclosure of its portfolio holdings, see the applicable Underlying Fund’s prospectus.

The Statement of Additional Information also describes non-principal investment strategies that the Fund and Underlying Funds may use, including investing in other types of securities that are not described in this prospectus.
Principal Risks:
You can lose money by investing in the Fund. The Fund should not be relied upon as a complete investment program. Stated allocations may be subject to change. Any investment carries with it some level of risk. Here are the principal risks of investing in the Fund:
Affiliated Persons. In managing the Fund, the Adviser will have the authority to select and substitute Underlying Funds. The Adviser and FIC are compensated by the Fund and by the Underlying Funds for advisory and/or principal underwriting services provided. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Funds both because the fees payable to it by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Adviser is also responsible for managing the Underlying Funds. The portfolio manager may also be subject to conflicts of interest in allocating Fund assets among the various Underlying Funds because the Fund’s portfolio manager may manage some of the Underlying Funds and may receive compensation for managing those Underlying Funds. The Trustees and officers of the Underlying Funds may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Funds for which FIMCO and FIC serve as investment adviser and principal underwriter, respectively.
Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the portfolio manager’s skill in determining the Fund’s asset allocation mix and selecting the Underlying Funds. There is the possibility that the portfolio manager’s selection of Underlying Funds and allocation of the Fund’s assets among the Underlying Funds may cause the Fund to perform differently than the overall market and may not meet the portfolio manager’s expectations.
Direct Investments. Since the Fund may invest directly in the types of securities that are eligible investments for the Cash Management Fund, these types of securities may be subject to Credit Risk, Interest Rate Risk, Liquidity Risk and Yield Risk. These risks are described in the section “Principal Risks of the Underlying Funds”.
Expenses. You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through the Fund, shareholders will incur not only a proportionate share of the expenses of the Underlying Funds held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.
Investing in the Underlying Funds. The investments of the Fund are concentrated in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Adviser. The value of the Underlying Funds’ investments and the net asset values (“NAV”) of the shares of both the Fund and Underlying Funds will fluctuate in response to various market and economic factors related to the income and equity markets, as well as the financial condition of issuers in which the Underlying Funds invest. There is no assurance that the Fund’s objective or the Underlying Funds' objectives will be achieved.
Investments of the Underlying Funds. Because the Fund invests in the Underlying Funds, the Fund’s shareholders will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of the assets the Fund allocates to those Underlying Funds. See the “Principal Risks of the Underlying Funds” below.

Descriptions of the Underlying Funds:
The following is a concise description of the investment objectives and principal investment strategies, including a detailed description of the principal risks for each of the Underlying Funds that are currently expected to be used for investment by the Fund as of the date of this prospectus. The Fund may also invest in other Underlying Funds not listed below that currently exist or may become available for investment in the future at the discretion of the Adviser without shareholder approval or notice. Certain Underlying Funds have adopted a non-fundamental policy to invest at least 80% of their net assets in certain types of securities.  These Underlying Funds will notify their shareholders at least 60 days before making any changes to the Underlying Fund's 80% policy. This prospectus is not an offer to sell and is not soliciting an offer to buy any of the Underlying Funds.
Government Fund:
Investment Objective: The Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.
Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”).
The Fund invests in all types of U.S. Government Securities, which may include (a) U.S. Treasury obligations, (b) securities that are issued or guaranteed by U.S. Government agencies or instrumentalities that are backed by the full faith and credit of the U.S. Government, such as mortgage-backed securities that are guaranteed by the Government National Mortgage Association (“GNMA”), and (c) securities that are issued or guaranteed by agencies or instrumentalities that are sponsored by Congress but whose securities are not guaranteed by the U.S. Government and are backed solely by the credit of the issuing agency or instrumentality and the right to borrow from the U.S. Treasury, such as mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”). The Fund may also invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.
The Fund uses a “top down” approach in making investment decisions based on its assessment of interest rates, economic and market conditions, and the relative values of different types of U.S. Government securities. In selecting investments, the Fund considers, among other factors, maturity, yield, relative value and, in the case of mortgage-backed securities, coupon and weighted average maturity. The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment.

Investment Grade Fund:
Investment Objective: The Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.
Principal Investment Strategies: Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade debt securities. The Fund defines investment grade debt securities as those that are rated within the four highest ratings categories by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”) or that are unrated but determined by the Fund’s Adviser to be of quality equivalent to those within the four highest ratings of Moody’s or S&P.
The Fund may invest in a variety of different types of investment grade securities, including corporate bonds, securities issued or guaranteed by the U.S. Government or U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government), and mortgage-backed and other asset-backed securities. The Fund may also invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.
In making investment decisions, the Fund considers the outlook for interest rates, economic forecasts and market conditions, credit ratings, and its own analysis of an issuer’s financial condition. The Fund will not necessarily sell an investment if its rating is reduced and it may hold securities that have been downgraded below investment grade (commonly known as “high yield” or “junk” bonds).
Floating Rate Fund:
Investment Objective: The Fund seeks a high level of current income.
Principal Investment Strategies: Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in floating rate loans and/or bonds. Floating rate loans represent amounts borrowed by companies or other entities from banks and other lenders, which have interest rates that reset periodically (annually or more frequently), generally based on a common interest rate index or another base rate. In many cases, they are issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings.
The Fund will normally invest the majority of its assets in U.S. dollar denominated senior secured floating rate loans and/or bonds. A senior floating rate loan typically has priority with respect to payment (to the extent assets are available) in the event of bankruptcy. The Fund generally will acquire floating rate loans as assignments from lenders.
The Fund may invest in floating rate loans and/or bonds of any maturity or credit quality, but typically will invest in short duration, below investment grade floating rate loans and/or bonds (commonly referred to as “high yield” or “junk” bonds) that the subadviser believes have attractive risk/reward characteristics and which are issued by U.S. corporations and/or foreign corporations in U.S. dollars.
The subadviser generally attempts to reduce the impact on the Fund from changing interest rates by investing in securities with shorter durations. Duration is a measurement of a loan’s or bond’s sensitivity to changes in interest rates. In general, the longer the duration of loans and/or bonds, the greater the likelihood that an increase in interest rates would cause a decline in the price of the Fund’s shares. The subadviser believes that the Fund’s short duration approach potentially reduces the risk to the portfolio if interest rates should rise.
The Fund generally invests in below investment grade securities that are rated from BB+ to B- by Standard & Poor’s Ratings Services, Ba1 through B3 by Moody’s Investors Service, Inc., or which are deemed to be of equivalent credit quality by the subadviser. The Fund will primarily invest in high yield floating rate loans and/or bonds, and may invest, to a lesser degree, in fixed-rate bonds.
Although the subadviser will consider ratings assigned by ratings agencies in selecting floating rate loans and/or bonds, it relies principally on its own research and investment analysis. The subadviser selects a loan and/or bond based on a rigorous bottom-up evaluation of each company and each loan or security in the Fund’s portfolio. The subadviser considers both company-specific quantitative and qualitative factors including: a company’s managerial strength and commitment to debt repayment; anticipated cash flow; debt maturity schedules; borrowing requirements; use of borrowing proceeds; asset coverage; earnings prospects; impacting legislation, regulation, or litigation; and the strength and depth of the protections afforded the lender through the documentation governing the bank loan or bond issuance.
The Fund may sell a holding when it meets the portfolio managers' expectations, no longer offers compelling relative value, shows deteriorating fundamentals, or if it falls short of the portfolio managers' expectations. The portfolio managers may also decide to continue to hold a loan or bond (or related securities) after a default. The Fund may borrow from banks, on a secured or unsecured basis and at fixed or variable rates of interest in order to maintain the liquidity necessary to meet redemptions.
Fund For Income:
Investment Objective: The Fund seeks high current income.
Principal Investment Strategies: The Fund primarily invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”). High yield bonds include both bonds that are rated below Baa by Moody’s Investors Service, Inc. or below BBB by Standard & Poor’s Ratings Services as well as unrated bonds that are determined by the Fund to be of equivalent quality. High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments). The Fund may also invest in other high yield debt securities, such as assignments of syndicated bank loans.
Although the Fund will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis. The Fund may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations. It may also decide to continue to hold a bond (or related securities) after its issuer defaults or is subject to a bankruptcy.
International Opportunities Bond Fund:
Investment Objective: The Fund seeks total return consisting of income and capital appreciation.
Principal Investment Strategies: Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. For purposes of the 80% test, bonds include debt securities issued or guaranteed by national governments, their agencies or instrumentalities and political sub-divisions (including inflation index linked securities); debt securities of supranational organizations such as freely transferable promissory notes, bonds and debentures; corporate debt securities, including freely transferable promissory notes, debentures, zero coupon bonds, commercial paper, certificates of deposits, and bankers’ acceptances issued by industrial, utility, finance, commercial banking or bank holding company organizations; emerging markets debt; and below investment grade securities, also known as high yield debt or “junk bonds”.
The Fund will normally invest its assets in debt and fixed income securities of issuers located in developed countries outside of the United States. The Fund will primarily invest in sovereign debt and currencies, as well as in investment grade corporate bonds. Any country that, at the time a security is purchased, has a sovereign debt rating of A- or better from at least one nationally recognized statistical ratings organization (“NRSRO”) or is included in the Citigroup World Government Bond Index will be considered a developed country. An issuer is considered by the subadviser to be located in a developed country if such issuer meets certain criteria of the subadviser. To a lesser extent, the Fund may also invest in emerging markets.
The Fund may invest in both investment grade and, to a lesser extent, below investment grade securities. Investment grade securities are securities rated at the time of purchase by a NRSRO within one of the top four categories, or, if unrated, judged by the subadviser to be of comparable credit quality.
The Fund may invest in forward foreign currency contracts in order to hedge its currency exposure in bond positions or to gain currency exposure. The Fund may also invest in interest rate and bond futures to manage interest rate risk and for hedging purposes. These investments may be significant at times. Although the Fund has the flexibility to make use of forward foreign currency contracts it may choose not to for a variety of reasons, even under very volatile market conditions.
The Fund will normally hold a portfolio of debt securities of issuers located in a minimum of six countries. The Fund intends to maintain a weighted average portfolio quality of A- or better, whether composed of rated securities or unrated securities deemed by the subadviser to be of comparable quality.
The weighted average duration of the Fund’s portfolio is expected to range from 1 to 10 years, but for individual markets may be greater or lesser depending on the subadviser’s outlook for interest rates and the potential for capital gains.
The subadviser follows a top-down value-driven process to investing and therefore seeks to identify relative value in the international bond markets. The subadviser defines as undervalued those markets where it believes real interest rates are high and the currency is undervalued with potential to appreciate. The subadviser will concentrate investments in those undervalued markets where it believes cyclical business conditions, as well as secular economic and political trends, provide the best opportunity for declining interest rates and a return to lower real rates over time. The subadviser believes that such economic conditions provide the best potential to achieve capital appreciation.
Tax Exempt Income Fund:
Investment Objective: The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the federal alternative minimum tax (“AMT”).
Principal Investment Strategies: Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in municipal securities that pay interest that is exempt from federal income tax, including the AMT. However, the Fund typically attempts to invest all of its assets in municipal securities that pay interest that is exempt from federal income tax, including the AMT.
The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories, rather than concentrating in bonds of a particular state or municipality.
The Fund generally invests only in high quality municipal securities that are rated as, or, if unrated, are determined by the Fund to be, investment grade at the time of purchase. Typically, the securities purchased by the Fund have maturities of fifteen years or more at the time of purchase. However, the Fund may invest in securities with any maturity and may also invest in the following types of derivatives: inverse floaters, interest rate swaps, futures contracts and options on futures contracts to increase income, hedge against changes in interest rates or enhance potential return. The

Fund may purchase or hold securities that are insured against default by independent insurance companies. In selecting investments, the Fund considers a variety of factors, including: a security’s maturity, coupon, yield, credit quality and call protection, its value relative to other types of municipal securities, and the outlook for interest rates and the economy.
The Fund may sell a security for a variety of reasons, including to adjust the Fund's duration, to replace it with another security that offers a higher yield or better relative value, to respond to a deterioration in its credit quality, or to raise cash to meet redemptions. Duration is a measurement of a bond's sensitivity to changes in interest rates. The Fund generally takes taxes into consideration in deciding whether to sell an investment.
Tax Exempt Opportunities Fund:
Investment Objective: The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the federal alternative minimum tax (“AMT”) and, secondarily, total return.
Principal Investment Strategies: Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in municipal securities that pay interest that is exempt from federal income tax, including the AMT. However, the Fund typically attempts to invest all of its assets in municipal securities that pay interest that is exempt from federal income tax, including the AMT.
The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories, rather than concentrating in bonds of a particular state or municipality.
The Fund generally invests only in high quality municipal securities that are rated as, or, if unrated, are determined by the Fund to be, investment grade at the time of purchase. Typically, the securities purchased by the Fund have maturities of fifteen years or more at the time of purchase. However, the Fund may invest in securities with any maturity and may also invest in the following types of derivatives: inverse floaters, interest rate swaps, futures contracts and options on futures contracts to increase income, hedge against changes in interest rates or enhance potential return. The Fund may purchase or hold securities that are insured against default by independent insurance companies. In selecting investments, the Fund considers a variety of factors, including: a security’s maturity, coupon, yield, credit quality and call protection, its value relative to other types of municipal securities, and the outlook for interest rates and the economy.
The Fund seeks total return through actively trading to take advantage of relative value opportunities in the municipal bond market. As a result, the Fund may, at times, engage in short-term trading, which could produce higher transaction costs and taxable distributions and may result in a lower total return and yield for the Fund.
The Fund may sell a security for a variety of reasons, including to adjust the Fund's duration, to replace it with another security that offers a higher yield or better relative value, to respond to a deterioration in its credit quality, or to raise cash to meet redemptions. Duration is a measurement of a bond's sensitivity to changes in interest rates. The Fund generally takes taxes into consideration in deciding whether to sell an investment.
Cash Management Fund:
Investment Objective: The Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.
Principal Investment Strategies: The Fund invests primarily in high-quality money market instruments that are determined by the Fund’s Adviser to present minimal credit risk, including but not limited to commercial paper, short-term corporate bonds and notes, floating and variable rate notes, U.S. Treasury securities and short-term obligations of U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government).
The Fund’s portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value (“NAV”) of $1.00 per share. These include requirements relating to the credit quality, maturity, liquidity and diversification of the Fund’s investments.
In buying and selling securities, the Fund will consider its own credit analysis as well as ratings assigned by ratings services.
Limited Duration High Quality Bond Fund:
Investment Objective: The Fund seeks current income consistent with low volatility of principal.
Principal Investment Strategies: Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds. For purposes of the 80% test, investment grade bonds may also include other investment grade fixed-income securities. The Fund defines investment grade fixed-income securities as those that are rated within the four highest ratings categories by Moody's Investors Service, Inc. (“Moody's”) or Standard & Poor's Ratings Services (“S&P”) or that are unrated but determined by the Fund's investment adviser, First Investors Management Company, Inc. (“FIMCO” or “Adviser”), to be of quality equivalent to those within the four highest ratings categories of Moody's or S&P.
The Fund may invest in a variety of different types of investment grade securities, including corporate bonds, securities issued or guaranteed by the U.S. Government or U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government), and mortgage-backed and other asset-backed securities. The Fund may invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.
The Fund seeks to maintain an average weighted duration of between two and six years. Duration is a measurement of a bond’s sensitivity to changes in interest rates. For every 1% change in interest rates, a bond’s price will change approximately 1% in the opposite direction for each year of duration. For example, if a portfolio of fixed income securities has an average weighted duration of three years, its value can be expected to fall about 3% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise approximately 3% if interest rates fall by 1%. As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than prices of securities with shorter durations. By comparison, a debt security's “maturity” is the date on which the security matures and the issuer is obligated to repay principal. Duration is typically not equal to maturity.

In making investment decisions, the Fund considers the outlook for interest rates, economic forecasts and market conditions, credit ratings, and its own analysis of an issuer's financial condition. The Fund will not necessarily sell an investment if its rating is reduced and it may hold securities that have been downgraded below investment grade (commonly known as “high yield” or “junk” bonds).
Equity Income Fund:
Investment Objective: The Fund seeks total return.
Principal Investment Strategies: The Fund invests, under normal market conditions, primarily in dividend-paying stocks of companies that the Fund believes are undervalued in the market relative to their long term potential. Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equities. For purposes of this 80% test, equities may include common stock, preferred stock, equity-based ETFs and other instruments that are convertible into common stock, or other instruments that represent an equity position in an issuer. The Fund normally will diversify its assets among dividend-paying stocks of large-, mid- and small-size companies. The Fund may also invest in stocks of companies of any size that do not pay dividends, but have the potential of paying dividends in the future if they appear to be undervalued.
The Fund generally uses a “bottom-up” approach in attempting to identify stocks that are undervalued. This means that the Fund generally identifies potential investments through fundamental research and analysis which includes, among other things, analyzing a company’s balance sheet, cash flow statements and competition within a company’s industry. The Fund also assesses a company’s corporate strategy and whether the company is operating in the interests of shareholders, as well as, analyzing economic trends, interest rates, and industry diversification.
The Fund may sell a security if it becomes fully valued, its fundamentals have deteriorated or alternative investment opportunities become more attractive.
Principal Risks of the Underlying Funds:
The target and asset allocation percentages, the selection of Underlying Funds and the investments in the Underlying Funds are subject to change. Such changes may cause the Fund to be subject to additional or different risks than the risks listed below.
Listed below are the principal risks of the Fund’s direct investments and investments in the Underlying Funds as well as the name of each Underlying Fund that may be subject to such principal risk.
Borrowing Risk:
This is the risk that an Underlying Fund may borrow from banks by obtaining a line of credit to meet certain redemptions. There is no assurance that an Underlying Fund will be able to establish and maintain an appropriate line of credit. Upon the expiration of the term of a credit arrangement, the lender may not be willing to extend further credit to an Underlying Fund or may only be willing to do so at an increased cost to an Underlying Fund. If an Underlying Fund is not able to extend its credit arrangement, it may be required to liquidate holdings at unfavorable prices. In connection with its borrowings, an Underlying Fund will be required to maintain specified asset coverage with respect to such borrowings by both the Investment Company Act of 1940, as amended, and the terms of its credit facility with the lender. An Underlying Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. Borrowings involve additional expense to an Underlying Fund.
Investments in the Floating Rate Fund are subject to borrowing risk.
Credit Risk:
This is the risk that an issuer of bonds and other debt securities will be unable to pay interest or principal when due. The prices of bonds and other debt securities are affected by the credit quality of the issuer and, in the case of mortgage-backed and asset-backed securities, the credit quality of the underlying loans. Changes in the financial condition of an issuer, general economic conditions and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer’s ability to make payments of principal or interest, or cause an issuer to fail to make timely payments of interest or principal. While credit ratings may be available to assist in evaluating an issuer’s credit quality, they may not accurately predict an issuer’s ability to make timely payment of principal and interest.
Credit risk also applies to securities issued by U.S. Government and by U.S. Government-

sponsored enterprises that are not backed by the full faith and credit of the U.S. Government. The securities issued by U.S. Government-sponsored enterprises are supported only by the credit of the issuing agency, instrumentality or corporation. For example, securities issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are not backed by the full faith and credit of the U.S. Government.
In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. While the U.S. Treasury also entered into arrangements to support Fannie Mae and Freddie Mac, there is no guarantee that these arrangements will ensure that these entities will be able to honor their obligations. Moreover, these arrangements do not alter the fact that the securities issued by Fannie Mae and Freddie Mac are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Congress may continue to consider legislation that would alter the activities or operations of Fannie Mae and Freddie Mac. The resulting reform legislation, if enacted, may impact the credit risk associated with Fannie Mae and Freddie Mac securities.
In the case of municipal securities, a municipal issuer’s ability to pay interest and principal on its debt obligations may be adversely affected by a variety of factors, including but not limited to:
(i)	A downturn in the national or local economy;
(ii)	Adverse political or regulatory developments at the local, state or federal level;
(iii)	Erosion of taxes or other revenues supporting debt obligations;
(iv)	Constitutional, legislative, executive or voter-initiated limits on borrowing, spending, or raising taxes;
(v)	Natural disasters, terrorist acts, or energy shortages;
(vi)	Litigation, including potential lawsuits challenging the Constitutionality or legality of the issuance of municipal debt; and
(vii)	In the case of revenue bonds, failure of the revenue generated to meet levels sufficient to satisfy debt obligations.
A downgrade in an issuer’s credit rating or other adverse news about the issuer can reduce the market value of the issuer’s securities even if the issuer is not in default.
An Underlying Fund may purchase or hold insured securities. Such insurance is intended to reduce credit risk. However, such insurance does not eliminate credit risk because the insurer may not be financially able to pay interest and principal on the securities that it insures. Moreover, most municipal securities insurers have had their credit ratings downgraded and/or have negative outlooks on their ratings. In the event that the credit rating of an insurance company is downgraded, the market values of the securities insured by such company may be negatively affected. It is also important to note that, although insurance may decrease the credit risk of investments held by an Underlying Fund, it decreases the Underlying Fund’s yield as the Underlying Fund must pay for the insurance directly or indirectly.
Investments in the Cash Management Fund, Limited Duration High Quality Bond Fund, Government Fund, Investment Grade Fund, Floating Rate Fund, Fund For Income, International Opportunities Bond Fund, Tax Exempt Income Fund, Tax Exempt Opportunities Fund and securities the Fund may invest in directly are subject to credit risk.
Currency Risk:
The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and other political or regulatory conditions in the U.S. or abroad. An Underlying Fund may incur currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled.
Investments in the International Opportunities Bond Fund are subject to currency risk.
Derivatives Risk:
Investments in derivatives involve a number of risks, which can increase the volatility of an Underlying Fund’s share price and expose the Underlying Fund to significant additional costs. These risks include the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market or interest rate movements is incorrect, the risk of potential losses are greater than if the investment technique had not been used by an Underlying Fund. There may be an imperfect correlation between the price of a derivative and the market value of the securities held by an Underlying Fund or the price of the securities (or indices) hedged or used for cover. These investment techniques may limit any potential gain that might result from an increase in the value of the hedged position. Moreover, derivatives may be difficult or impossible to sell, unwind, or value due to the lack of a secondary trading market.
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Futures Contracts Risk. The prices of futures contracts and options on futures contracts can be highly volatile; using them can lower total return; and the potential loss from futures can exceed an Underlying Fund’s initial investment in such contracts.

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Forward Contracts Risk. Forward currency transactions include risks associated with fluctuations in foreign currency, which may expose an Underlying Fund to the risk of currency exchange loss. Forward contracts may be subject to counterparty risk. If a default occurs, an Underlying Fund may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Underlying Fund's rights as a creditor.

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Inverse Floaters Risk. An Underlying Fund’s investments in inverse floaters may be volatile. Inverse floaters tend to fluctuate significantly more in price in response to changes in interest rates than other municipal securities.

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Options Risk. Options may be subject to counterparty risk and the risk that an Underlying Fund could lose the purchase price of the option or be subject to initial and variation margin requirements, which may be substantial.

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Interest Rate Swaps Risk. An Underlying Fund’s use of interest swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations.

Investments in the Limited Duration High Quality Bond Fund, Government Fund, Investment Grade Fund, International Opportunities Bond Fund, Tax Exempt Income Fund and Tax Exempt Opportunities Fund are subject to derivatives risk.
Dividend Risk:
At times, an Underlying Fund may not be able to identify dividend-paying stocks that are attractive investments. The income received by an Underlying Fund will also fluctuate due to the amount of dividends that companies elect to pay. Depending upon market conditions, an Underlying Fund may not have sufficient income to pay its shareholders regular dividends.

Investments in the Equity Income Fund are subject to dividend risk.
Emerging Markets Risk:
The risks of investing in foreign securities are heightened when the securities are traded in emerging or developing markets. The economies and political environments of emerging or developing countries tend to be more unstable than those of developed countries, resulting in more volatile rates of returns than the developed markets and substantially greater risk to investors.
Investments in the International Opportunities Bond Fund are subject to emerging markets risk.
Floating Rate Loan Risk:
To the extent an Underlying Fund invests in floating rate loans, the value of any collateral securing a floating rate loan may decline, be insufficient to meet the obligations of the borrower, or be difficult or costly to liquidate. In the event of a default, an Underlying Fund may have difficulty collecting on any collateral, would not have the ability to collect on any collateral for an uncollateralized loan, and a floating rate loan can decline significantly in value. An Underlying Fund’s access to collateral may also be limited by bankruptcy or other insolvency laws. Difficulty in selling a floating rate loan can result in a loss. In addition, high yield floating rate loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market.
Investments in the Floating Rate Fund are subject to floating rate loan risk.
Foreign Loan Risk:
This is the risk that a loan and/or bond issued in the U.S. by a foreign corporation or its subsidiary may be subject to risks associated with certain regulatory, economic and political conditions of the issuer’s foreign country and, in event of default, it may be difficult for an Underlying Fund to pursue its rights against the issuer in that country’s courts.
Investments in the Floating Rate Fund are subject to foreign loan risk.
Foreign Securities Risk:
There are special risk factors associated with investing in foreign securities. Some of these factors are also present when investing in the United States but are heightened when investing in non-U.S. markets, especially in smaller, less-developed or emerging markets. For example, fluctuations in the exchange rates between the U.S. dollar and foreign currencies may have a negative impact on investments denominated in foreign currencies by eroding or reversing gains or widening losses from those investments. The risks of investing in foreign securities also include potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s balance sheet and operations and less stringent regulation and supervision of foreign securities markets, custodians and securities depositories. Funds that invest in foreign securities are also subject to higher commission rates on portfolio transactions, potentially adverse changes in tax and exchange control regulations and potential restrictions on the flow of international capital. Many foreign countries impose withholding taxes on income and gains from investments in securities of issuers located in such countries, which the Fund may not recover. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Some foreign governments may default on principal and interest payments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for an Underlying Fund to pursue its rights against a foreign government in that country’s courts. To the extent an Underlying Fund invests a significant portion of its assets in securities of a single country or region at any time, it is more likely to be affected by events or conditions of that country or region. As a result, it may be more volatile than a more geographically diversified fund.
Investments in the International Opportunities Bond Fund are subject to foreign securities risk.
High Portfolio Turnover Risk:
Portfolio turnover is a measure of an Underlying Fund’s trading activity over a one-year period. High portfolio turnover could increase the Underlying Fund’s transaction costs and produce taxable distributions to shareholders and possibly have a negative impact on its performance.
Investments in the Tax Exempt Income Fund and Tax Exempt Opportunities Fund are subject to high portfolio turnover risk.
High Yield Securities Risk:
This is the risk that high yield bonds and other types of high yield debt securities (commonly known as “junk bonds”), including floating rate loans, have greater credit risk than higher quality debt securities because the companies that issue them are not as financially strong as companies with investment grade ratings. High yield debt securities are considered to be inherently speculative due to the risk associated with the issuer’s continuing ability to make principal and interest payments. Lower quality debt securities generally tend to be more sensitive to these changes than higher quality debt securities. While credit ratings may be available to assist in evaluating an issuer’s credit quality, they may not accurately predict an issuer’s ability to make timely payment of principal and interest. During times of economic downturn, issuers of high yield debt securities may not have the ability to access the credit markets to refinance their bonds or meet other credit obligations.
Investments in the Limited Duration High Quality Bond Fund, Investment Grade Fund, Floating Rate Fund, International Opportunities Bond Fund and Fund For Income are subject to high yield securities risk.
Interest Rate Risk:
The market values of bonds, municipal securities and other debt securities, including loans, are affected by changes in interest rates. In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases. The Underlying Funds may be subject to a greater risk of rising interest rates during periods of historically low interest rates. Generally, the longer the maturity and duration of a debt security, the greater its sensitivity to interest rates. Therefore, if an Underlying Fund invests in long-term debt securities, the Underlying Fund’s NAV could decline significantly as a result of interest rate changes. Floating rate loans and bonds generally are less sensitive to short-term interest rate changes than fixed-rate instruments, but they could remain sensitive to short-term interest rate changes. The interest rates on senior loans adjust periodically and may not correlate to prevailing interest rates during the periods between rate adjustments. The impact of interest rate changes on an Underlying Fund’s yield will also be affected by whether, and the extent to which, the floating rate loans in an Underlying Fund’s portfolio are subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans.
To the extent an Underlying Fund invests in municipal securities, interest rate risk also includes the risk that the yields on municipal securities will decline as interest rates decline. The investments that an Underlying Fund buys generally give the issuer the option to “call” or redeem these investments before their maturity dates. If investments mature or are “called” during a time of declining interest rates, an Underlying Fund will have to reinvest the proceeds in investments offering lower yields. Thus, when interest rates decline, the rates paid on floating rate and variable rate demand notes may also decline.
Investments in the Cash Management Fund, Limited Duration High Quality Bond Fund, Government Fund, Investment Grade Fund, Floating Rate Fund, Fund For Income, International Opportunities Bond Fund, Tax Exempt Income Fund, Tax Exempt Opportunities Fund and securities the Fund may invest in directly are subject to interest rate risk.
Liquidity Risk:
An Underlying Fund is susceptible to the risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. As a result, an Underlying Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on management or performance of an Underlying Fund. This risk is particularly acute in the case of foreign securities that are traded in smaller, less-developed or emerging markets. High yield debt securities also tend to be less liquid than higher quality debt securities, meaning that it may be difficult to sell high yield debt securities at reasonable prices, particularly if there is a deterioration in the economy or in the financial prospects of their issuers. As a result, the prices of high yield debt securities may be subject to wide price fluctuations due to liquidity concerns. In the case of assignments of syndicated bank loans, such loans may be less liquid at times, because of potential delays in the settlement process or restrictions on resale. In the case of floating rate loans, such loans may be less liquid at times since they are generally subject to legal or contractual restrictions on resale and may trade infrequently. During times of market stress, it may be difficult to sell municipal securities at reasonable prices.
Investments in the Cash Management Fund, Investment Grade Fund, Floating Rate Fund, Fund For Income, International Opportunities Bond Fund, Tax Exempt Income Fund, Tax Exempt Opportunities Fund and securities the Fund may invest in directly are subject to liquidity Risk.
Market Risk:
The market prices of an Underlying Fund’s securities may decline over short or even extended periods due to general market conditions, company-specific developments, an economic downturn, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper an Underlying Fund’s ability to purchase and sell debt securities. There is also the possibility that the value of an Underlying Fund’s investments in high yield securities will decline due to drops in the overall high yield bond market. In addition, adverse market events may lead to increased redemptions, which could cause an Underlying Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Changes in the economic climate, investor perceptions and stock market volatility can cause the prices of an Underlying Fund’s fixed-income and high yield investments to decline regardless of the conditions of the issuers held by an Underlying Fund. The entire high yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of high yield bonds by major investors, high-profile defaults or the market’s psychology. In the case of dividend-paying stocks, while such stocks are generally considered less volatile than other stocks, there can be no guarantee that an Underlying Fund’s overall portfolio will be less volatile than the general stock market. Depending upon market conditions, the income from dividend-paying stocks and other investment may not be sufficient to provide a cushion against general market downturns.
Investments in the Limited Duration High Quality Bond Fund, Floating Rate Fund, Fund For Income, International Opportunities Bond Fund and Equity Income Fund are subject to market risk.
Mid-Size and Small-Size Company Risk:
The market risk associated with stocks of mid-and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations. The additional volatility associated with mid-to-small-size company stocks is attributable to a number of factors, including the fact that the earnings of such companies tend to be less predictable than those of larger, more established companies. Mid-to-small-size company stocks are also not as broadly traded as stocks of larger companies. At times, it may be difficult for an Underlying Fund to sell mid-to-small-size company stocks at reasonable prices.
Investments in the Equity Income Fund are subject to mid-size and small-size company risk.
Money Market Risk.
Investments in money market instruments are subject to the risk that the value of a money market instrument will decline if there is a default by or a deterioration in the credit quality of the issuer or a provider of a credit enhancement or demand feature. This could cause the net asset value of an Underlying Fund, which is a money market fund, to decline below $1.00 per share.
Investments in the Cash Management Fund are subject to money market risk.
Municipal Securities Risk:
To the extent an Underlying Fund invests in municipal securities, an Underlying Fund’s return will be impacted by events that affect the municipal securities markets, including legislative, political, or judicial developments that are perceived to have a negative effect on municipal securities and economic conditions that threaten the ability of municipalities to raise taxes or obtain the other sources of revenue that back their securities.
Investments in the Tax Exempt Income Fund and Tax Exempt Opportunities Fund are subject to municipal securities risk.
Non-Diversification Risk:
The First Investors International Opportunities Bond Fund is the only Underlying Fund that is considered a non-diversified investment company and, as such, its assets may be invested in a limited number of issuers. This means that this Underlying Fund’s performance may be substantially impacted by the change in value of even a single holding. The price of a share of this Underlying Fund can therefore be expected to fluctuate more than a diversified mutual fund. Moreover, this Underlying Fund’s share price may decline even when the overall market is increasing. Accordingly, an investment in this Underlying Fund therefore may entail greater risks than an investment in a diversified investment company.
Prepayment and Extension Risk:
To the extent an Underlying Fund invests in mortgage-backed and other asset-backed securities, it is subject to prepayment and extension risk. When interest rates decline, borrowers tend to refinance their loans. When this occurs, the loans that back these securities suffer a higher rate of prepayment. This could cause a decrease in the Fund’s income and share price. When interest rates rise, an Underlying Fund’s average maturity may lengthen due to a drop in prepayments. This generally will increase both the Underlying Fund’s sensitivity to interest rates and its potential for price declines.
Investments in the Limited Duration High Quality Bond Fund, Government Fund and

Investment Grade Fund are subject to prepayment and extension risk.
Security Selection Risk:
Securities selected by the portfolio manager of an Underlying Fund may perform differently than the overall market or may not meet the portfolio manager’s expectations. This may be a result of specific factors relating to the issuer’s financial condition or operations or changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.
All of the Underlying Funds are subject to security selection risk.
Senior Loan Risk:
Senior loans typically are secured with specific collateral and have a claim on the assets and/or stock of the borrower, which generally would be entitled to payment before the claims of the borrower’s subordinated debt holder and stockholders. Although senior floating rate loans may be senior to equity and debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries. To the extent an Underlying Fund invests in senior loans, senior loan prices may be adversely affected by supply and demand imbalances caused by conditions in the senior loan market or related markets. Senior loans are usually rated below investment grade, and are subject to similar risks as below investment grade securities. An Underlying Fund’s ability to realize full value in the event of the need to sell a senior loan may be impaired by the lack of an active trading market for certain senior loans or adverse market conditions limiting liquidity.
Investments in the Floating Rate Fund and Fund For Income are subject to senior loan risk.
Supranational Risk:
Supranational organizations are entities designated or supported by a government or government group to promote economic development. Supranational organizations have no taxing authority and are dependent on their members for payment of interest and principal. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investment in foreign currencies.
Investments in the International Opportunities Bond Fund are subject to supranational risk.
Syndicated Bank Loans Risk:
Syndicated bank loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Underlying Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan.
Investments in the Fund For Income are subject to syndicated bank loans risk.
Tax Risk:
An Underlying Fund may, from time to time, invest in municipal securities that pay interest that is subject to federal, state, or local income tax, including the federal AMT, or effect transactions that produce taxable capital gains. In addition, tax-exempt interest income received on municipal securities held by the Fund may become subject to federal, state or local income tax due to, among other things, a change in the law, an Internal Revenue Service ruling, noncompliant conduct by a municipal issuer, or a judicial decision, such as a holding that debt was issued in violation of a Constitutional or statutory requirement. As a result of such events, an Underlying Fund may make taxable distributions to shareholders.
Investments in the Tax Exempt Income Fund and Tax Exempt Opportunities Fund are subject to tax risk.
Undervalued Securities Risk:
An Underlying Fund may seek to invest in stocks that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions. If these events do not occur, are delayed or investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall. Moreover, value stocks may fall out of favor with investors and decline in price as a class.
Investments in the Equity Income Fund are subject to undervalued securities risk.
Valuation Risk:
The sales price an Underlying Fund could receive for any particular portfolio investment may differ from the Underlying Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Underlying Fund shares on days when the Underlying Fund is holding fair valued securities may receive fewer shares or lower redemption proceeds than they would have received if the Underlying Fund had not fair valued the security or had used a different valuation methodology.
Investments in the International Opportunities Bond Fund are subject to valuation risk.
Yield Risk:
The yields received by an Underlying Fund on its investments will decline as interest rates decline.
Investments in the Cash Management Fund and securities the Fund may invest in directly are subject to yield risk.
Who should consider buying the Strategic Income Fund?
The Strategic Income Fund is most appropriately used to add diversification to an investment portfolio. The Fund is intended for investors who:
■  Are seeking an investment that offers a high level of current income,

■  Want an investment that provides diversification among different types of funds,

■  Are willing to accept a high degree of investment risk and moderate degree of market volatility,

■  Want exposure to debt securities of both U.S. and foreign issuers, and

■  Have a long-term investment horizon and are able to ride out market cycles.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND MANAGEMENT IN GREATER DETAIL

The Adviser.
First Investors Management Company, Inc. (“FIMCO” or “Adviser”) is the investment adviser to the Fund. FIMCO has been the investment adviser to the First Investors Family of Funds since 1965. Its address is 40 Wall Street, New York, NY 10005. As of September 30, 2014, FIMCO served as investment adviser to 43 mutual funds or series of funds with total net assets of approximately $__ billion. FIMCO supervises all aspects of each Fund's operations.
For the fiscal year ended September 30, 2014, FIMCO received an advisory fee of __% of the Fund’s average daily net assets.
Descriptions of the factors considered by the Board of Trustees in approving the foregoing Advisory Agreement are available in the Fund’s Annual Report to shareholders for the fiscal year ended September 30, 2014.
Clark D. Wagner, Director of Fixed Income since 2001, has served as Portfolio Manager of the Fund since its inception in 2013. He also serves as a Portfolio Manager or Co-Portfolio Manager for other First Investors Funds and has been a Portfolio Manager with FIMCO since 1991.
Other Information.
The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.
The Fund has received an exemptive order from the Securities and Exchange Commission (“SEC”), which permits FIMCO to enter into new or modified subadvisory agreements with existing or new subadvisers without approval of the Fund’s shareholders but subject to the approval of the Fund’s Board of Trustees and certain other conditions. FIMCO has ultimate responsibility, subject to oversight by the Fund’s Board of Trustees, and certain other conditions, to oversee the subadvisers and recommend their hiring, termination and replacement. In the event that a subadviser is added or modified, the prospectus will be supplemented.
The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. First Investors Income Funds, on behalf of the Fund, has claimed an exemption from registration with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator under the Commodity Exchange Act (“CEA”) and the Adviser is exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8).
The following is information about the index that will be used by the Fund in the Average Annual Total Returns table as a benchmark for its performance.
■The BofA Merrill Lynch US Broad Market Index tracks the performance of US dollar denominated investment grade debt publicly issued in the US domestic market, including US Treasury, quasi-government, corporate, securitized and collateralized securities.

SHAREHOLDER INFORMATION
How and when does the Fund price its shares?
The share price (which is called "net asset value" or "NAV" per share) for the Fund and each Underlying Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) each day that the NYSE is open (“Business Day”). Shares of the Fund and each Underlying Fund will not be priced on the days on which the NYSE is closed for trading, such as on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing. To calculate the NAV, the Fund first values its assets, subtracts its liabilities and then divides the balance, called net assets, by the number of shares outstanding. The NAV of the Fund is derived from the NAVs of the Underlying Funds. In addition, if the Fund invests directly in any investments, those investments will be valued in the same manner as the investments of the Underlying Funds. The prices or NAVs of each share class will generally differ because they have different expenses.

Each Underlying Fund, except for the Cash Management Fund, generally values its investments based upon its last reported sale prices, market quotations, or estimates of value provided by a pricing service as of the close of trading on the NYSE (collectively, “current market values”). Debt obligations with maturities of 60 days or less are valued at amortized cost.
If current market values for investments are not readily available, are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the close of trading on the NYSE, the investments may be valued at fair value prices as determined by the investment adviser of an Underlying Fund under procedures that have been approved by the Board of Trustees of the Underlying Fund. The Underlying Fund may fair value a security due to, among other things, the fact that: (a) a pricing service does not offer a current market value for the security; (b) a current market value furnished by a pricing service is believed to be stale; (c) the security does not open for trading or stops trading and does not resume trading before the close of trading on the NYSE, pending some corporate announcement or development; or (d) the security is illiquid or trades infrequently and its market value is therefore slow to react to information. In such cases, the Underlying Fund’s investment adviser will price the security based upon its estimate of the security’s market value using some or all of the following factors: the information that is available as of the close of trading on the NYSE, including issuer-specific news; general market movements; sector movements; or movements of similar securities.
Foreign securities are generally priced based upon their market values as of the close of foreign markets in which they principally trade (“closing foreign market prices”). Foreign securities may be priced based upon fair value estimates (rather than closing foreign market prices) provided by a pricing service when price movements in the U.S. subsequent to the closing of foreign markets have exceeded a pre-determined threshold, when foreign markets are closed regardless of movements in the U.S. markets, or when a particular security is not trading at the close of the applicable foreign market. The pricing service, its methodology or threshold may change from time to time. Foreign securities may also be valued at fair value prices as determined by the investment adviser in the event that current market values or fair value estimates from a pricing service are not available.

In the event that a security, domestic or foreign, is priced using fair value pricing, the Underlying Fund’s value for that security is likely to be different than the security’s last reported market sale price or quotation. Moreover, fair value pricing is based upon opinions or predictions on how events or information may affect market prices. Thus, different investment advisers may, in good faith and using reasonable procedures, conclude that the same security has a different fair value. Finally, the use of fair value pricing for one or more securities held by an Underlying Fund could cause the Underlying Fund’s net asset value to be materially different than if the Underlying Fund had employed market values in pricing its securities.
Because foreign markets may be open for trading on days that the U.S. markets are closed, the values of securities held by an Underlying Fund that trade in markets outside the United States may fluctuate on days that an Underlying Fund is not open for business and may result in an Underlying Fund’s portfolio investments being affected on days when shareholders are unable to purchase or redeem shares.
The Cash Management Fund values its assets using the amortized cost method which is intended to permit the Fund to maintain a stable $1.00 per share for each class of shares. The NAV of the Cash Management Fund could nevertheless decline below $1.00 per share.
How do I open an account?
You can open an account through a representative of the Fund’s principal underwriter, First Investors Corporation, or any other broker-dealer, insurance company, third party administrator or other financial intermediary that is authorized to sell the Fund (collectively, your “Representative”). It is generally our policy to only open accounts for U.S. citizens or resident aliens. Accounts may be established through a variety of different registration options, including individual, joint and trust registrations. Shares that you purchase through a financial intermediary may be held in your account with that firm. Your Representative may help you complete the necessary paperwork to open a new account. Your Representative will transmit your request to the Fund and may charge you a fee for this service. Please contact your Representative for more information on how to open an account.
The Fund offers two different share classes. Each share class has its own investment eligibility criteria, fees, expenses and other features. Your Representative can assist you in determining which share classes are available to you. When deciding which share class to invest in, you should consider the amount you plan to invest, the fees and expenses for each share class and any sales charge discounts or waivers which may be available to you. Moreover, you should consider any other fees and/or charges your Representative may charge you in addition to the fees and/or charges disclosed in this prospectus. The various types of registrations and additional information about sales charge waivers and discounts (discussed below) are described in the Fund’s Statement of Additional Information (“SAI”). The SAI is available free of charge by calling 1 (800) 423-4026, by visiting our website at www.firstinvestors.com or by visiting the SEC’s website at www.sec.gov.
Investors investing in the Fund through a financial intermediary should consult with their financial intermediary for information regarding investment minimums, how to purchase and redeem shares, and applicable fees. If you establish an account through a financial intermediary, the investment minimums described in this prospectus may not apply. As discussed above, your financial intermediary also may charge fees that are in addition to those described in this prospectus.
Federal law, including the USA PATRIOT Act, requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Therefore, if you are a new customer, you will be asked to provide certain information before your account may be opened, including your name, residential street address, date of birth, social security or taxpayer identification number (“TIN”), citizenship status and other information that will allow you to be identified. You may also be asked to provide certain government issued documents, such as your driver’s license or passport, or other identifying documents. In certain circumstances, this information may be obtained and verified with respect to any person authorized to effect transactions in an account. The Fund and your financial intermediary may reject your new account application if the required identifying information is not provided.
In addition to the identifying requirements described above, if the Fund is unable to verify your identity to its satisfaction within a maximum of 60 days of opening your account, the Fund will restrict most types of investments in your account. The Fund reserves the right to liquidate your account at the current net asset value if the Fund has not been able to verify your identity within a maximum of 90 days of opening the account or if the Fund has questions concerning the purpose of the account that have not been adequately explained. The Fund may, in its sole discretion, refuse to establish, restrict or liquidate your account without waiting for the prescribed periods if the Fund believes for any reason that a more timely resolution is necessary or appropriate. The Fund is not responsible for any loss that may occur and the Fund will not refund any sales charge or contingent deferred sales charge (“CDSC”) that you may incur as a result of their decision to liquidate an account.
What share classes are offered by the Fund?
Not all classes of shares of the Fund may be available in all jurisdictions.
Class A shares: Class A shares of the Fund are available to all investors. Class A shares of the Fund are sold at the public offering price, which includes a front-end sales charge. The sales charge declines with the size of your purchase, as illustrated in the Class A shares chart that can be found in the section of this prospectus titled “What are the sales charges?”. Class A shares sold without a sales charge may in some circumstances be subject to a CDSC, which is also described in the Class A shares chart.
The minimum account size for a Class A account is $1,000 for a non-retirement account and $500 for a Roth or Traditional IRA account. The Fund offers lower initial minimum investment requirements for certain types of Class A accounts and may waive the minimum account requirements if you maintain a systematic investment program. Class A shares pay a Rule 12b-1 fee of 0.30%.
Advisor Class shares: Advisor Class shares of the Fund are available to fee-based advisory programs sponsored or maintained by a financial intermediary, such as a registered investment advisor, who invests at least $100,000 in the aggregate in the Fund, and to certain retirement plan service provider platforms. The Fund may accept, in its sole discretion, investments in Advisor Class shares from purchasers not listed above.
Advisor Class shares require a minimum initial investment of $1,000 per Fund account. The Fund reserves the right to waive the minimum initial account size requirement for Advisor Class shares in certain cases. Advisor Class shares of the Fund are sold at net asset value and do not charge 12b-1 fees.
What about accounts with multiple owners or representatives?
The following applies with respect to accounts opened with the Fund. If you purchased shares through a financial intermediary, the following policies may not apply. Please contact your financial intermediary for additional information.
If you open an account that has more than one legal owner or legal representative, the Fund will accept oral or written instructions of any type without limitation from any one of the owners or representatives as long as the account has telephone privileges and a signature guarantee is not required to process the transaction. For example, if you open a joint account, any one of the joint tenants may, acting alone and without the consent of the other joint tenants, give the Fund instructions, by telephone or in writing, to (a) redeem shares to the address of record for the account, (b) redeem shares to a pre-designated bank account that may not be owned by you, (c) exchange shares, (d) exchange shares into a joint money market fund account that has check-writing privileges that can be used by any one owner, and (e) change the address of record on the account. The Fund (and its affiliates) has no liability for honoring the instructions of any one joint owner; it has no responsibility for questioning the propriety of instructions of any one joint owner; and it has no obligation to notify joint tenants of transactions in their account other than by sending a single confirmation statement to the address of record or by electronic delivery (if elected). The principle of “notice to one is notice to all” applies. Thus, to the extent permitted by law, the Fund is legally considered to have fulfilled all of its obligations to all joint tenants if it fulfills them with respect to one of the joint tenants. If you open or maintain a joint account, you consent to this policy.
Similarly, in the case of an account opened for a trust, a partnership, a corporation, or other entity, it is the Fund’s policy to accept oral or written instructions from any of the persons designated as having authority over the account as long as the account has telephone privileges. Thus, any one of the designated persons is authorized to provide the Fund with instructions of any type without limitation, including instructions to redeem or transfer funds to other persons. The Fund has no responsibility for reviewing trusts, partnership agreements, articles of incorporation, by-laws or similar documents, whether provided to it or not, to determine if they contain any restrictions on the authority of any one authorized person to provide us with instructions or to control the account. We may send confirmations, statements and other required information to any one of the authorized persons at the address of record for the account or by electronic delivery (if elected). We have no obligation to question the purpose or propriety of any instruction of any authorized person or to let other authorized persons know about any transactions or changes that have been made to the account. If you open or maintain an account for an entity, you consent to this policy.
If you do not want any one registered owner or representative on your account to have such flexibility and authority, you must instruct the Fund that you do not authorize it to accept instructions from less than all owners or representatives. You should be aware that this could cause you to incur delays, potential market losses, and additional expenses. You should also be aware that written instructions signed by all owners or representatives may be required to establish certain privileges and for any transaction that requires a signature guarantee under the Fund’s policies. The Fund reserves the right to change its policies concerning accounts with multiple owners or representatives without prior notice.
How do I make subsequent transactions?
Shareholders may make additional purchases in any dollar amount into accounts that have a broker-dealer of record. The following describes how you can make such subsequent transactions if your account is registered in your name with our transfer agent and your financial intermediary does not control your account. If you purchased shares of the Fund through a financial intermediary or your account is controlled by your financial intermediary, or if your shares are held in an omnibus account, you must contact your Representative or financial intermediary for information concerning how to effect transactions in the Fund’s shares or to determine if you are eligible to use the exchange policies described in this section, since we can only accept instructions from your financial intermediary. Your financial intermediary is responsible for transmitting your purchase or sale request to the Fund in proper form and in a timely manner, and may charge you a fee for this service.
1. Contact your Representative.
After you have opened your account, you can buy additional shares of your Fund or other funds in the First Investors fund family, redeem shares, or exchange shares into our other funds by contacting your Representative. He or she will handle your transaction for you and tell you what paperwork, if any, is required. Written signature guaranteed instructions and other paperwork may be required for certain types of transactions. See our Signature Guarantee Policies and other requirements below.
2. Contact the Fund directly through its transfer agent.
You can also buy (provided your account has a broker-dealer of record), sell, or exchange shares of the Fund by contacting the Fund directly through its transfer agent, Administrative Data Management Corp. (“ADM”), Raritan Plaza I, Edison, NJ 08837-3620 or by telephone at 1 (800) 423-4026. You can generally request redemptions or exchanges either by telephone, if you have telephone privileges, or in writing. Certain redemptions may not be transacted by telephone because they require a signature guarantee under our Signature Guarantee Policies, require account specific paperwork, or are not eligible for telephone redemption. The Fund does not generally accept transaction instructions via e-mail, fax, or other electronic means.
To confirm that telephone instructions received from account owners are genuine, the Fund’s transfer agent records each telephone call, asks the caller for information to verify his or her identity and authority over the account (such as the account registration, account number, address of record, and last four digits of the owner’s social security number or the owner’s personal identification number), and sends a confirmation of each transaction to the address of record or by electronic delivery (if elected). The Fund and its transfer agent are not liable for acting on telephone instructions as long as they reasonably believe such instructions to be genuine and the procedures that they use to verify the caller’s identity and authority are reasonable.
Telephone privileges are automatically granted to all new customers. It is your responsibility to decline telephone privileges if you do not want them. You may decline telephone privileges by notifying the Fund’s transfer agent that you do not want them. This will not affect your ability to place telephone orders through your Representative. However, declining telephone privileges will prevent you from effecting transactions directly through the Fund by telephone. This may cause you to incur delays, potential market losses, and costs. Additional information about telephone privileges is included in the Fund’s SAI.
3. Signature Guarantee Policies and Other Requirements.
The Fund requires written instructions signed by all owners with a signature guarantee from a financial institution that is a member of the Securities Transfer Agents Medallion Program for: all redemption requests over $100,000, except for redemptions made via draft check; redemption checks made payable to any person(s) other than the registered shareholder(s); redemption checks mailed to an address other than the address of record; and for redemptions to the address of record when the address of record has changed within thirty (30) days of the request (unless the written address change request was signed by all owners and signature guaranteed). The Fund may also require signature guarantees to establish or amend certain account privileges or services and in certain other situations. These are described in the Fund’s SAI.

For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to confirm legal authority over the account, unless they are already on file. For example, the Fund requires a Certificate of Authority to be on file before it will honor a request for a redemption for an account established for a partnership, corporation, or trust. Similarly, the Fund requires official records, such as death certificates and letters testamentary or court orders, before honoring redemptions of accounts registered to decedents or wards under guardianships or conservatorships. If the Fund is being asked to redeem a retirement account and transfer the proceeds to another financial institution, it may also require a Letter of Acceptance from the successor custodian and for a 403(b) or 457 account, the signature of your employer or third-party administrator. The Fund’s transfer agent may, in its discretion, waive certain requirements for redemptions.
Exchanges may only be made into the same class of shares of another First Investors Fund owned by the same customer that is available for sale to the customer. An exchange will be processed at the relative NAVs of the shares involved and any CDSC on the shares being exchanged and the holding period used to calculate the CDSC will carry over to the new shares. There is no sales charge on an exchange. However, since an exchange of Fund shares is a redemption and a purchase, it may create a gain or loss for tax purposes. Under certain circumstances, the Fund may permit conversion from one class of shares to another class of shares within the same Fund or may convert one class of shares to another class of shares within the same Fund. Additional information regarding how to purchase, redeem and exchange shares of the Fund is included in the Fund’s SAI. The Fund reserves the right to change its Signature Guarantee Policies and other policies without prior notice.
How are transactions processed?
If a purchase, redemption or exchange order is received in good order by the Fund’s transfer agent at its offices in Edison, NJ by the close of regular trading on the NYSE, it will be priced at that day's NAV plus any applicable sales charge for a purchase (“offering price”) or minus any applicable CDSCs for a redemption. If you place your order with your Representative by the close of regular trading on the NYSE, your transaction will also be priced at that day's offering price provided that your order is received by our transfer agent in its Edison, NJ offices by our processing deadline. Orders placed after the close of regular trading on the NYSE, or received in our Edison, NJ offices after our processing deadline, will be priced at the next Business Day's offering price.
The Fund reserves the right to refuse any order to buy shares, without prior notice, if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. The Fund is not responsible for losses stemming from delays in executing transactions that are caused by instructions not being in good order. Shares of the Fund will only be issued against full payment, as described more fully in this prospectus and SAI.
Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check or electronic funds transfer, payment may be delayed to verify that your check or electronic funds transfer has cleared (which may take up to 15 days from the date of purchase).
The Fund may not suspend or reject a redemption request that is received in good order or delay payment for a redemption for more than 7 days (except as described above), except during unusual market conditions affecting the NYSE, in the case of an emergency which makes it impracticable for the Fund to dispose of or value securities it owns or as permitted by the SEC.

The Fund has authorized certain third party financial intermediaries, such as broker-dealers and third party administrators to receive purchase and redemption orders on behalf of the Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. You should contact your financial intermediary to find out by what time your purchase or redemption order must be received so that it can be processed the same day. It is the responsibility of your financial intermediary to transmit orders that will be received by the Fund in proper form and in a timely manner.
The Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash. To the extent the Fund redeems its shares in-kind, the redeeming shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs incurred in disposing of or selling the portfolio securities received from the Fund. For additional information about in-kind redemptions, please refer to the Fund’s SAI.
The Fund reserves the right to provide confirmation of certain transactions, including, but not limited to, purchases through periodic investment plans and certain retirement plans, on periodic statements (i.e., quarterly statements) in lieu of immediate transaction confirmations.
What are the sales charges?
The Fund offers Class A and Advisor Class shares. There are no sales charges associated with the purchase of Advisor Class shares. Class A shares of the Fund are sold at the public offering price, which includes a front-end sales charge. The sales charge declines with the size of your purchase, as illustrated in the Class A shares chart below. Class A shares sold without a sales charge may in some circumstances be subject to a contingent deferred sales charge (“CDSC”), as described below.
Class A Shares
Your investment	Sales Charge as a percentage of offering price*	Sales Charge as a percentage of net amount invested*
Less than $100,000	5.75%	6.10%
$100,000-$249,999	4.50	4.71
$250,000-$499,999	3.50	3.63
$500,000-$999,999	2.50	2.56
$1,000,000 or more	0**	0**
* Due to rounding of numbers in calculating a sales charge, you may pay more or less than what is shown above.
** If you invest $1,000,000 or more, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a CDSC of 1.00% except in certain circumstances. As described further in this prospectus, any applicable CDSCs may be waived under certain circumstances.

The Fund has adopted a plan pursuant to Rule 12b-1 for its Class A shares. The plan allows the Fund to pay fees for the distribution related activities and the ongoing maintenance and servicing of shareholder accounts. The plan provides for payments at annual rates (based on average daily net assets attributed to Class A shares) of up to 0.30% on Class A shares. No more than 0.25% of the Fund’s average daily net assets may be paid under the plan as service fees. Because Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of a Class A shareholder’s investment and may cost a Class A shareholder more than paying other types of sales charges. Advisor Class shares do not pay Rule 12b-1 fees.
Does the Fund or FIMCO make payments to financial intermediaries?
When you buy and/or hold Fund shares through a financial intermediary, that financial intermediary typically will receive compensation. The source of that compensation may include a percentage of the sales load, if any, that you may pay as a shareholder, and/or a percentage of the Rule 12b-1 fee, if applicable, paid by the class of shares of the Fund that you own. FIMCO and its affiliates (at their own expense) may pay compensation to financial intermediaries for the promotion and sale of the Fund. In addition, FIMCO and its affiliates and the Fund may pay compensation to financial intermediaries for shareholder-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services.
The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. Compensation paid by FIMCO or its affiliates includes amounts from FIMCO’s or its affiliates’ own resources and constitute what is sometimes referred to as “revenue sharing.”
Compensation received by a financial intermediary from FIMCO or an affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating itself and its salespersons with respect to the Fund. For example, compensation may be paid to make Fund shares available to customers of a platform or similar program sponsor or for services provided in connection with such platforms and programs. Such compensation also may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. Additionally, it may cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.
Any compensation received by a financial intermediary, whether from the Fund, FIMCO or an affiliate, and the prospect of receiving such compensation may provide the financial intermediary with an incentive to recommend the shares of the Fund over other potential investments. The compensation also may cause a financial intermediary to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. You may contact your financial intermediary for details about any such payments it receives from the Fund, FIMCO, or its affiliates, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this prospectus.
Are sales charge discounts and waivers available for Class A shares?
A. Rights of Accumulation and Statements or Letters of Intent.
You may qualify for a Class A share sales charge discount under the Rights of Accumulation (“ROA”) policy. If you already own shares of any First Investors Funds, you are entitled to add the current values of those shares (measured by (a) the applicable Fund’s Class A shares value, either at current offering price or in the case of shares sold through a fee-based account, at the current net asset value and (b) at the current net asset value of Advisor Class shares and Institutional Class shares) to your purchase in computing your sales charge. Thus, for example, if you already own shares of First Investors Funds and those shares are worth $100,000 based on the current offering price, your current purchase of $10,000 is entitled to the $100,000 sales charge discount. Class A shares of our Cash Management Fund are not counted for ROA purposes if they were purchased directly without a sales charge.
In computing your sales charge discount level, you are also entitled to credit for the current values of First Investors Fund shares held in the accounts of other shareholders whose accounts are registered under your address of record (i.e., your mailing address on your account) and are serviced by your broker-dealer firm (“Eligible Accounts”). For example, you are entitled to combine the current values of all First Investors Fund shares (measured by (a) the applicable Fund’s Class A shares value, either at current offering price or in the case of shares sold through a fee-based account, at the current net asset value and (b) at the current net asset value of Advisor Class shares and Institutional Class shares) owned by you, your spouse, your children, and any other individuals as long as you all share the same address of record and are serviced by the same broker-dealer firm.
You can also qualify for a sales charge discount by establishing a non-binding statement or letter of intent (“SOI”) to purchase a specific dollar amount of shares within 13 months. For example, your current purchase of $10,000 will be processed at the $100,000 sales charge discount level if you establish an SOI for $100,000.
You can include in your SOI accounts owned jointly by you and your spouse, accounts owned individually by either you or your spouse and accounts that you or your spouse control as custodian or as a responsible individual for your children and trust accounts for which only you and/or your spouse serve as trustee, as long as all accounts share the same address of record and are serviced by the same broker-dealer. For purposes of our SOI policies, spouse is broadly defined to include common law and life partners. Furthermore, an SOI covers both existing accounts and those that are subsequently opened by a designated person during the SOI period.
You must use our SOI Agreement Form (or other documentation acceptable to the First Investors Funds) to designate any additional person(s) you wish to cover at the time you enter into the SOI and the amount of your SOI. Once an SOI is established, it cannot be amended to add persons who were not specified initially nor can an SOI be “back dated” to cover prior purchases. However, you can revise the SOI amount upward at any time during the SOI period by completing our SOI Agreement Form (or other documentation acceptable to First Investors Funds). If the prior commitment has not been met by the time of the revision, the SOI period during which the purchases must be made will remain the same. Purchases made from the date of the revision will receive the reduced sales charge resulting from the revised SOI. If your prior commitment has been met by the time of the revision, your original SOI will be considered completed and a new SOI will be established.
In addition, accounts of homeowners’ associations that are managed by certain management companies, where the management company has entered into an agreement to establish an SOI, the accounts have the management company’s address as their address of record and the accounts are serviced by the same broker-dealer, may also qualify for a sales charge discount under our ROA and SOI policies. You must use our SOI Agreement Form (or other documentation acceptable to the First Investors Funds) to designate any additional entity(ies) you wish to cover at the time you enter into the SOI and the amount of your SOI.

Moreover, subject to the conditions described above, you may also receive credit for Advisor Class and Institutional Class shares that you purchased and own and for Class A shares owned through a fee-based account under a program sponsored or maintained by a financial intermediary. Such shares will be valued at the current net asset value for ROA and SOI purposes.
To ensure that you receive the proper sales charge discount, you must advise your broker-dealer or your financial intermediary of all Eligible Accounts and shares that can be aggregated with your own accounts for ROA purposes as well as your desire to enter into an SOI (if applicable). In addition, to receive a waiver or a reduction of a sales charge, you may wish to contact your broker-dealer or financial intermediary concerning your eligibility at the time of purchase. If you or your broker dealer or financial intermediary do not let the Fund know that you are eligible for a waiver or reduction, you may not receive a sales charge discount for which you may be eligible. The Fund or your broker-dealer or financial intermediary may also ask you to provide account records, statements or other information related to all Eligible Accounts. You should be aware that we are not able to monitor purchases that are made through an omnibus account or certain other accounts with another broker-dealer or financial intermediary. In such circumstances, that broker-dealer or financial intermediary is responsible for processing your order at the correct discount level and for offering you the opportunity to enter into an SOI.
You are not legally required to complete the SOI. However, if the intended investment is not completed within the specified SOI period, the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time will be redeemed to pay such difference. Once an SOI is established a change of address will not affect the SOI. However, a change of broker-dealer during the 13-month SOI period will terminate the SOI. If two or more customers are covered by an SOI and one customer changes the broker-dealer on his or her account before the SOI is complete, the SOI will be terminated on all customers’ accounts and the sales charges on all purchases made under the SOI will be adjusted.
By purchasing under an SOI, you agree to the following:
■	You authorize First Investors to reserve 5% of the shares held under an SOI in escrowed shares until the SOI is completed or is terminated;

■	You authorize First Investors to sell any or all of the escrowed shares to satisfy any additional sales charges owed if the SOI is not fulfilled or is terminated; and

■	Although you may exchange all your shares among the funds, you may not sell or transfer the reserve shares held in escrow until you fulfill the SOI or pay the higher sales charge.
Purchases made without a sales charge in Class A shares of the Cash Management Fund or pursuant to any of the sales charge waiver provisions numbered 1 through 17 set forth below do not count toward the completion of an SOI. For example, if you make a redemption before your SOI is completed and reinvest that amount without paying a sales charge pursuant to our ninety (90) day reinstatement privilege, the amount reinvested will not count towards completion of your SOI. Similarly, any shares that you purchase without paying a sales charge under our free exchange privilege will not count towards completion of your SOI. Purchases made pursuant to sales charge waiver provision number 18 set forth below will count toward the completion of an SOI providing such purchase amount was not derived from the redemption of shares of a First Investors Fund (excluding shares of the Cash Management Fund which were directly purchased). For example, if you make a redemption before your SOI is completed and use the proceeds of such redemption to purchase shares through a fee-based account under a program sponsored or maintained by a financial intermediary, such purchase will not count toward the completion of your SOI.
We reserve the right to extend the 13-month period of any particular SOI if reasonable circumstances warrant such extension. We also reserve the right to prospectively revise our ROA and SOI policies at any time, subject to providing any required disclosure to shareholders; any such change will not adversely affect shareholders who have established an SOI prior to the change. Additional information about our ROA and SOI policies is included in the Fund’s SAI.
B. Sales Charge Waivers and Discounts.
Class A Shares May be Purchased Without a Sales Charge:
1. By a current registered representative, employee, officer, director, or trustee of the Funds, First Investors Corp. (“FIC”), or their affiliates (“Associate”), the spouse, life partner, children and grandchildren of such Associate provided that they reside at the same address and they maintain their FIC customer account (“Eligible Relatives”), and any other person who maintains an account that has been coded as an associate account since January 30, 2004. The accounts of such persons are referred to as “Associate Accounts.”
2. By a former Associate or former or current Eligible Relative thereof provided that such person (a) already owns an Associate Account, or (b) is rolling over the proceeds from a First Investors 401(k) or First Investors Profit Sharing Plan account into a fund account.
3. By an employee of a subadviser of the Fund.
4. By an employee of The Independent Order of Foresters.
5. When Class A share dividends and distributions are automatically reinvested in Class A shares of the same or a different fund account within the same customer account.
6. When Class A shares are free-exchanged into Class A shares of a different fund account within the same customer account.
7. When Class A share systematic withdrawal plan payments from one fund account, other than the Cash Management Fund, are automatically invested into shares of another fund account in the same class of shares for the same customer account. Class A shares of the Cash Management Fund account may be automatically invested into shares of another fund account in the same class of shares for the same customer account at NAV if the customer is eligible for the free exchange privilege.
8. When loans are repaid, unless the loan was made by redeeming Cash Management Fund shares that were directly purchased.
9. When a qualified group retirement plan (e.g., 401(k), money purchase pension, or profit sharing plan) is reinvesting redemption proceeds back into the same plan from another fund on which a sales charge or CDSC was paid.*
10. By a qualified group retirement plan with 100 or more eligible employees at the time the account is opened.*
11. By a qualified group retirement plan with $1,000,000 or more in assets in the funds.*
12. In amounts of $1 million or more.*
13. By individuals under a SOI or ROA of $1 million or more.*
14. When a customer who is at least age 70½ authorizes a required minimum distribution of Fund shares from a retirement account (including fee-based retirement accounts under a program sponsored or maintained by a financial intermediary) and at the same time directs the proceeds to be invested into a Fund account the customer owns individually or jointly provided both accounts have the same broker-dealer and address of record. This waiver applies to Class A money market shares only to the extent that a sales charge had been paid. This waiver also applies to a customer who is at least 70½ who authorizes a required minimum distribution of Fund shares from a retirement account in a fee-based advisory program sponsored or maintained by a First Investors affiliate and at the same time directs the proceeds to be invested into a Fund account the shareholder owns individually or jointly provided both accounts have the same broker-dealer and address of record.
15. When a customer requests the removal of an overcontribution made to a retirement account and directs the proceeds to be invested into an account the customer owns individually or jointly provided both accounts have the same broker-dealer and address of record. This waiver applies to Class A money market shares only to the extent that a sales charge had been paid.
16. When you are reinvesting into a fund, within the same customer account, proceeds of a redemption made within the prior ninety (90) days, from Class A shares of a fund, on which you paid a front end sales charge. This will reduce your reinstatement privilege to the extent that it results in a waiver of sales charge. You must notify us in writing that you are eligible for the reinstatement privilege.
17. Registered Representatives and other employees (including their spouse, life partner, children and grandchildren providing such person(s) lives at the same address as the Registered Representative or employee) of firms that are authorized to sell First Investors Funds.
18. When Class A shares are purchased through a fee-based account under a program sponsored or maintained by a financial intermediary.
Furthermore, if you are opening or reactivating an account, your investment must meet the Fund’s minimum investment policy.
* For items 9 through 13 above, a CDSC will be deducted from shares that are redeemed within 24 months of purchase, unless such shares are exchanged into another Fund. If shares are exchanged into another Fund, the CDSC and the holding period used to calculate it will carry over to the new fund with one exception. If the exchange is into Class A shares of the Cash Management Fund, the holding period used to calculate the CDSC will be tolled on such shares as long as they remain in the Cash Management Fund, the holding period will resume if the shares are exchanged back into a load fund, and the CDSC will be imposed if the shares are redeemed from the Cash Management Fund. In order to ensure that the holding period and CDSC are properly computed on shares that are exchanged into the Cash Management Fund, we will create a separate account to hold such exchanged shares. This account will not be entitled to draft check or expedited redemption privileges.
In addition, a group retirement plan with 99 or fewer eligible employees at the time the account is opened and less than $1,000,000 in assets in the funds may purchase Class A shares at a sales charge of 3% (as expressed as a percentage of the offering price).
Sales charge waivers and discounts are also available for participants in certain other retirement programs and other categories of investors.
Any applicable CDSC on Class A shares is waived for (or does not apply to):
1. Appreciation on redeemed shares above their original purchase price and shares acquired through dividend or capital gain distributions.
2. Redemptions of shares following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended) of an account owner (or in the case of joint accounts, the death of the last surviving joint owner), provided that in the case of disability the shares must have been purchased prior to the disability and the redemptions must be made within one (1) year of the disability. Proof of death or disability is required.
3. Distributions from employee benefit plans due to plan termination.
4. Redemptions to remove an excess contribution from an IRA or qualified retirement plan.
5. Annual redemptions of up to 8% of your account’s value redeemed by a Systematic Withdrawal Plan. Free shares not subject to a CDSC will be redeemed first and will count towards the 8% limit.
6. Redemptions by the fund when the account falls below the minimum account balance.
7. Redemptions to pay account fees.
8. Required minimum distributions upon reaching age 70½ provided you notify us about the required minimum distribution and you have held the shares for at least three (3) years. Free shares not subject to a CDSC will be redeemed first.
9. When a customer who is at least age 70½ authorizes a distribution from a retirement account and at the same time directs the proceeds to be invested into an account the customer owns individually or jointly provided both accounts have the same broker-dealer and address of record.*
10. When a customer requests the removal of an over contribution made to a retirement account and directs the proceeds to be invested into an account the customer owns individually or jointly provided both accounts have the same broker-dealer and address of record.*
11. If you reinvest into the same class of a load fund within the same customer account with proceeds from a redemption within the prior ninety (90) days of Class A shares on which you paid a CDSC and you notify us in writing of your desire to reinvest the amount, you will be credited, in additional shares, for any CDSC that you paid. If you are reinvesting only a portion of your redemption, you only will be credited with a pro-rated percentage of any CDSC that you paid. If you are opening or reactivating an account, your investment must meet the Fund’s minimum investment policy.
*For items 9 and 10, the CDSC will carry over to the new account. The holding period used to calculate the CDSC will also carry over to the new account.
The foregoing front end sales charge and CDSC waiver privileges on Class A shares do not apply to:
■	Reinvestments of systematic withdrawal amounts;

■	Automated payments such as Money Line and API;

■	Salary reduction/Employer contributions sent directly to First Investors for investment into Traditional or Roth 403(b)(7), 457(b), SEP-IRA, SIMPLE IRA or SARSEP-IRA accounts;

■	Investments made through your representative or broker-dealer over the phone if the amount of the investment that is eligible for the free exchange is less than $100; or

■	Any account that is liquidated because we have questions concerning the owner’s identity or the purpose of the account that have not been adequately explained.
For additional information about sales charge waivers and discounts, please refer to the Fund’s SAI.
What are the Fund’s policies on frequent trading in the shares of the Fund?
The Fund is designed for long-term investment purposes and it is not intended to provide a vehicle for frequent trading. The Board of Trustees of the Fund and Underlying Funds

(except the First Investors Cash Management Fund) has adopted policies and procedures to detect and prevent frequent trading in the shares of the Fund. These policies and procedures apply uniformly to all accounts. However, the ability of the Fund to detect and prevent frequent trading in certain accounts, such as omnibus accounts, is limited.
It is the policy of the Fund to decline to accept any new account that the Fund has reason to believe will be used for market timing purposes, based upon the amount invested, the Fund or funds involved, and the background of the shareholder or broker-dealer involved. Alternatively, the Fund may allow such an account to be opened if it is provided with written assurances that the account will not be used for market timing.
It is the policy of the Fund to monitor activity in existing accounts to detect market-timing activity. The criteria used for monitoring differ depending upon the type of account involved. It is the policy of the Fund to reject, without any prior notice, any purchase or exchange transaction if the Fund believes that the transaction is part of a market timing strategy. The Fund also reserves the right to reject exchanges that in the Fund’s view are excessive, even if the activity does not constitute market timing.
If the Fund rejects an exchange because it is believed to be part of a market timing strategy or otherwise, neither the redemption nor the purchase side of the exchange will be processed. Alternatively, the Fund may restrict exchange activity that is believed to be part of a market timing strategy or refuse to accept exchange requests via telephone, or any other electronic means.
Financial intermediaries that offer Fund shares may be asked to enforce the Fund’s policies to discourage frequent trading. Financial intermediaries also may have their own policies to deter frequent trading that differ from the Fund’s policies. In certain cases, the Fund may defer to the intermediary’s policies. There is no guarantee that all market timing will be detected. To the extent that the Fund’s or a financial intermediary’s policies are not successful in detecting and preventing frequent trading in the shares of the Fund, frequent trading may: (a) interfere with the efficient management of the Fund by, among other things, causing the Fund to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Fund, particularly for long-term shareholders who do not engage in frequent trading.
The risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that high yield bonds and floating rate loans generally trade infrequently and therefore their prices are slow to react to information. To the extent that these policies are not successful in preventing a shareholder from engaging in market timing, it may cause dilution in the value of the shares held by other shareholders.
Another risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that stocks of small-size and/or mid-size companies may trade infrequently and thus their prices may be slow to react to information. To the extent that these policies are not successful in preventing a shareholder from engaging in market timing, it may cause dilution in the value of the shares held by other shareholders.
The risks of frequent trading also include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by an Underlying Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. To the extent that these policies are not successful in preventing a shareholder from engaging in time zone arbitrage, it may cause dilution in the value of the shares held by other shareholders.

What about dividends and capital gain distributions?
To the extent that it has net investment income, the Fund will declare daily and pay on a monthly basis, dividends from net investment income. The Fund will distribute any net realized capital gains on an annual basis, usually after the end of the Fund's fiscal year. The Fund may also make an additional distribution in any year, if necessary, to avoid a federal excise tax on certain undistributed net income and capital gains.
Dividends and other distributions declared on both classes of the Fund’s shares are calculated at the same time and in the same manner. Dividends on Class A shares of the Fund are expected to be lower than those for Advisor Class shares because of the distribution fees borne by the Class A shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.
You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the distributing Fund or certain other First Investors Funds or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional shares of the same class of the distributing Fund. If you do not cash a dividend or distribution check, you will not receive interest on the amount of the check while it remains outstanding. If the Fund is unable to obtain a current address for you, it will reinvest your future dividends and other distributions in additional Fund shares in accordance with our “Returned Mail” policy, as described in the Fund’s SAI. No interest will be paid to you while a distribution remains uninvested.
A dividend or other distributions declared on a class of shares will be paid in additional shares of the distributing class if it is under $10 or if the Fund has received notice that all account owners are deceased (until written alternate payment instructions and other necessary documents are provided by your legal representative).
What about taxes?
Any dividends or capital gain distributions paid by the Fund are taxable to you unless you hold your shares in an IRA, 403(b) account, 401(k) account or other tax-deferred account. Dividends and distributions of net short-term capital gains (if any) are generally taxable to you as ordinary income. Although the Strategic Income Fund may invest in Underlying Funds that invest in securities the interest on which is generally federally tax exempt, the Strategic Income Fund’s distribution of dividends related to income it receives from those Underlying Funds is not expected to be exempt from federal income tax. If you are an individual or certain other non-corporate shareholder and meet certain holding period requirements with respect to your Fund shares, you may be eligible for reduced federal income tax rates on “qualified dividend income” distributed by the Fund. Distributions of net long-term capital gains (if any) are generally taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.
Your sale or exchange of Fund shares will be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
Cost basis information for the sale of certain shares is reported directly to the IRS on Form 1099-B. You may direct us to sell specific shares for tax reporting purposes; in such case, we will follow your directions. You may want to consult with your tax advisor about taxes before instructing us to sell shares. Additional information regarding cost basis reporting, including the Fund’s default method, can be found in the Fund’s SAI.
What if my account falls below the minimum account requirement?
If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose an annual low balance account fee of $25. The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. The Fund will give you sixty (60) days notice before taking such action. You may avoid redemption or imposition of a fee by purchasing additional Fund shares, if permitted by law, during this sixty (60) day period to bring your account balance to the required minimum.
Householding policy
It is the policy of the Fund described in this prospectus to mail only one copy of the Fund’s prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same mailing address and share the same last name and have invested in the Fund covered by the same document. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. It is the policy of the Fund to mail confirmations and account statements separately to each shareholder who shares the same mailing address. The Fund will, however, mail quarterly statements for different shareholders who share the same mailing address in one envelope if each shareholder consents to this procedure. We are not responsible for any losses that result from your use of this procedure. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: Administrative Data

Management Corp., Raritan Plaza I, Edison, NJ 08837-3620 or calling us at: 1 (800) 423-4026.
Other account privileges and policies
The Fund offers a full range of special privileges, including systematic investments, automatic payroll investments, systematic redemptions, electronic fund transfers, a variety of retirement account options, and transfer on death (“TOD”) registration. These privileges are described in the Fund’s SAI. There is an annual custodial fee of $15 for each First Investors Fund IRA, ROTH IRA, SIMPLE-IRA, SEP-IRA, SARSEP-IRA, MPP/PSP, 457(b) and ESA custodial account and an annual custodial fee of $30 for each First Investors Fund 403(b) custodial account that you maintain, irrespective of the number of Funds that are held in an account. The account holder is responsible for paying this fee and the fee will be automatically deducted from the account on the last business day of the first quarter for the following 12-month period in accordance with the provisions of the respective custodial agreement. Notwithstanding the foregoing, the fee may be waived or reduced by the custodian as further described in the respective custodial agreement and in the Fund’s SAI. The custodian also reserves the right to modify the fee at any time on forty-five (45) days prior written notice to account holders. TOD accounts are administered in accordance with First Investors TOD Guidelines. These guidelines are set forth in the Fund’s SAI, which is available for free upon request by calling 1 (800) 423-4026 and by visiting our website at www.firstinvestors.com.

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the financial performance of the Fund for the years indicated. The following tables set forth the per share data for each fiscal year ended September 30, except as otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). The information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s SAI, which is available for free upon request and on our website at www.firstinvestors.com.

STRATEGIC INCOME FUND

Per Share Data
	Net Asset Value at Beginning of Period	Income from Investment Operations			Less Distributions from
		Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions
CLASS A

2013*	$10.00	$.14 [a]	$(.23)	$(.09)	$.13	—	$.13
2014
ADVISOR CLASS

2013*	$10.00	$.14 [a]	$(.22)	$(.08)	$.15	—	$.15
2014

*	For the period April 3, 2013 (commencement of operations) to September 30, 2013.
**	Calculated without sales charges.
†	Net of expenses waived or assumed by the Adviser.
††	The ratios do not include a reduction of expenses from brokerage service arrangements.
a
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

b	Not annualized.
c	Annualized.
d	Does not include expenses of the investment companies in which the Fund invests.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return** (%)	Net Assets at End of Year (in millions)	Ratio to Average Net Assets†			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Net Expenses Before Fee Credits†† (%)	Net Investment Income (Loss) (%)	Expenses (%)	Net Investment Income (Loss) (%)
CLASS A

$9.78	(.87) [b]	$47,344	1.30 [c,d]	1.30 [c,d]	2.88 [a,c]	2.10 [c,d]	2.08 [a,c]	19

ADVISOR CLASS

$9.77	(.79) [b]	$1	1.00 [c,d]	1.00 [c,d]	2.90 [a,c]	14.79[c,d]	(10.90)[a,c]	19

INCOME FUNDS
STRATEGIC INCOME FUND
For more information about the Fund, the following documents are available for free upon request:
Annual/Semi-Annual Reports (Reports):
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Statement of Additional Information (SAI):
The Fund’s SAI provides more detailed information about the Fund. The SAI of the Fund is incorporated by reference into this prospectus.
To obtain free copies of the Reports, the SAI or to obtain other information, you may visit our website at: www.firstinvestors.com or contact the Fund at:
Administrative Data Management Corp.
Raritan Plaza I
Edison, NJ 08837
 Telephone: 1 (800) 423-4026
To obtain information about the Fund, including your account balance and transaction history, you may also visit our website at: www.firstinvestors.com. To access your account information, you will need a password.
You can review and copy Fund documents (including the Reports and SAI) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549 or (ii) by electronic request at publicinfo@sec.gov. To find out more, call the SEC at 1-202-551-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.
(Investment Company Act File No. 811-3967)

SIPRO

FIRST INVESTORS INCOME FUNDS
Statement of Additional Information
Dated _________, 2015
TICKER SYMBOLS

	CLASS A	ADVISOR CLASS
STRATEGIC INCOME FUND	FSIFX	FSIHX
40 Wall Street
New York, New York 10005
1 (800) 423-4026
This is a Statement of Additional Information (including the Appendices A and B hereto, the “SAI”) for the Strategic Income Fund (the “Fund”), a series of First Investors Income Funds (the “Trust”).
This SAI is not a prospectus and it should be read in conjunction with the Fund’s prospectus dated _____ __, 2015. The financial statements and report of an independent registered public accounting firm contained in the Fund’s annual report to shareholders are incorporated by reference. The Fund’s prospectus and SAI and the annual report and semi-annual report of the Fund may be obtained free of charge by contacting the Fund at the address or telephone number noted above or by visiting our website at www.firstinvestors.com.
This SAI is divided into two parts – Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to the funds in the First Investors Family of Funds (“Funds”), including the Fund.

Statement of Additional Information
Dated _____ __, 2015
PART I – TABLE OF CONTENTS

History and Classification of the Fund	3
Investment Strategies, Policies and Risks	3
Portfolio Turnover	3
Management of the Fund	3
Investment Advisory Services and Fees	6
Portfolio Managers	7
Underwriter and Dealers	9
Distribution Plans	9
Allocation of Portfolio Brokerage	9
Additional Information Concerning Purchases, Redemptions, Pricing and Shareholder Services	11
Tax Information	11
Beneficial Ownership Information	11
Financial Statements	11
Appendix A Investment Strategies Used by the Fund and Underlying Funds	A-1
Appendix B Investment Policies of the Fund	B-1

PART II – TABLE OF CONTENTS

Descriptions of Investment Strategies and Risks		1
I.	Debt Securities	1
II.	Equity Securities	10
III.	Foreign Securities Exposure	12
IV.	Restricted and Illiquid Securities	14
V.	When-Issued Securities	15
VI.	Standby Commitments	15
VII.	Derivatives	15
VIII.	Repurchase Agreements	25
IX.	Temporary Borrowing	25
X.	Temporary Defensive Investments	26
Portfolio Holdings Information Policies and Procedures		27
Portfolio Turnover		28
Management of the Fund		28
Responsibilities of the Board of the Fund		30
Underwriter and Dealers		32
Payments to Financial Intermediaries		33
Potential Conflicts of Interests in Distribution Arrangements		34
Distribution Plan		34
Additional Information Concerning Purchases, Redemptions, Pricing, and Shareholder Services		36
Determination of Net Asset Value		57
Allocation of Portfolio Brokerage		59
Credit Ratings Information		60
General Information		66
Appendix A: Tax Information		A-1
Appendix B: Proxy Voting Guidelines		B-1

Statement of Additional Information Part I
Dated _____ __, 2015
HISTORY AND CLASSIFICATION OF THE FUND
The Trust is an open-end, diversified, management investment company commonly referred to as a mutual fund. It was organized as a Delaware statutory trust on August 17, 2005. The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. The Fund is a series of the Trust. There are seven other separate and distinct series of the Trust, which are described in separate documents. The Fund is a diversified fund and has been designed as a “fund-of-funds”, which means that it pursues its investment objective by investing primarily in a combination of underlying funds that currently exist or that may become available for investment in the future for which First Investors Management Company, Inc. (“FIMCO”) acts as investment adviser (“Underlying Funds”). These Underlying Funds currently include the First Investors Cash Management Fund, First Investors Limited Duration High Quality Bond Fund, First Investors Government Fund, First Investors Investment Grade Fund, First Investors Floating Rate Fund, First Investors Fund For Income, First Investors International Opportunities Bond Fund, First Investors Tax Exempt Income Fund, First Investors Tax Exempt Opportunities Fund and First Investors Equity Income Fund. The Fund has designated Class A shares and Advisor Class shares for sale.
The Trust is not required to hold annual shareholder meetings unless required by law. If requested in writing to do so by the holders of at least 10% of the Fund’s or Class’ outstanding shares entitled to vote, as specified in the By-Laws, or when ordered by the Board of Trustees ("Board" or "Trustees") or the President, the Secretary will call a special meeting of shareholders for the purpose of taking action upon any matter requiring the vote of the shareholders or upon any other matter as to which a vote is deemed by the Trustees or the President to be necessary or desirable.
INVESTMENT STRATEGIES, POLICIES AND RISKS
The Fund’s objective, principal investment strategies, and principal risks are described in the prospectus of the Fund. A summary of each of the investment strategies that are used by the Fund and Underlying Funds is set forth in Appendix A to Part I of this SAI. The Fund also has investment policies that limit or restrict its ability to engage in certain investment strategies. These policies are set forth in Appendix B to Part I of this SAI. Appendix A and Appendix B are each part of this SAI. Part II of this SAI provides more detailed descriptions of the investment strategies that may be used by the Fund and Underlying Funds and the related risks, including strategies that are not considered principal and therefore are not described in the prospectus.
PORTFOLIO TURNOVER
The table below reflects the Fund’s portfolio turnover rates for the fiscal years ended September 30, 2013 and 2014. Part II of this SAI provides additional information concerning portfolio turnover, including the methodology that is used to compute portfolio turnover rates.
Portfolio Turnover Rates
Fund	Fiscal Year Ended September 30, 2013*	Fiscal Year Ended September 30, 2014
Strategic Income Fund	19%	%
* The Fund commenced operations on April 3, 2013.

MANAGEMENT OF THE FUND
The First Investors Family of Funds share one common investment adviser, First Investors Management Company, Inc. (“FIMCO” or “Adviser”), and one common Board of Trustees. Part II of the SAI contains additional information concerning FIMCO, the leadership structure and risk oversight responsibilities of the Board, additional information about each Trustee, any standing committees of the Board, and the Code of Ethics that has been adopted by the Board.

Set forth below is information about the Trustees and certain Officers of the Fund. The address of each Trustee and Officer listed below is c/o First Investors Legal Department, 40 Wall Street, New York, NY 10005.
Trustees and Officers
INDEPENDENT TRUSTEES
Name and Date of Birth	Position(s) held with the Trust covered by this SAI and Length of Service*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**	Other Trusteeships/ Directorships Held During Past 5 Years
Susan E. Artmann 4/13/54	Trustee since 11/1/2012	Retired. Executive Vice President and Chief Financial Officer of HSBC Insurance North America (2012-2013); Executive Vice President and President (2008-2011) and Chief Financial Officer (2000-2008) of HSBC Taxpayer Financial Services.	43	None
Mary J. Barneby 7/28/52	Trustee since 11/1/2012	Chief Executive Officer, Girl Scouts of Connecticut, since October 2012; Executive Director of UBS Financial Services, Inc. and Head of Stamford Private Wealth Office (2002-2012).	43	None
Charles R. Barton, III 3/1/65	Trustee since 1/1/2006	Chief Operating Officer since 2007, Board Director since 1989 (currently, Ex-Officio) and Trustee since 1994 of The Barton Group/Barton Mines Corporation (mining and industrial abrasives distribution); and President of Noe Pierson Corporation (land holding and management service provider) since 2004.	43	None
Arthur M. Scutro, Jr. 11/9/41	Trustee since 1/1/2006 and Chairman since 1/1/2013	None/Retired.	43	None
Mark R. Ward 11/3/52	Trustee since 1/1/2010	Self employed, Consultant since 2008; Senior Partner, Ernst & Young, LLP, Leader, Mid-Atlantic Asset Management Practice (2003-2007).	43	None
* Each Trustee serves for an indefinite term until his or her successor is elected and duly qualified, or until his or her death, resignation or removal as provided in the Trust’s organizational documents or by statute.
** As of the date of this SAI, the First Investors Family of Funds consisted of 4 registered investment companies with 43 series.

OFFICERS WHO ARE NOT TRUSTEES
Name and Date of Birth	Position(s) held with the Trust covered by this SAI and Length of Service*	Principal Occupation(s) During Past 5 Years
William M. Lipkus 10/30/64	President since June 2014
President, First Investors Family of Funds, since June 2014; Chief Executive Officer, President and Director since 2012, Chief Administrative Officer 2012-2014, Treasurer 1999-2013 and Chief Financial Officer 1997-2013 of FICC; Chairman since 2012, Director since 2007, Chief Administrative Officer 2012-2014, and Chief Financial Officer 1998-2013 of FIMCO; Chairman since 2012, Director since 2011, Chief Administrative Officer 2012-2014, Treasurer 1999-2013 and Chief Financial Officer 1998-2013 of FIC; Chairman since 2012, Director since 2007, Chief Administrative Officer 2012-2014, Treasurer and Chief Financial Officer 1998-2013 of Administrative Data Management Corp.; Chairman and Director since 2012, Chief Administrative Officer 2012-2014, Vice President 1996-2014, Treasurer and Chief Financial Officer 1996-2013 of FIL; and Chairman and Member of Board of Managers since 2012, Chief Financial Officer 2012-2013 of First Investors Advisory Services, LLC.

Joseph I. Benedek 8/2/57	Treasurer since 1988	Treasurer and Principal Accounting Officer of First Investors Management Company, Inc.
Mary Carty 11/11/50	Secretary since 2010
General Counsel of First Investors Management Company, Inc. and various affiliated companies since December 2012 and Assistant Counsel of First Investors Management Company, Inc. (2010-2012). Special Counsel and Associate at Willkie Farr & Gallagher LLP (1998-2009).

Marc Milgram 6/9/57	Chief Compliance Officer since 2010
Chief Compliance Officer of First Investors Management Company, Inc. since 2010; Investment Compliance Manager of First Investors Management Company, Inc. (2009-2010); First Investors Federal Savings Bank, President (2000-2011), Treasurer (1987-2011) and Director (2004-2011); First Investors Corporation, Vice President (2008-2009); and Administrative Data Management Corp., Vice President (2008-2009).

* Officers are appointed by the Board for one-year terms.

Trustee Ownership of the Fund
As of December 31, 2014
Trustee	Dollar Range of Ownership of the Fund	Aggregate Dollar Range of Equity Securities – all Registered Investment Companies overseen by Trustee in First Investors Family of Funds†
Susan E. Artmann		$
Mary J. Barneby		$
Charles R. Barton, III		$
Arthur M. Scutro, Jr.		$
Mark R. Ward		$
† As of the date of this SAI, the First Investors Family of Funds consisted of 4 registered investment companies with 43 series.

As of ________, 2015, none of the Trustees or Officers owned Class A shares or Advisor Class shares of the Fund.

Compensation of Trustees
The following table lists compensation paid to the Trustees of the Trust for the fiscal year ended September 30, 2014.
Trustee	Aggregate Compensation From the Fund	Total Compensation from First Investors Family of Funds Paid to Trustees†
Susan E. Artmann	$	$
Mary J. Barneby	$	$
Charles R. Barton, III	$	$
Arthur M. Scutro, Jr.	$	$
Mark R. Ward	$	$
† As of the date of this SAI, the First Investors Family of Funds consisted of 4 registered investment companies with 43 series.
No pension or retirement benefits are proposed to be paid under any existing plan to any Trustee by any Fund, any of its subsidiaries or any other investment companies in the First Investors Family of Funds.
INVESTMENT ADVISORY SERVICES AND FEES
Part II of this SAI describes the terms of the Trust’s Advisory Agreement with FIMCO and the respective responsibilities of the Fund and FIMCO under the Agreement.
The current advisory fee paid by the Fund to FIMCO is 0.05% of its average daily net assets. The fee is accrued daily by the Fund, based on the Fund’s net assets. The tables below reflect the advisory fees paid by the Fund and the advisory fees waived by FIMCO for the fiscal years ended September 30, 2013 and 2014.
Fiscal Year Ended 9/30/13*
Fund	Advisory Fees Paid	Advisory Fees Waived
Strategic Income Fund	$5,882	$5,882

Fiscal Year Ended 9/30/14
Fund	Advisory Fees Paid	Advisory Fees Waived
Strategic Income Fund	$	$
* The Fund commenced operations on April 3, 2013.

PORTFOLIO MANAGERS
The following section provides certain information about the portfolio manager of the Adviser who has responsibility for the daily management of the Fund.
A. Other Accounts Managed by Portfolio Managers as of September 30, 2014

Name of Portfolio Manager and Fund(s) Covered by this SAI	Other Accounts Managed	Number of Other Accounts	Total Assets of Other Accounts (in millions)	Number of Accounts for which Advisory Fee is Based on Account Performance	Total Assets in the Accounts for which Advisory Fee is Based on Account Performance (in millions)
FIMCO’s Portfolio Manager:
Clark D. Wagner: Strategic Income Fund	Other Registered Investment Companies		$		$
	Other Pooled Investment Vehicles		$		$
	Other Accounts		$		$

B. Potential Conflicts of Interest in Other Managed Accounts as of September 30, 2014

FIMCO’s Portfolio Manager:
Mr. Wagner manages several other First Investors mutual funds in addition to the Fund. In certain instances, these other First Investors Funds are managed similarly to one another, except to the extent required by differences in cash flow, investment policy, or law. Moreover, Mr. Wagner also participates in the day-to-day management of First Investors’ profit sharing plan, the general account of our life insurance company affiliate and FIMCO’s own investment account. Portions of these non-fund accounts may be managed similarly to one or more of the funds that Mr. Wagner manages.
The side-by-side management of two or more First Investors Funds or non-fund accounts presents a variety of potential conflicts of interest. For example, Mr. Wagner may purchase or sell securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. He may also want to buy the same security for two funds that he manages or for a fund and a non-fund account. In some cases, there may not be sufficient amounts of the security available (for example, in the case of an initial public offering (“IPO”) or new bond offering) to cover the needs of all of the accounts managed by him or the buying activity of the accounts could affect the market value of the security. Similar potential conflicts could arise when two or more Fund or non-fund accounts managed by Mr. Wagner or another FIMCO portfolio manager want to sell the same security at the same time. He may want to sell a security that is held by a fund or non-fund account and at the same time buy the same security for another one of his accounts. This could occur even if the accounts were managed similarly because, for example, the two accounts have different cash flows. He may also be subject to potential conflicts of interest in allocating the Fund’s assets among the various Underlying Funds because he may also serve as portfolio manager for some of the Underlying Funds and may receive compensation for managing those Underlying Funds.
FIMCO has adopted a variety of policies and procedures to address these potential conflicts of interest and to ensure that each Fund and non-fund account is treated fairly. For example, FIMCO has adopted policies for bunching and allocating trades when two or more Funds or non-fund accounts wish to buy or sell the same security at the same time. These policies prescribe the procedures for placing orders in such circumstances, determining allocations in the event that such orders cannot be fully executed, and determining the price to be paid or received by each account in the event that orders are executed in stages. FIMCO has also adopted special policies that address investments in IPOs and new bond offerings, the side-by-side management of Funds and the non-fund accounts, and internal crosses between FIMCO-managed accounts that are effected under Rule 17a-7 of the Investment Company Act of 1940, as amended. FIMCO’s Investment Compliance Department also conducts reviews of trading activity to monitor for compliance with these policies and procedures. FIMCO has also adopted a Code of Ethics restricting the personal securities trading and conduct of portfolio managers of the funds.
C. Structure of Portfolio Managers Compensation as of September 30, 2014
FIMCO’s Portfolio Manager:
Mr. Wagner receives a salary and is eligible to receive a bonus for managing the Fund. Whether or not he receives a bonus award is dependent upon, among other factors, the performance of the Fund (and other funds managed by him) during the previous calendar year. The factors (determined annually) incorporated into a bonus formula which determines the eligible bonus award include: performance versus a specified Lipper Peer Group for each calendar year, average net assets of the Fund (and other funds managed by him), and management fees received. A portion of the bonus to be paid is dependent on other factors, including the portfolio manager’s compliance record. In addition to the bonuses that he may receive on the Funds that he manages, Mr. Wagner, as FIMCO’s Director of Fixed Income, is also entitled to receive a percentage of any bonus that is earned by a portfolio manager who reports to him. All bonuses (including those earned as Director of Fixed Income) are paid as follows: one-third of the bonus is paid within the first quarter of the following year and the remaining amount is invested in the Fund (and other funds managed by him) and then paid in two installments over the next two years. In the case of each bonus installment, Mr. Wagner must remain actively employed by FIMCO and be in good standing with FIMCO until each installment is paid; otherwise the installment is forfeited. He is also entitled to participate on the same basis as other employees in the profit sharing plan that is offered by FIMCO’s parent company. The amount that is contributed to this plan is determined in the sole discretion of the parent company based upon the overall profitability of FIMCO and its affiliates from all lines of business. The profitability of FIMCO is an important factor in determining the amount of this contribution.
The following chart shows the Fund’s Lipper Peer Group for purposes of determining the portfolio manager’s bonus for the fiscal year ended September 30, 2014.
Fund	Lipper Peer Group
Strategic Income	Lipper Multi-Sector Income Funds
In addition to managing the Fund and other First Investors Funds, Mr. Wagner is also primarily responsible for managing the fixed income investments in the parent company’s own profit sharing plan and the investment accounts of FIMCO and its life insurance company affiliate (collectively, “the proprietary accounts”). Mr. Wagner may receive compensation (in addition to his normal FIMCO salary and entitlement to participate on the same basis as other employees in the parent company’s profit sharing plan) for managing the investments of the proprietary accounts. Some of the proprietary accounts invest in assets that are eligible investments for the Funds that Mr. Wagner manages or oversees in his capacity as Director of Fixed Income. Thus, he could have a potential economic incentive to favor the proprietary accounts over the Funds in determining which investments to buy, sell or hold. FIMCO monitors trading in the proprietary accounts to address such potential conflicts.
D. Portfolio Manager Fund Ownership as of September 30, 2014
FIMCO’s Portfolio Managers:
Name	Funds covered by this SAI	Dollar Range of Fund Ownership (dollars)
Clark D. Wagner	Strategic Income Fund	$

UNDERWRITER AND DEALERS
Part II of this SAI describes the Underwriting Agreement between the Trust and First Investors Corporation (“FIC”), on behalf of the Fund, the applicable sales charge on Class A shares expressed both as a percentage of the offering price and net amount invested, and the dealer concession that is paid by FIC to outside dealers expressed as a percentage of the offering price. The tables below reflect underwriting fees and other compensation paid to FIC by the Fund for the fiscal years ended September 30, 2013 and 2014.
Fiscal Year Ended 9/30/13*
Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation**
Strategic Income Fund	$966,354	$0	N/A	N/A

Fiscal Year Ended 9/30/14
Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation**
Strategic Income Fund	$	$	N/A	N/A
* The Fund commenced operations on April 3, 2013.
**As shown in a separate chart, FIC may receive distribution fees (i.e., Rule 12b-1 fees) from the Fund.

DISTRIBUTION PLANS
Part II of this SAI describes the distribution plan of the Fund. The table below reflects fees paid by the Fund, pursuant to its plan, for the fiscal year ended September 30, 2014.
Class A
Fund	Compensation to Underwriter	Compensation to Dealers	Compensation to Sales Personnel	Total Distribution Plan Fees Paid
Strategic Income Fund	$	$	$	$

ALLOCATION OF PORTFOLIO BROKERAGE
Part II of this SAI describes the brokerage allocation policies of the First Investors Funds. Set forth below are tables containing information concerning the commissions paid by the Fund for the fiscal years ended September 30, 2013 and 2014, as well as any investments that it has made in its regular broker-dealers (or their parent companies).
Commissions Paid Fiscal Year Ended 9/30/13*
Fund	Total Commissions Paid	Commissions Paid for Research Services	Transactions for Which Commissions Paid for Research Services
Strategic Income Fund	$928	$0	$0

Commissions Paid Fiscal Year Ended 9/30/14
Fund	Total Commissions Paid	Commissions Paid for Research Services	Transactions for Which Commissions Paid for Research Services
Strategic Income Fund	$	$	$
* The Fund commenced operations on April 3, 2013.

Ownership of Regular Broker-Dealers and/or their Parent Companies during the Past Fiscal Year
Fund	Broker-Dealer	Parent Co.	9/30/14 Market Value
Strategic Income Fund:			$

ADDITIONAL INFORMATION CONCERNING PURCHASES, REDEMPTIONS,
 PRICING AND SHAREHOLDER SERVICES
Additional information concerning purchases, redemptions, pricing and shareholder services is set forth in Part II of this SAI. This information generally does not repeat information already discussed in the Fund prospectus. Additional information concerning the determination of Net Asset Value (“NAV”) is also set forth in Part II of this SAI.
TAX INFORMATION
General information concerning tax laws applicable to the Fund and each Underlying Fund is set forth in Part II of this SAI.
BENEFICIAL OWNERSHIP INFORMATION
As of January __, 2015, the following shareholders owned of record or beneficially owned 5% or more of the outstanding Class A and Advisor Class shares of the Fund.
Shareholder	% of Shares
%

FINANCIAL STATEMENTS
The Fund incorporates by reference the financial statements and reports of an independent registered public accounting firm contained in the annual reports to shareholders for the fiscal year ended September 30, 2014.

APPENDIX A
INVESTMENT STRATEGIES USED BY THE FUND AND UNDERLYING FUNDS
The investment strategies that may be used by the Fund and Underlying Funds, including strategies to invest in particular types of securities or financial instruments, are listed on the following pages. The investment strategies that the Fund and Underlying Funds currently use or currently anticipate using are noted by a check (✓) mark. The investment strategies that the Fund and Underlying Funds do not currently anticipate using are noted by a dash (─) mark. These notations only represent the current intentions of the Fund and Underlying Funds with respect to using the checked investment strategies. The Funds and the Underlying Funds may engage in any of the investment strategies listed, even if it has no current intention to do so as noted, as long as there is no specific investment policy prohibiting the Fund and Underlying Funds from engaging in the strategy. To the extent permitted by its investment policies and applicable regulatory requirements, the Fund and Underlying Funds also reserve the right to alter its investment strategies or to use other strategies. The investment policies of the Fund are set forth in its prospectus and Appendix B of this SAI. The investment strategies listed in this Appendix for the Fund and Underlying Funds, and their associated risks, are described in Part II of this SAI.
I-A-1

Strategic Income Fund*	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments	✓
Corporate Bonds and Notes	✓
Convertible Debt Securities	✓
High Yield Securities	✓
Mortgage-Backed Securities	✓
Other Asset-Backed Securities	✓
Municipal Securities	✓
Syndicated Bank Loans	✓
U.S. Government Securities	✓
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	✓
Equity Securities	✓
Common Stocks, Preferred Stocks, Rights and Warrants	✓
Shares of Other Investment Companies	✓
Shares of Exchange Traded Funds	✓
Real Estate Investment Trusts	✓
Master Limited Partnerships	✓
Foreign Securities Exposure	✓
Depositary Receipts	✓
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	✓
Foreign Securities Traded in Emerging Markets	✓
Foreign Currency	✓
Derivatives	✓
Credit-Linked Securities	─
Inverse Floaters	✓
Interest Rate Swaps	✓
Options	✓
Futures	✓
Forwards	✓
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
*Listed are the investment strategies that may be used directly or indirectly by the Fund through its investments in the Underlying Funds as described in the prospectus.
I-A-2

Cash Management Fund (“Underlying Fund”)	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments	✓
Corporate Bonds and Notes	✓
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	─
Other Asset-Backed Securities	─
Municipal Securities	✓
Syndicated Bank Loans	─
U.S. Government Securities	✓
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	─
Equity Securities	─
Common Stocks, Preferred Stocks, and Warrants	─
Shares of Other Investment Companies	─
Shares of Exchange Traded Funds	─
Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	─
Depositary Receipts	─
Foreign Securities Traded in the U.S.	─
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	─
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	─
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	─
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	─
I-A-3

Government Fund (“Underlying Fund”)	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments	✓
Corporate Bonds and Notes	─
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	✓
Other Asset-Backed Securities	─
Municipal Securities	─
Syndicated Bank Loans	─
U.S. Government Securities	✓
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	─
Equity Securities	─
Common Stocks, Preferred Stocks, and Warrants	─
Shares of Other Investment Companies	─
Shares of Exchange Traded Funds	─
Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	─
Depositary Receipts	─
Foreign Securities Traded in the U.S.	─
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	✓
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	✓
Futures	✓
Forwards	─
Restricted and Illiquid Securities	─
When-Issued Securities	✓
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
I-A-4

Investment Grade Fund (“Underlying Fund”)	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments	✓
Corporate Bonds and Notes	✓
Convertible Debt Securities	─
High Yield Securities	✓
Mortgage-Backed Securities	✓
Other Asset-Backed Securities	✓
Municipal Securities	✓
Syndicated Bank Loans	─
U.S. Government Securities	✓
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	✓
Equity Securities	─
Common Stocks, Preferred Stocks, and Warrants	─
Shares of Other Investment Companies	─
Shares of Exchange Traded Funds	─
Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	✓
Depositary Receipts	─
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	✓
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	✓
Futures	✓
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓

I-A-5

International Opportunities Bond Fund (“Underlying Fund”)	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments	✓
Corporate Bonds and Notes	✓
Convertible Debt Securities	─
High Yield Securities	✓
Mortgage-Backed Securities	✓
Other Asset-Backed Securities	─
Municipal Securities	─
Syndicated Bank Loans	─
U.S. Government Securities	✓
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	✓
Equity Securities	─
Common Stocks, Preferred Stocks, and Warrants	─
Shares of Other Investment Companies	─
Shares of Exchange Traded Funds	─
Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	✓
Depositary Receipts	✓
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	✓
Foreign Securities Traded in Emerging Markets	✓
Foreign Currency	✓
Derivatives	✓
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	─
Futures	✓
Forwards	✓
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
I-A-6

Floating Rate Fund (“Underlying Fund”)	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments*	✓
Corporate Bonds and Notes	✓
Convertible Debt Securities	✓
High Yield Securities	✓
Mortgage-Backed Securities	─
Other Asset-Backed Securities	✓
Municipal Securities	─
Syndicated Bank Loans	✓
U.S. Government Securities*	✓
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	✓
Equity Securities	─
Common Stocks, Preferred Stocks, Rights and Warrants	─
Shares of Other Investment Companies	─
Shares of Exchange Traded Funds	─
Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	─
Depositary Receipts	─
Foreign Securities Traded in the U.S.	─
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	─
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	─
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
*The Fund’s subadviser and/or Adviser may invest the Underlying Fund’s cash balance in U.S. Government securities and other short-term investments.
I-A-7

Fund For Income (“Underlying Fund”)	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments *	✓
Corporate Bonds and Notes	✓
Convertible Debt Securities	✓
High Yield Securities	✓
Mortgage-Backed Securities	─
Other Asset-Backed Securities	✓
Municipal Securities	─
Syndicated Bank Loans	✓
U.S. Government Securities*	✓
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	✓
Equity Securities	─
Common Stocks, Preferred Stocks, and Warrants	─
Shares of Other Investment Companies	─
Shares of Exchange Traded Funds	─
Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	─
Depositary Receipts	─
Foreign Securities Traded in the U.S.	─
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	─
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	─
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
*The Adviser may invest the Underlying Fund’s cash balance in U.S. Government securities and other short-term investments.
I-A-8

Equity Income Fund (“Underlying Fund”)	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments*	✓
Corporate Bonds and Notes	─
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	─
Other Asset-Backed Securities	─
Municipal Securities	─
Syndicated Bank Loans	─
U.S. Government Securities*	✓
Variable and Floating Rate Securities	─
Zero Coupon and Pay-In-Kind Bonds	✓
Equity Securities	✓
Common Stocks, Preferred Stocks, and Warrants	✓
Shares of Other Investment Companies	✓
Shares of Exchange Traded Funds	✓
Real Estate Investment Trusts	✓
Master Limited Partnerships	✓
Foreign Securities Exposure	✓
Depositary Receipts	✓
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	✓
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	✓
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
*The Adviser may invest the Underlying Fund’s cash balance in U.S. Government securities and other short-term investments.

I-A-9

Tax Exempt Income Fund (“Underlying Fund”)	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments	✓
Corporate Bonds and Notes	─
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	─
Other Asset-Backed Securities	─
Municipal Securities	✓
Syndicated Bank Loans	─
U.S. Government Securities	─
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	✓
Equity Securities	─
Common Stocks, Preferred Stocks, Rights and Warrants	─
Shares of Other Investment Companies	─
Shares of Exchange Traded Funds	─
Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	─
Depositary Receipts	─
Foreign Securities Traded in the U.S.	─
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	✓
Credit-Linked Securities	─
Inverse Floaters	✓
Interest Rate Swaps	✓
Options	✓
Futures	✓
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
I-A-10

Tax Exempt Opportunities Fund (“Underlying Fund”)	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments	✓
Corporate Bonds and Notes	─
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	─
Other Asset-Backed Securities	─
Municipal Securities	✓
Syndicated Bank Loans	─
U.S. Government Securities	─
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	✓
Equity Securities	─
Common Stocks, Preferred Stocks, Rights and Warrants	─
Shares of Other Investment Companies	─
Shares of Exchange Traded Funds	─
Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	─
Depositary Receipts	─
Foreign Securities Traded in the U.S.	─
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	✓
Credit-Linked Securities	─
Inverse Floaters	✓
Interest Rate Swaps	✓
Options	✓
Futures	✓
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
I-A-11

Limited Duration High Quality Bond Fund (“Underlying Fund”)	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments	✓
Corporate Bonds and Notes	✓
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	✓
Other Asset-Backed Securities	✓
Municipal Securities	✓
Syndicated Bank Loans	─
U.S. Government Securities	✓
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	─
Equity Securities	─
Common Stocks, Preferred Stocks, Rights and Warrants	─
Shares of Other Investment Companies	─
Shares of Exchange Traded Funds	─
Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	✓
Depositary Receipts	─
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	✓
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	✓
Futures	✓
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓

I-A-12

APPENDIX B
INVESTMENT POLICIES OF THE FUND
The following is a list of the investment policies of the Fund other than those policies that are set forth in the Fund’s prospectus. The Fund’s investment policies are designed to set limits on or prohibit the Fund from engaging in specified investment strategies. For a description of the investment strategies that the Fund actually uses or currently contemplates using, you should review the prospectus for the Fund and Appendix A of this SAI.
The Fund also has adopted the investment policies that are set forth below. Unless identified as non-fundamental, these investment policies are fundamental policies which may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
The Fund’s investment objective is a non-fundamental policy of the Fund. Non-fundamental policies may be changed by the Board of Trustees (“Board”) without shareholder approval. Except with respect to borrowing, or as otherwise expressly provided, changes in values of the Fund’s assets will not cause a violation of the Fund’s investment policies.
Fundamental Policies:
The Fund may not:
(1)  Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
(2)  Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
(3)  Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
(4)  Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(5)  The Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry (excluding investment companies).

(6)  Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

(7)  Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies) and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

(8)  Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (“1933 Act”) in the disposition of restricted securities or in connection with investments in other investment companies.
I-B-1

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets, at the time of borrowing, from banks and other institutions for any purpose (a fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, “senior securities” are defined as fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets). In the event that such asset coverage falls below this percentage, the fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. The policy in (2) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to making loans set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.)

I-B-2

Statement of Additional Information Part II
Dated _______ __, 2015
Part II of this SAI describes policies and practices that apply to the Strategic Income Fund (the “Fund”), as well as, each of the Funds in the First Investors Income Funds, First Investors Equity Funds and First Investors Tax Exempt Funds (“First Investors Funds”), except as otherwise indicated, including non-principal investment strategies that the Fund may use to a limited extent in addition to those that are described in its prospectus. The First Investors Family of Funds consists of 4 registered investment companies: First Investors Equity Funds, First Investors Income Funds, of which the Fund is a series, First Investors Tax Exempt Funds and First Investors Life Series Funds.
DESCRIPTIONS OF INVESTMENT STRATEGIES AND RISKS
As part of the Fund’s “Fund-of-Funds” structure, the following are descriptions of investment strategies that may be used by the Fund, and each of the Underlying Funds, as well as the risks of those strategies. To determine which strategies are primarily used by the Fund, you must review the prospectus and appendices to Part I of the Fund’s SAI. The prospectus will identify the principal investment strategies of the Fund and the principal risks of those strategies. Appendix A to Part I contains a schedule listing the investment strategies that the Fund currently intends to use. The Fund may invest, to a limited degree, in any of the other securities described below even if they are not listed in the prospectus or checked in Appendix A to Part I. Appendix B to Part I describes the investment policies that may limit or restrict the Fund’s ability to use certain investment strategies.
I.    Debt Securities
The Fund may invest in all of the debt securities described below. The market value of most debt securities is influenced by changes in the level of interest rates. Generally, as interest rates rise, the market value of a debt security decreases. Conversely, as interest rates fall, the market value of a debt security increases. This is referred to as interest rate risk. Factors which could result in a rise in interest rates, and a decrease in the market value of a debt security, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit and an increase in the price of commodities such as oil. As of the date of this SAI, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates. Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. When the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose debt and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share prices to decline. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund's performance. The liquidity level of the Fund’s portfolio may also be affected.
The market value of most debt securities is influenced by the credit risks associated with such security. Credit risk is the risk that an issuer may not be able to pay principal and interest when due. The debt securities that are purchased by the Fund may be rated investment grade, may be rated below investment grade, or may be unrated. Investment grade securities are securities rated, at the time of purchase, by a nationally recognized statistical ratings organization (“NRSRO”) within one of the top four categories, or if unrated, judged by the adviser or subadviser, as applicable, to be of comparable credit quality. Debt obligations rated Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB- or higher by Standard & Poor’s Ratings Services (“S&P”) or BBB- or higher by Fitch Ratings, Inc. (“Fitch”) are considered investment grade by the respective NRSRO. Bonds that are rated lower than Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch are considered below investment grade by the respective NRSRO (commonly known as “junk bonds” or “high yield”) and are referred to herein as “High Yield Securities.” In general, the lower the credit rating for a debt security, the higher the credit risk. As discussed below, High Yield Securities are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. Even debt obligations that are rated Baa3 by Moody’s or higher or BBB- by S&P or higher have speculative characteristics. For a discussion of the NRSRO ratings used by certain Funds in making investment decisions, see section “E. High Yield Securities”. For a discussion of investments in foreign government debt obligations and foreign debt securities, see section “III. Foreign Securities Exposure” and also section “III. Foreign Securities Exposure – B. Foreign Securities Traded in the United States”.

A. Commercial Paper and Other Short-Term Investments. The Fund may invest in commercial paper (which are short-term promissory notes issued by corporations), commercial bank obligations (such as certificates of deposit and bankers acceptances), short-term corporate bonds, and short-term obligations issued by the U.S. government, its agencies, or instrumentalities. The Fund also may invest in short-term foreign corporate debt securities denominated in U.S. dollars or foreign currencies. Short-term foreign debt securities include Yankee dollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on U.S. markets and Eurodollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on foreign markets). The Fund may invest indirectly in commercial paper and other short-term investments or in other money market investments. Commercial paper is generally sold without registration pursuant to exemptions under the Securities Act of 1933 (the “1933 Act”), such as Section 3(a)(3) or 4(2). The commercial paper purchased by the Fund may be liquid or illiquid. See “Restricted and Illiquid Securities” for risks associated with investing in restricted and illiquid securities. The commercial paper purchased by the Fund may be rated or unrated and may be issued by banks or bank holding companies. The commercial paper purchased by the Fund may also take the form of short-term promissory notes with a maturity of up to 270 days that are backed by assets, such as credit card and other receivables. See “Other Asset-Backed Securities.” The Fund may invest indirectly in commercial paper and other short-term investments or in other money market investments.
Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances and time deposits in U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a specified interest rate. Certificates of deposit are negotiable short-term obligations issued by banks against funds deposited in the issuing institution. The interest rate on some certificates of deposit is periodically adjusted prior to the stated maturity, based upon a specified market rate. While domestic bank deposits are insured by an agency of the U.S. Government, the Fund will generally assume positions considerably in excess of the insurance limits.
The Fund may invest in obligations of domestic or foreign branches of foreign banks and foreign branches of domestic banks. These investments involve risks that are different from investments in securities of domestic branches of domestic banks. These risks include seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest on the bank obligations held by the Fund. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.
B. Corporate Bonds and Notes. The Fund may invest in bonds and notes issued by corporations and other similar entities. Corporate bonds and notes generally have maturities of between one and thirty years. In general, the longer the maturity of a bond, the greater the interest rate risk. The corporate bonds and notes that may be purchased by the Fund may be convertible into equity securities, which may also include hybrid securities. See “Convertible Debt Securities.” The Fund may also invest in debt securities that are accompanied by warrants or rights that are convertible into the issuer’s equity securities. The Fund may sell or retain such warrants or rights.

C. Convertible Debt Securities. The Fund may invest in convertible debt securities and/or hybrid securities. A convertible debt security is generally a debt obligation that may be converted into the stock of the same or different issuer. The value of a convertible bond may be dependent in part on the value of the issuer’s equity securities.

D. Hybrid Securities. Hybrid securities generally combine both debt and equity characteristics. The most common example is a convertible bond that has features of any ordinary bond, but is influenced by the price movements of the stock into which it is convertible. Hybrid securities can include a variety of features that allow them to exhibit changing proportions of debt and equity characteristics. As a result, it may be difficult to classify them as either debt or equity.

E. High Yield Securities. The Fund may invest in high yield, high risk securities also known as junk bonds (“High Yield Securities”), which may include floating rate loans, senior loans, or bonds. For a discussion of  floating rate loans and senior loans, see sections “O. Variable Rate and Floating Rate Securities” and “P. Senior Loans”, herein. The Fund may also invest in securities of companies that are in default or undergoing bankruptcy or reorganization (“Distressed Securities”). The Floating Rate Fund generally invests in below investment grade securities, which it deems to be securities that are rated BB+ through B- by S&P or Ba1 through B3 by Moody’s, or an equivalent quality rating from another NRSRO, or which are deemed to be of equivalent credit quality by the subadviser. The Fund For Income considers debt securities that are rated below Baa by Moody’s or below BBB by S&P as well as unrated bonds that are determined by the Fund to be of equivalent quality to be below investment grade. The International Opportunities Bond Fund considers below investment grade securities that are securities rated at the time of purchase to be below the NRSRO’s top four categories, or, if unrated, judged by the subadviser to be of comparable credit quality. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies that have been downgraded because of financial problems, special purpose entities that are used to finance sales or leases of equipment or receivables, and firms with heavy debt loads. High Yield Securities may be backed by receivables or other assets and may have zero-coupon or pay-in-kind structures.
Debt obligations, including convertible debt securities, rated lower than Baa3 by Moody’s and BBB- by S&P, are inherently speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. The prices of High Yield Securities tend to be more sensitive to adverse economic changes or individual corporate developments than those of higher quality bonds. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities. A significant economic downturn could severely affect the market for all High Yield Securities, while a substantial period of rising interest rates could severely affect the market for high yield fixed rate bonds. In these circumstances, issuers of High Yield Securities might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities. Further, if the issuer of a security owned by the Fund defaults, the Fund might incur additional expenses to seek recovery.
The Fund could also incur a loss by investing in a High Yield Security due to an inaccurate evaluation of its credit risk. There may be less information available about issuers of High Yield Securities than is available concerning issuers of higher quality debt. Moreover, the credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security’s market value.
The market for High Yield Securities generally is thinner and less active than that for higher quality bonds, which may limit the Fund’s ability to sell such securities at reasonable prices in response to changes in the economy or the financial markets. High Yield Securities, including floating rate loans and senior loans, are typically traded through a small number of broker-dealers. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more difficulty in executing trades at favorable prices, particularly during unsettled market conditions.
The ability of the Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the task of valuing High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may affect the public’s perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.
If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for the Fund.
A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. To the extent permitted by the Fund’s investment policies, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding period for federal income tax purposes, or to seek capital appreciation.

F. Income Deposit Securities (“IDSs”). An IDS represents two separate securities, a share of common stock and a debt security issued by the same company, that are combined into one unit that trades like a stock on an exchange. Generally, the holder of an IDS has the right to separate the IDS into the share of common stock and the note represented thereby within a designated number of days following the closing of an offering or upon the occurrence of a change of control.
IDSs are subject to the same risks as the underlying securities that make up an IDS. There may be a thinner and less active market for IDSs than that available for higher quality securities. An issuer’s indebtedness could restrict its ability to pay interest and principal on the notes, pay dividends on the stock, and impact financing options and liquidity positions.
G. Indexed Securities. The Fund may purchase various fixed-income and debt securities whose principal value or rate of return is linked or indexed to relative exchange rates among two or more currencies or linked to commodities prices or other financial indicators. Such securities may be more volatile than the underlying instruments, resulting in a leveraging effect on the Fund. The value of such securities may fluctuate in response to changes in the index, market conditions and the creditworthiness of the issuer. These securities may vary directly or inversely with the underlying instruments. The value of such securities may change significantly if their principal value or rate of return is linked or indexed to relative exchange rates involving a foreign currency for which there is not a readily available market.

H. Inflation-Indexed Securities. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The values of inflation-indexed fixed-income securities generally fluctuate in response to changes in real interest rates (approximately nominal interest rates minus the inflation rate). Therefore, if inflation rates were to rise faster than nominal interest rates, the value of inflation-indexed securities would likely increase. In contrast, if nominal interest rates increased faster than the inflation rate, the value of inflation-indexed securities would likely decrease. Although the principal value of many inflation-indexed securities declines in periods of deflation, holders at maturity receive no less than the par value of the security. However, if the Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond. The Fund may invest in inflation-related bonds which do not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

I. Syndicated Bank Loans. The Fund may invest in syndicated bank loans. See section “O. Variable Rate and Floating Rate Securities” for a description of floating rate securities. An investment in a syndicated bank loan does not violate the Fund’s fundamental investment policy against making loans because syndicated bank loans are sold to institutional investors and trade like other debt instruments. The Fund may invest in syndicated bank loans by purchasing an assignment directly from a lender and, thereby, the Fund would assume the same rights, obligations and risks as the assigning lender. The Fund would have the right to receive payment of principal and interest from the borrower under the terms of the loan. Additional rights may include the right to vote along with other lenders to enforce certain terms of the loan agreement, such as declaring the loan in default and initiating collections. The Fund would be subject to the same risks of default by the borrower as discussed below for syndicated bank loan participations. The assignments the Fund would purchase are generally based on senior obligations and are secured by collateral. However, it is possible that if the borrower files for bankruptcy, the Fund may not be deemed a secured creditor. If the loan is foreclosed, the Fund could potentially become an owner of the collateral and would bear the costs and liabilities associated with owning or disposing of the collateral. Banks, financial institutions or lending syndicates generally offer these types of direct assignments, which are typically administered by a third-party, such as a bank or financial institution, that serves as an agent for the holder of the loan. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The Fund may have to rely on the agent or other financial intermediaries to apply appropriate credit remedies against a borrower.
Although syndicated bank loans in which the Fund will invest through assignments will generally be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a syndicated bank loan.

Investments in syndicated bank loans present the possibility that the Fund could be held liable as co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund anticipates that syndicated bank loans could be sold only to a limited number of institutional investors. In addition, some syndicated bank loans may not be rated by major rating agencies and may not be protected by the securities laws. Investments in syndicated bank loans also involve risk of loss in case of default or insolvency of the borrower. Syndicated bank loans may not be readily marketable and may be subject to restrictions on resale.
The Fund may also invest in syndicated bank loans by purchasing participations. Syndicated bank loan participations are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with the purchase of participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
Syndicated bank loans and other types of direct indebtedness may not be readily marketable and may be subject to certain restrictions on resale. In some cases, the settlement process may take longer than seven days. Although syndicated bank loans can be sold during the settlement period, some indebtedness may be difficult or impossible to dispose of within seven days at what First Investors Management Company, Inc. (“FIMCO” or the “Adviser”) believes to be a fair price and in those instances, where the loans can be neither sold nor settled, will therefore be treated as illiquid for purposes of the Fund’s limitation on illiquid investments. In addition, syndicated bank loans may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the Fund’s ability to sell syndicated bank loans and can adversely affect a loan’s liquidity and the price that can be obtained. Some syndicated bank loans are traded among certain financial institutions and accordingly may be deemed liquid.
J. Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, including collateralized mortgage obligations and mortgage pass-through securities. These securities represent interests in pools of mortgage loans. The payments of principal and interest on the underlying loans pass through to investors. Although the underlying mortgage loans are for specified periods of time, such as fifteen to thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders may receive prepayments of principal, in addition to the principal, which is part of the regular monthly payments.
There are three types of interest rate-related risks associated with mortgage-backed securities. The first is interest rate risk. The values of mortgage-backed securities will generally fluctuate inversely with interest rates. The second is prepayment risk. This is the risk that borrowers will repay their mortgages earlier than anticipated. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to the Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities. The third is extension risk. When interest rates rise, prepayments often drop, which should extend the average maturity of the mortgage-backed security. This makes mortgage-backed securities more sensitive to interest rate changes.
Mortgage-backed securities may also be subject to credit risk. Payment of principal and interest on most mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by U.S. Government agencies whose obligations are backed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or may be guaranteed by agencies or instrumentalities of the U.S. Government whose obligations are not backed by the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). See “U.S. Government Securities.” Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.
K. Other Asset-Backed Securities. The Fund may invest in other forms of asset-backed securities i.e., in addition to asset-based commercial paper and mortgage-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card receivables, automobile loans, airplane leases, equipment leases, and other forms of receivables. These securities present certain risks in addition to those normally associated with debt securities. For instance, these securities may not have the benefit of any security interest in any collateral that could ensure payment of the receivable. For example, credit card receivables are generally unsecured. The obligors may also be entitled to the protection of a number of state and federal credit laws. Moreover, even if there are perfected security interests in the underlying collateral, there is the possibility that recoveries on repossessed collateral may not be sufficient to support payments on these securities.
To lessen the effect of failures by obligors on underlying assets to make payments, asset-backed securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. Credit supports, if any, do not protect against fluctuation in the market values of asset-backed securities. Moreover, a credit support depends upon the financial ability of its issuer to honor the support.
L. Municipal Securities. Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States (such as Puerto Rico), the District of Columbia and their political subdivisions, agencies and instrumentalities. The two principal classifications of municipal securities are “general obligation” and “revenue” securities. General obligation securities are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue securities generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a tax or other specific revenue source. The yields on municipal securities depend on, among other things, general bond market conditions, conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issuer.
Generally, the values of municipal securities vary inversely to changes in interest rates. Municipal securities are also subject to credit risk, which is the risk that the obligor may not be able to repay the debt when due or in the case of a revenue security that the source of the revenue may not be sufficient. National, regional or state-wide economic developments may adversely affect the market value of municipal securities held by the Fund or the ability of particular obligors to make timely payments of debt service on those obligations. There is also the risk that the interest income that the Fund receives from one or more tax-exempt municipal securities might be determined to be taxable by the Internal Revenue Service (“IRS”), applicable state tax authorities, or a judicial body. Future court decisions or legislative actions may also affect the ability of the issuer of a municipal security to repay its obligations.
The Fund may invest in taxable municipal securities that are issued by a local government, such as a city or related agencies for general governmental projects or to finance special projects. The income derived from these securities is not exempt from taxation.
The Fund may invest in Puerto Rico municipal securities. Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of the Fund’s holdings in Puerto Rico municipal obligations. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recession of 2007-08. As a result of Puerto Rico’s challenging economic and fiscal environment, many ratings organizations have downgraded a number of securities issued in Puerto Rico or placed them on “negative watch.” If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Fund could be adversely affected.
M. Refunded Securities. The Fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid (also called “pre-refunded bonds”). The proceeds from the new issue of bonds are typically collateralized by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency security.  The Fund also may purchase municipal securities that have been refunded prior to purchase. Refunded municipal securities are subject to interest rate risk. In addition, some refunded municipal securities may have limited liquidity.
N. U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include: (1) U.S. Treasury obligations (which differ only in their interest rates and maturities), (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government (such as securities issued by the Federal Housing Administration (“FHA”), Government National Mortgage Association (“GNMA”), the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the FHA and the Small Business Administration) and (3) securities that are guaranteed by agencies or instrumentalities of the U.S. Government but are not backed by the full faith and credit of the U.S. Government (such as Fannie Mae, Freddie Mac or the Federal Home Loan Banks). These U.S. Government-sponsored entities (“GSEs”), which although chartered and sponsored by Congress, are not guaranteed nor insured by the U.S. Government. They are supported by the credit of the issuing agency, instrumentality or corporation. The range of maturities of U.S. Government Securities is usually three months to thirty years. In general, the U.S. Government Securities tend to carry more interest rate risk than corporate bonds with similar maturities.
In September 2008, the Treasury and the Federal Housing Finance Agency ("FHFA") announced that Fannie Mae and Freddie Mac had been placed in conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage -backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase Fannie Mae and Freddie Mac preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded Fannie Mae and Freddie Mac's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the first quarter of 2014, Fannie Mae and Freddie Mac required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have paid $203 billion in senior preferred dividends to the Treasury over the same period.    Fannie Mae did not require any draws from Treasury from the fourth quarter of 2011 through the second quarter of 2014.  Similarly, Freddie Mac did not require any draws from Treasury from the first quarter of 2012 through the second quarter of 2014.  In April 2014, FHFA projected that Fannie Mae and Freddie Mac would require no additional draws from Treasury through the end of 2015.  However, FHFA also conducted a stress test mandated by the Dodd-Frank Act, which suggested that in a "severely adverse scenario" additional Treasury support of between $84.4 billion and $190 billion (depending on the treatment of deferred tax assets) might be required.  No assurance can be given that the Federal Reserve or the Treasury will ensure that Fannie Mae and Freddie Mac remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.
In addition, the problems faced by Fannie Mae and Freddie Mac, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that Fannie Mae and Freddie Mac increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by Fannie Mae or Freddie Mac on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae reported in the second quarter of 2014 that there was "significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship."  Freddie Mac faces similar uncertainty about its future role.  Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.
The Fund may also invest in separated or divided U.S. Government Securities. These instruments represent a single interest, or principal, payment on a U.S. Government Security that has been separated from all the other interest payments as well as the security itself. When the Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future. The interest rate on such an instrument is determined by the price the Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles the Fund to receive when the instrument matures. The amount of the discount the Fund will receive will depend upon the length of time to maturity of the separated U.S. Government Security and prevailing market interest rates when the separated U.S. Government Security is purchased. Separated U.S. Government Securities can be considered zero coupon investments because no payment is made to the Fund until maturity. The market values of these securities are much more susceptible to change in market interest rates than income-producing securities. See “Zero Coupon and Pay-In-Kind Securities.” These securities are purchased with original issue discount and such discount is includable as gross income to a Fund shareholder over the life of the security.
The Fund may also purchase certificates not issued by the U.S. Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Treasury. The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder. These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.
O. Variable Rate and Floating Rate Securities. The Fund may invest in variable rate and floating rate securities, which are generally secured within the borrower’s capital structure, but may also be unsecured. Issuers of such notes include corporations, banks, broker-dealers, finance companies and issuers of municipal securities. Variable rate notes include master demand notes that are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations.
The interest rate on a floating rate obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index. The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness.
The variable and floating rate securities in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so and these securities may be unsecured. If borrowers do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In the event of a bankruptcy, the holder of a variable or floating rate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
P. Senior Loans. Senior loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers; including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, and common and/or preferred stocks of subsidiaries; and intangible assets including trademarks, copyrights, patent rights, and franchise value. The Fund may also receive guarantees as a form of collateral. Senior loans may be structured to include two or more types of loans within a single credit agreement. The most common structure is to have a revolving loan and a term loan. A revolving loan is a loan that can be drawn upon, repaid fully or partially, and then the repaid portions can be drawn upon again. A term loan is a loan that is fully drawn upon immediately and once repaid, it cannot be drawn upon again.
Sometimes there may be two or more term loans and they may be secured by different collateral, and/or have different repayment schedules and maturity dates. In addition to revolving loans and term loans, senior loan structures can also contain facilities for the issuance of letters of credit and may contain mechanisms for lenders to pre-fund letters of credit through credit-linked deposits. The Fund typically invests only in the term loan portions of senior loan structures, although it could invest in the revolving loan portions and the pre-funded letters of credit portions.

By virtue of their senior position and collateral, senior loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means senior loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.Senior loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR were 3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 5.50%. Base rates, and therefore the total rates paid on senior loans, float (i.e., they change as market rates of interest change).
Although a base rate such as LIBOR can change every day, loan agreements for senior loans typically allow the borrower the ability to choose how often the base rate for its loan will change. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. In addition, some loans have a LIBOR floor that prevents interest rates for the loan from falling below the contractual LIBOR floor rate even when the market LIBOR falls below the contractual floor rate. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a senior loan typically does not change.
Senior loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a senior loan. Agents are typically paid fees by the borrower for their services.
The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.
Loan agreements may provide for the termination of the agent’s agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between the Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the senior loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in its net asset value.
The Fund invests in both primary and secondary markets with established broker-dealers in the over-the-counter (“OTC”) market.
For a description of floating rate securities see section “O. Variable Rate and Floating Rate Securities”.
Q. Zero Coupon and Pay-In-Kind Securities. The Fund may invest in zero coupon and pay-in-kind securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay “interest” through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities, and the “interest” received on pay-in-kind securities, must be accounted for each taxable year by a fund that holds such securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as “a regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”). Thus, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.
R. Sovereign Debt. Investments in debt securities issued by foreign governments and their political subdivisions or agencies and instrumentalities (“Sovereign Debt”) involve special risks. Debt instruments of foreign governments and their political subdivisions or agencies and instrumentalities may not be supported by the full faith and credit of the foreign government. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.
A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. The ability of some sovereign debtors to repay their obligations may depend on the timely receipt of assistance from international agencies or other governments, the flow of which is not assured. The willingness of such agencies to make these payments may depend on the sovereign debtor’s willingness to institute certain economic changes, the implementation of which may be politically difficult. The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund’s investments. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Adviser or subadviser, as applicable, endeavors to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.
S. Fixed-Income Securities Issued by Supranational Organizations. The Fund may invest in fixed-income securities issued by supranational organizations. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Included among these organizations are the Asian Development Bank, the European Community, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.

II.  Equity Securities

A. Common Stocks, Preferred Stocks, Rights, Warrants and Options. The Fund may invest in equity securities, including common stocks, preferred stocks, rights, warrants that are convertible into common stocks as well as options to buy or sell stocks (“equity securities”). Equity securities are subject to market risk. This means that they may decline in value over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, a change in interest rates, or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets. The risks of investing in equity securities can be magnified when the Fund invests in them by means of options. For the special risks associated with options, see section “VII. Derivatives – E. Futures, Forwards and Options”. The Fund may invest in equity securities of foreign companies directly or through depositary receipts. Investments in the stocks of foreign companies involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets. See section “III. Foreign Securities Exposure” for the additional information on the associated strategies and risks. The Fund may also invest in common stocks or other equity securities issued by newer and less seasoned companies with small-to-medium market capitalizations. Securities issued by such companies present greater risks than securities which are issued by larger, more established companies.

B. Shares of Other Investment Companies. The Fund may invest in the shares of other investment companies, including Exchange Traded Funds (“ETFs”) that are registered as investment companies. Investments in the shares of other investment companies or ETFs carry all of the same risks that are associated with direct investments in the securities that are owned by such companies. See section “C. Shares of Exchange Traded

Funds.” Investments in the shares of other investment companies or ETFs also expose the Fund to additional expenses. If the Fund invests in an investment company or an ETF it will indirectly bear a proportionate share of the fees, including investment advisory and administrative fees, that are paid by such investment company or ETF.

In July 2014, the SEC adopted additional amendments to money market fund regulations ("2014 Amendments") intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. In general, the 2014 Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund in the 2014 Amendments to adopt a floating NAV per share (similar to all other non-money market mutual funds), instead of using a $1.00 stable share price, as has traditionally been the case. The 2014 Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also adopted additional diversification, stress testing, and disclosure measures. The 2014 Amendments represent significant departures from the traditional operation of money market funds and the impact that these amendments might have on the money market funds in which the Fund may invest is unclear; however, any changes to an underlying money market fund's operations, or the impact on the trading and value of money market instruments, as a result of the 2014 Amendments may negatively affect the Fund's yield and return potential. The 2014 Amendments have varying effective dates through October 2016.
C. Shares of Exchange Traded Funds. ETFs essentially are baskets of securities that are listed on an exchange and usually trade like individual stocks. ETFs typically seek to replicate selected indices. The value of an ETF is usually determined by demand for the underlying securities themselves. Although the value of an ETF is related to the ETF’s underlying portfolio assets, shares of ETFs (like shares of closed-end investment companies) can trade at a discount or premium to net asset value. In addition, a failure to maintain the exchange listing of an ETF’s shares and substantial market or other disturbances could adversely affect the value of such securities.
ETFs may or may not be registered as investment companies, depending upon how they are organized. ETFs that are organized as unit investment trusts are registered under the 1940 Act as investment companies. Examples of such ETFs include iShares (formerly called World Equity Benchmark Shares or WEBS) and Standard & Poor’s Depositary Receipts (“SPDRs”). ETFs that are organized as grantor trusts, such as Holding Company Depositary Receipts (“HOLDRs”), generally are not required to register as investment companies under the 1940 Act. Investments in ETFs, whether or not registered as investment companies, expose the Fund to additional fees.
D. Real Estate Investment Trusts. The Fund may invest in shares of real estate investment trusts (“REITs”). Equity REITs invest in income-producing real estate. They produce income from rental and lease payments as well as occasional sales of property. Mortgage REITs make construction, development, and long-term mortgage loans. They produce income from repayment of the loans and sales of the loan obligations. REITs may invest in both real estate and real estate loans.
Unlike most corporations (and trusts and associations otherwise taxable as such for federal tax purposes), REITs do not have to pay federal income tax on net income and gains they distribute to their shareholders if they meet certain requirements of the Code. To qualify for that treatment, a REIT must, among other things, (1) distribute to its shareholders for each taxable year at least 90% of the sum of its “real estate investment trust taxable income” (which includes all net capital gains) and certain other income and (2) must derive at least 75% of its gross income each taxable year from rents from real property, interest on mortgages secured by real property, gains from the disposition of real property or such mortgages, and certain other real estate related income. REITs generally offer investors greater liquidity and diversification than direct ownership of real estate, as well as greater income potential than an investment in common stocks.
REITs are subject to real estate industry risk. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country as well as different regions, and the strength of specific industries that rent properties. Ultimately, an individual REIT’s performance depends on the types and locations for the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failures to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of federal tax treatment as a REIT will also affect an individual REIT’s after-tax performance.
REITs are also subject to interest rate risk. REIT stock prices overall will decline over short or even long periods because of rising interest rates. In general, during periods of high interest rate risks, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments. Higher interest rates also mean that financing for real estate purchases and improvements may be more costly and difficult to obtain.
REITs tend to be small or medium-size companies. Because small and mid-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuation than the stocks of larger companies. See “Restricted and Illiquid Securities” for the risks of illiquid securities.
E. Master Limited Partnerships. The Fund may invest in master limited partnerships (“MLPs”) which are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. Their interests, or units, trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. MLPs generally have two classes of owners, one or more general partners and the limited partners (i.e., investors). The general partner typically controls the operations and management of the MLP through an equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.
F. Income Deposit Securities (“IDSs”). For a discussion of IDSs, see section “I. Debt Securities – F. Income Deposit Securities.”
III.  Foreign Securities Exposure
The Fund may invest in securities issued by foreign companies or governmental authorities either directly or through depositary receipts or ETFs (generally “foreign securities”). Investing in foreign securities involves more risk than investing in U.S. securities. Changes in the value of foreign currencies can significantly affect the value of a foreign security held by the Fund, irrespective of developments relating to the issuer. In addition, the values of foreign securities may be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in investing in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. Investments in foreign government debt obligations also involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have limited legal resources in the event of default. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.
A. Depositary Receipts. The Fund may invest in securities issued by foreign companies through American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). ADRs typically are issued by a U.S. bank or trust company and evidence ownership of the underlying securities of foreign issuers. Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the underlying securities into which they may be converted. ADRs are not considered by the Fund to be foreign securities for purpose of any investment restrictions on investments in foreign securities. ADRs are, however, subject to many of the risks inherent in investing in foreign securities, including but not limited to currency fluctuations, political instability, government regulation, unfavorable political or legal developments, and differences in financial reporting standards. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
GDRs are issued globally and evidence a similar ownership arrangement to ADRs. Generally, GDRs are not denominated in U.S. dollars and are designed for trading in non-U.S. securities markets. Unlike ADRs, GDRs are typically denominated in foreign currencies. They may not, however, be denominated in the same currency as the underlying securities into which they may be converted. As with ADRs, the issuers of the securities underlying unsponsored GDRs are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the GDRs. GDRs also involve the risks of other investments in foreign securities. For purposes of any investment restrictions on investments in foreign securities, GDRs are considered to be foreign securities.
B. Foreign Securities Traded in the United States. The Fund may invest directly in foreign equity or debt securities that are traded in the United States. Such securities are generally denominated in United States dollars. They also may be issued originally in the United States. For example, some foreign companies raise capital by selling dollar-denominated bonds to institutional investors in the United States (“Yankee Bonds”). Such bonds have all of the risks associated with foreign securities traded in foreign markets, except for the risks of foreign securities markets. There may be a thin trading market for foreign securities that are traded in the United States, and in some cases such securities may be illiquid, since such securities may be restricted and traded principally among institutional investors. See “Restricted and Illiquid Securities” for the risks of illiquid securities. To the extent that dollar-denominated foreign stocks and bonds are traded in the United States securities markets, the Fund does not consider them to be foreign securities for purposes of investment policies restricting investments on such securities.
C. Foreign Securities Traded in Foreign Markets. The Fund may invest in foreign securities that are traded in foreign securities markets. In addition to the general risks of foreign investments discussed above, securities that are traded in foreign markets present special risks, including higher brokerage costs, potentially thinner trading markets, extended settlement periods and the risks of holding securities with foreign subcustodians and securities depositories. When the Fund is investing in securities that are denominated in foreign currencies, it may also sell securities denominated in foreign currencies and retain the proceeds in those foreign currencies to use at a future date (to purchase other securities denominated in those currencies) or buy foreign currencies outright to purchase securities denominated in those foreign currencies at a future date. The Fund may also engage in foreign currency futures contracts, foreign currency forward contracts, foreign currency exchange contracts and options thereon. See section “VII. Derivatives - E. Futures, Forwards and Options” for a description of such investments.
The Fund may invest in securities that are traded in foreign markets through participatory notes. Participatory notes (commonly known as P-notes) are derivative instruments used by foreign funds or investors that would like to invest in securities of a foreign issuer traded in its local market. Foreign funds or investors buy P-notes from brokers who are registered in a foreign issuer’s local market. Such brokers buy shares of an issuer on the local market and create the P-notes to represent interests in the shares. Thus, investments in P-notes present similar risks to investing directly in an issuer’s shares. Normally, P-notes can only be sold back to the broker that issued them. As a result, P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitment to the purchaser.
D. Foreign Securities Traded in Emerging Markets. The Fund may invest in the securities of issuers in less developed foreign countries including countries whose economies or securities markets are not yet highly developed. There are special risks associated with investing in emerging markets in addition to those described above in “Foreign Securities Traded in Foreign Markets.” These special risks include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

E. Foreign Currency. In addition to the instruments described in section “VII. Derivatives – E. Futures, Forwards and Options” below, the Fund also may invest in foreign currency, foreign currency futures, and foreign currency options. Unlike forward currency contracts, foreign currency futures contracts and options on such contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower costs than forward currency exchange contracts.

The Fund may purchase Eurodollar instruments, which are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.
The Fund may invest in the securities of foreign issuers which are denominated in foreign currencies and may temporarily hold uninvested cash in bank deposits in foreign currencies. Accordingly, the strength or weakness of the U.S. dollar against such foreign currencies may account for a substantial part of the Fund’s investment performance. The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, government intervention, speculation, the relative movement of interest rates, the pace of business activity in other countries and the United States, speculation, and other economic and financial conditions affecting the world economy.
A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund’s holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the Fund. Moreover, if the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between receipt of the income and its conversion to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements.
F. Foreign Currency Warrants. Foreign currency warrants entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.
Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.
Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which may result in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political and economic factors.
IV.  Restricted and Illiquid Securities
The Fund may invest in restricted and illiquid securities. Restricted securities are securities that are subject to legal restrictions on resale, such as securities that have been issued in private transactions without registration under the 1933 Act. Restricted securities that have been sold without registration in private transactions generally can be resold only to other qualified institutional buyers under exemptions from registration under the 1933 Act, such as Rule 144A, or in subsequent registered offerings. The Fund may register restricted securities for resale. The registration of securities for resale involves costs and the Fund generally must rely on the issuers to provide accurate financial and other information in the registration statement and other regulatory filings for such securities.
Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the prices at which they are valued. No more than 15% of the value of the

Fund’s net assets, determined at the time of purchase, may be invested in illiquid securities. However, this restriction does not prevent the Fund from holding more than 15% of its assets in illiquid securities due to certain circumstances, such as redemptions of Fund shares, sales of securities, changes in market values or securities that become illiquid after purchase. The Fund determines whether restricted securities are liquid or illiquid in accordance with policies and procedures that have been approved by the Board of Trustees of the Fund. The Fund also considers repurchase agreements with maturities in excess of seven days and OTC options and their underlying collateral to be illiquid securities.
It may be difficult or impossible for the Fund to resell restricted or illiquid securities. As a result, the Fund could suffer losses by investing in such securities. It may also be difficult to value such securities. The Fund could also incur costs (such as registration fees) to resell restricted securities.
V.  When-Issued Securities
The Fund may invest in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. The Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when the Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by the Fund on a when-issued basis may result in the Fund incurring a loss or missing an opportunity to make an alternative investment. When the Fund enters into a commitment to purchase securities on a when‑issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash or liquid assets at least equal to the amount of the Fund’s commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund’s commitment, the Fund will be required to deposit additional cash or liquid assets into the account until the value of the account is at least equal to the value of the Fund’s commitment. When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of assets in the segregated account, sales of other securities and, if necessary, from the sale of the when‑issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities the Fund is committed to purchase. Sale of assets in the segregated account or sale of the when‑issued securities may cause the realization of a capital gain or loss.
VI.  Standby Commitments
The Fund may acquire standby commitments from banks with respect to securities held by the Fund. Under a standby commitment, a bank agrees to buy a particular security from the Fund at a specified price at the Fund’s option. A standby commitment is similar to a put option for a particular security in the Fund’s portfolio. Standby commitments acquired by the Fund are not added to the computation of the Fund’s net asset value. Standby commitments are subject to certain risk, including the issuer’s ability to pay for a security when the Fund decides to sell the security for which it is issued and the lack of familiarity with standby commitments in the marketplace. The Fund’s ability to exercise its rights under a standby commitment is unconditional, without any limitation whatsoever, and non-transferable. The Fund, however, is permitted to sell a security covered by a standby commitment at any time and to any person.
The Fund may pay a consideration to a bank for the issuance of a standby commitment if necessary and advisable. Such a consideration may take the form of either a payment in cash, or the payment of a higher price for security covered by such a commitment. The effect of the payment of such consideration is to reduce the yield to maturity for the security so covered. Standby commitments acquired by the Fund are not added to the computation of the Fund’s net asset value and are valued at zero. When the Fund pays a consideration for the issuance of a standby commitment, the cost is treated as unrealized depreciation for the time it is held by the Fund. The dollar-weighted average maturity calculation for the Fund is not affected by standby commitments.
VII.  Derivatives
The Fund may invest in derivative instruments. Derivative instruments are instruments that derive their value from other financial instruments, securities, currencies, or indices. Investments in derivative instruments can create leverage and thereby increase the volatility of the Fund’s share price and expose the Fund to significant additional costs and potential investment losses. At times, it may be difficult to sell or value derivative instruments. Examples of derivatives in which the Fund may invest that have special risk features, include futures and options, credit-linked securities, inverse floaters and interest rate swaps and rate locks. The following is a description of these derivatives, including futures, forwards and options.
A. Credit-Linked Securities. Credit-linked securities are securities whose performance is linked to the performance of a designated basket or index of high yield securities or credit default swaps. Credit-linked securities are typically issued by a trust or a similar entity, which invests in a designated basket of high yield securities or in swap agreements or securities lending agreements that are based upon designated baskets of high yield securities or credit default swaps. Investments in credit-linked securities can be an efficient means of managing the cash position of the Fund.
The risks associated with investing in credit-linked securities include the following:
1.
Market Risk. The values of credit-linked securities will generally rise or fall in response to the changes in the market values of the designated basket or index of high yield securities or credit default swaps.

2.
Credit Risk and Interest Rate Risk. The credit risk and interest rate risk associated with an investment in a credit-linked security are generally equivalent to the credit risk and interest rate risk associated with direct investments in the actual securities in the underlying designated basket of high yield securities or credit default swaps.

3.	Counter-Party Risk. This is the risk that the counter-party to a swap or securities lending agreement will be unable to honor its commitments under the agreement.
4.
Liquidity Risk. Credit-linked securities are typically not registered for public trading under the 1933 Act and are therefore considered restricted securities. At times, it may be difficult to sell credit-linked securities due to the lack of an available trading market. See, section “IV.  Restricted and Illiquid Securities” for the risks of illiquid securities.

5.
Basis Risk. This is the risk that the performance of credit-linked securities may not correspond with the performance of the underlying designated basket of high yield securities or their target index.

For these reasons, there is no guarantee that the strategy of investing in credit-linked securities will be successful and the Fund could lose money by investing in them.
B. Inverse Floaters. Inverse floaters are securities on which the rate of interest varies inversely with interest rates on other securities or the value of an index. For example, an inverse floating rate security may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. The secondary market for inverse floaters may be limited and they may be illiquid. See section “IV. Restricted and Illiquid Securities” for the risks of illiquid securities. The market values of such securities generally are more volatile than the market values of ordinary fixed rate obligations. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise. For purposes of calculating any limits to the extent that the Fund can invest in inverse floaters, the Fund will use the market value of the inverse floater.

C. Interest Rate Swaps. Interest rate swap transactions are agreements between two parties to exchange interest payments on a designated amount of two different securities for a designated period of time. For example, two parties may agree to exchange interest payments on variable and fixed rate instruments. The Fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or a portion of its bond portfolio.
Most interest rate swaps are centrally cleared. Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. There could also be delays in payment or losses if the swap dealer, through which the Fund clears its centrally cleared swaps, were to default on its obligations to the clearing organization or become insolvent.
To the extent a swap is not centrally cleared, the use of swaps also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this, the Fund will enter into interest rate swap transactions only with banks and swap dealers or their respective affiliates believed to present minimal credit risk in accordance with guidelines established by the Fund's Board. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. If there is a default by the counter-party, the Fund may have contractual remedies pursuant to the agreements related to the transaction. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.
The Fund will usually enter into OTC swaps on a net basis, i.e., the two payment streams will be netted out in a cash settlement on the payment date or on dates specified in the swap agreement. Payments on centrally cleared swap agreements are generally made on a net basis. The Fund’s obligations under a netted swap agreement will be accrued on a daily basis (offset against any amounts owing to the Fund), and appropriate Fund assets having an aggregate net asset value at least equal to the accrued but unpaid net amounts owed to a swap counter-party less any collateral pledged by the Fund will be maintained in a segregated account. The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Because segregated accounts will be established with respect to such transactions, the Fund does not treat swap transactions as constituting senior securities. Accordingly, the Fund will not treat them as being subject to the Fund’s borrowing restrictions.
The swap market has grown significantly in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.
The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Fund were incorrect in its forecasts of interest rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.
D. Municipal Market Data Rate Locks. The Fund may purchase and sell Municipal Market Data Rate Locks (“MMD Rate Locks”). An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. MMD Rate Locks may be used for hedging purposes. An MMD Rate Lock is an agreement between two parties -- the Fund and an MMD Rate Lock provider -- pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. There is no payment made or received at inception. If both parties consent, an MMD Rate Lock can be unwound prior to settlement, provided that a termination payment can be agreed upon to settle the contract.
In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite the direction anticipated by the Fund. As with interest rate swaps, the use of MMD Rate Locks is a highly specialized activity that involves investment techniques and risks different than those associated with ordinary portfolio securities transactions.
The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each MMD Rate Lock will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a separate account by the Fund. Because separate accounts will be established with respect to such transactions on the books and records of the Fund or with its custodian, the Fund does not treat MMD Rate Locks as constituting senior securities. Accordingly, the Fund will not treat them as being subject to the Fund’s borrowing restrictions.

The Fund will enter into MMD Rate Locks only with banks and recognized security dealers or their respective affiliates believed to present minimal credit risk in accordance with guidelines established by the Fund’s Board. MMD Rate Locks do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to MMD Rate Locks is limited to the amount of payments the Fund is contractually obligated to make. If the other party to an MMD Rate Lock defaults, the Fund’s risk of loss consists of the amount of payments that the Fund contractually is entitled to receive. If there is a default by the counter-party, the Fund may have contractual remedies pursuant to the agreements related to the transaction.
To the extent that other types of rate locks are available or developed in the future, the Fund may enter into them on the same basis and for the same purposes as set forth above.
E. Futures, Forwards and Options. The Fund may use financial futures, interest rate futures, options, options on futures, dollar rolls, or forward currency contracts as part of their investment strategies. The Fund may use stock index futures contracts and options thereon in anticipation of a significant market or market sector advance. The purchase of a stock index futures contract affords a hedge against not participating in such advance at a time when the Fund is not fully invested. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. Further, stock index futures contracts and call options thereon may be purchased to maintain a desired percentage of the Fund invested in stocks in the event of a large cash flow into the Fund, or to generate additional income from cash held by the Fund. Stock index futures and options thereon may also be used to adjust country exposure.
The Fund may enter into interest rate futures contracts on U.S. Treasury obligations and options thereon that are traded on a U.S. exchange. In addition, the Fund may enter into interest rate futures contracts on non-U.S. government obligations that are traded on a non-U.S. exchange. An interest rate futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Such investments may be used for the purpose of hedging against changes in the value of the Fund’s portfolio securities due to anticipated changes in interest rates and market conditions. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, 10-year U.S. Treasury Notes, three-month U.S. Treasury Bills, and 10-year German Bund Notes. An option on an interest rate futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The Fund may purchase put and call options on interest rate futures contracts on U.S. Treasury obligations which are traded on a U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. In addition, the Fund may purchase put and call options on interest rate futures contracts on non-U.S. government obligations which are traded on a non-U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected.
The Fund may enter into dollar roll transactions in which the Fund sells a fixed-income security for delivery in the current month and simultaneously contracts to purchase substantially similar securities at an agreed upon future time. By engaging in a dollar roll transaction, the Fund forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Fund would also be able to invest the proceeds of the securities sold. When the Fund reinvests the proceeds of a dollar roll in other securities, any fluctuations in the market value of either the securities transferred to another party, the securities purchased for future delivery, or the securities in which the proceeds are invested would affect the market value of the Fund’s assets. As a result, such transactions could increase fluctuation in the Fund’s NAV. If the Fund reinvests the proceeds of the dollar roll at a rate lower than the cost of the dollar roll, engaging in the dollar roll will lower the Fund’s yield. To avoid the potential leveraging effects of dollar rolls, the Fund will segregate cash or other appropriate liquid securities with a value at least equal to the Fund’s obligation under the dollar rolls.
The Fund may also use forward currency contracts or foreign exchange contracts to hedge against fluctuations in the value of foreign currencies versus the U.S. dollar during the settlement of transactions involving individual foreign securities, in anticipation of buying or selling foreign securities, or more broadly with respect to foreign securities owned by the Fund. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates. The Fund may enter into forward currency contracts for the purchase or sale of foreign currencies at an agreed upon or negotiated price on a future date or enter into foreign exchange contracts for the purchase or sale of foreign currencies on a fixed date and at a fixed rate of exchange. These contracts are considered derivative instruments and are used to attempt to manage exposure to foreign exchange risk associated with foreign currency denominated securities held by the Fund. The Fund also may use forward currency contracts to attempt to enhance return or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that the Adviser believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another.
Forward currency contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Because these contracts are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. Even though the U.S. Treasury Department has determined that currency contracts are not swaps, they are subject to reporting and business conduct standards under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”).
The Fund also may enter into non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to forward currency contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
The Fund may also use foreign currency futures contracts and options. Through the purchase and sale of such contracts, the Fund may be able to achieve many of the same objectives attainable through the use of forward currency contracts, but more effectively and possibly at a lower cost. Unlike forward currency contracts, foreign currency futures contracts and options on such contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges and centrally cleared. It is anticipated that such contracts may provide greater liquidity and lower costs than forward currency contracts.
The Fund may purchase Eurodollar instruments, which are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.
The Fund may also purchase options to buy individual securities when it believes that the prices of the securities will increase or write (sell) covered call options on individual securities when it does not believe that the prices of these securities will increase. When the Fund buys an option to purchase an individual security, it is generally anticipating that the price of the underlying security will increase before the option expires. In the event that this does not occur, the option could expire worthless and the Fund could lose the entire amount that it had paid for the option. When the Fund writes a covered call option, the Fund is generally attempting to increase the income it receives by holding the underlying security. However, it also limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.
Additional information concerning the use of these instruments is discussed below. The Fund might not employ any of the strategies described below for a variety of reasons including the fact that a particular futures or options strategy may be too costly to benefit the Fund. Moreover, there can be no assurance that any strategy will succeed. Use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission (“SEC”), the several options and futures exchanges upon which options and futures contracts are traded and the Commodity Futures Trading Commission (“CFTC”). Historically, advisers of registered investment companies trading derivatives that are categorized as “commodity interests” (such as futures contracts, options on futures contracts and swaps) have been excluded from regulation as commodity pool operators (“CPOs”) pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion. Under the amended Regulation 4.5 exclusion, the Fund’s commodity interests – other than those used for bona fide hedging purposes (as defined by the CFTC) – must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) does not exceed 5% of the Fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, the Fund may not hold itself out as a vehicle for trading commodity interests. CFTC guidance provides a multi-factor test with respect to the marketing restriction, with no single factor being dispositive, but with the greatest weight given to whether a fund explicitly offers a managed futures strategy. The Fund's ability to use these instruments may be limited by tax considerations. See Appendix A: Tax Information. The Trust has claimed the exclusion on behalf of the Fund under CFTC Regulation 4.5 and the Adviser has claimed the commodity trading adviser exemption under CFTC Regulations 4.14(a)(8) with respect to the Fund.
To the extent that the Fund participates in the options or futures markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies. The use of these strategies involves certain special risks, including: (1) dependence on the Adviser's or subadviser’s, as applicable, ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the option or futures contract; and (5) the possible absence of a liquid secondary market for any particular instrument at any time. If the Adviser's or a subadviser’s, as applicable, prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to the Fund may leave it in a worse position than if such strategies were not used.
No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker through which the transaction is effected an initial margin consisting of cash or U.S. Government securities. This amount is known as “initial margin.”
When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to the Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of the Fund’s obligation to or from a clearing organization. The Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.
Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option purchased or sold. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such an event, it may not be possible for the Fund to close a position and, in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge portfolio securities, such securities generally will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.
Successful use by the Fund of futures contracts and related options will in part depend upon the Adviser’s or subadviser’s, as applicable, ability to predict movements in the direction of the overall securities, currency and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the underlying instruments or currencies. In addition, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, the Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the futures contract or related option moves more than the price of the underlying instruments or currencies, the Fund will experience either a loss or a gain on the futures contract or related option that may or may not be completely offset by movement in the price of the instruments or currencies that are the subject of the hedge.
In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities or currencies being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities or currencies because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.
Positions in futures contracts and related options may be closed out only on the exchange or board of trade that provides a secondary market for such futures contracts or related options. Although the Fund may intend to purchase or sell futures contracts and related options only on the exchanges or boards of trade where there appears to be a liquid secondary market for such futures and related options, there is no assurance that such a market will exist for any particular contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.
Options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the maintenance of liquid secondary markets on the relevant exchanges or boards of trade.
Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying stock index or the value of securities or currencies being hedged.
The Fund’s activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, the Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.
Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. Further, settlement of a foreign currency futures contract may occur within the country issuing the underlying currency. In that case, the Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.
The Fund may not write options or purchase or sell futures or forward contracts unless (1) it owns either an offsetting (“covered”) position in securities, or other options or futures or forward contracts or (2) maintains in a separate account on its books or those of its custodian cash and liquid securities with a value sufficient at all times to cover its potential obligations. The Fund must comply with guidelines established by the SEC with respect to coverage of such instruments by mutual funds and, if required, will set aside cash and liquid securities in a separate account on its books and records or with its custodian in the prescribed amount. Securities or other options, futures or forward contract positions used for cover and securities held in a separate account cannot be sold or closed out while the strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or separate accounts involving a large percentage of the Fund's assets could impede portfolio management and decrease the Fund's liquidity.
The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Fund wishes to terminate its obligation under a call option it has written, the Fund may purchase a call option of the same series (that is, a call option identical in its terms to the call option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right under a call or put option it has purchased, the Fund may write an option of the same series, as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.
The value of an option position will reflect, among other things, the current market price of the underlying security, currency or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, currency or index and general market conditions. For this reason, the successful use of options depends upon the Adviser's or the subadviser’s, as applicable, ability to forecast the direction of price fluctuations in the underlying securities or, in the case of index options, fluctuations in the market sector represented by the index selected.
Unless an option purchased by the Fund is exercised or unless a closing transaction is affected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.
A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be affected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. There can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, the Fund may be unable to liquidate an OTC option.
Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to it. For example, because the Fund must maintain a covered position or segregate assets with respect to any call option it writes, the Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option unless it substitutes other acceptable securities. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.
The Fund may purchase and write covered straddles on securities, currencies or bond indices. A long straddle is a combination of a call and a put option purchased on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. The Fund would enter into a long straddle when the Adviser or subadviser, as applicable, believes that it is likely that interest rates or currency exchange rates will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and a put written on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. In a covered short straddle, the same issue of security or currency is considered cover for both the put and the call that the Fund has written. The Fund would enter into a short straddle when the Adviser or subadviser, as applicable, believes that it is unlikely that interest rates or currency exchange rates will be as volatile during the term of the options as the option pricing implies. In such cases, the Fund will segregate cash and/or appropriate liquid securities equivalent in value to the amount, if any, by which the put is “in-the-money” (to the buyer), that is, the amount by which the exercise price of the put exceeds the current market value of the underlying security. Straddles involving currencies are subject to the same risks as other foreign currency options.
The Fund may use options and futures contracts on foreign currencies (including the euro) forward currency contracts and/or NDFs to attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or to attempt to enhance the Fund’s return or yield. Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
The value of options and futures on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such financial instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the options and futures on foreign currencies until they reopen.
Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes, and charges associated with such delivery assessed in the issuing country.
Index options are settled exclusively in cash. If the Fund purchases an option on an index, the option is settled based on the closing value of the index on the exercise date. Thus, a holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. For example, in the case of a call option, if such a change causes the closing index value to fall below the exercise price of the option on the index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.
The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.
The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward currency contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market and bear the expense of such purchase if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.
At or before the maturity date of a forward currency contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second forward currency contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward currency contract requiring it to purchase a specified currency by entering into a second forward currency contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract. There can be no assurance that the Fund will be able to enter into new or offsetting forward currency contracts. Forward currency contracts also involve a risk that the other party to the contract may fail to deliver currency or pay for currency when due, which could result in substantial losses to the Fund. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.
NDFs are subject to many of the risks associated with forward currency contracts including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF. With respect to NDFs that are centrally cleared, the Fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.
The Fund may also enter into spot currency trades in connection with the settlement of transactions in securities traded in foreign currency. In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate.
F. Swaps, Caps, Floors, and Collars. The Fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, such as an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor. Caps, floors, collars and similar options are classified as swaps under the Dodd-Frank Act.
Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield because, and to the extent, these agreements affect the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.
Some swaps are centrally cleared. Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For additional information on centrally cleared swaps, see section “VII. Derivatives - C. Interest Rate Swaps”.
To the extent a swap is not centrally cleared, the use of swaps also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, the creditworthiness of firms with which the Fund enters into swaps, caps, floors or collars will be monitored by the Adviser or subadviser, as applicable. If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.
Most OTC swap agreements into which the Fund enters provide for the obligations of the Fund and its counterparty to be netted. Payments on centrally cleared swap agreements are also generally on a net basis. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each netted swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund’s custodian that satisfies the requirements of the 1940 Act. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. The Adviser and the Fund believe that such covered obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s restrictions on borrowing or senior securities.

G. Forward Commitments. The Fund may enter into commitments to purchase securities on a “forward commitment” basis, including purchases on a “when-issued,” a “delayed-delivery” or a “to be announced” basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. When the Fund purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt.
Purchases of forward commitments also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. The Fund will at times maintain segregated cash or appropriate liquid securities in an amount at least equal to the amount of the Fund’s forward commitment transactions. On the settlement date, the Fund will meet its obligations from then available cash flow, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a greater or lesser value than the Fund’s payment obligations).
Firm Commitments. Securities may be purchased on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund may sell commitments to purchase securities on a firm commitment basis before the settlement date.
Stand-by Commitments. A stand-by commitment involves the purchase of securities by the Fund together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which the Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to provide the Fund with liquidity as needed. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment and differences between the maturity of the underlying security and the maturity of the commitment. See section “VI. Standby Commitments”.

VIII.  Repurchase Agreements
The Fund may invest in repurchase agreements. A repurchase agreement is essentially a short-term collateralized loan. The lender (the Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date. The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities, which serve as collateral, are transferred to the Fund’s custodian bank. In a “tri-party” repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a “quad-party” repurchase agreement, the Fund’s custodian bank also is made a party to the agreement. The Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week. The securities, which are subject to repurchase agreements, however, may have long maturities. The Fund will always receive, as collateral, securities whose market value, including accrued interest, will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.
IX.  Temporary Borrowing
The Fund may borrow for temporary or emergency purposes to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Borrowing increases the risks of investing by increasing leverage and accentuating potential losses.

X.  Temporary Defensive Investments

From time to time, the Fund may take temporary defensive positions in reaction to unusual market conditions, anticipated redemptions, or other events. At such times, the Fund may invest large portions of their portfolios in cash (including foreign currency) or cash equivalents such as commercial paper and short-term debt instruments. In addition, the Fund may also invest in larger capitalization issuers and/or higher-quality and shorter maturity instruments than it otherwise would under its stated investment policies and strategies. For a description of commercial paper and other short-debt instruments, see “Commercial Paper and Other Short-Term Investments.” When the Fund is taking temporary defensive positions, it may not achieve its investment objectives and it could suffer losses. For information concerning the risks of investing in commercial paper, other short-term debt instruments, and foreign currency, see sections “I. Debt Securities”, “Commercial Paper and Other Short-Term Investments”, and section “III. Foreign Securities Exposure.”

PORTFOLIO HOLDINGS INFORMATION POLICIES AND PROCEDURES
In accordance with SEC regulatory requirements, the Fund files a complete schedule of its portfolio holdings with the SEC for the second and fourth quarters of each fiscal year on Form N-CSR and for the first and third quarters of each fiscal year on Form N-Q. These forms are publicly available on the SEC's internet website (http://www.sec.gov). The Fund also includes a schedule of its portfolio holdings in its annual and semi-annual reports to shareholders, which are available free of charge to the public upon request. The Fund also publishes its top ten holdings on a quarterly basis on the First Investors website at www.firstinvestors.com.
Until portfolio holdings information for the Fund is made public in Form N-CSR, in Form N-Q, in a shareholder report, or on the First Investors website, it is considered to be confidential. Such information may only be disclosed to persons who have a legitimate business reason to have the information and who are subject to a duty to keep the information confidential (including a duty not to trade on such information). Neither the Fund, FIMCO, any subadviser of the Fund, nor any access person of the Fund receives compensation in connection with the disclosure of information about portfolio securities.
Non-public portfolio holdings information may not be provided to any actual or prospective shareholder of the Fund, any institutional investor, or any broker-dealer or financial intermediary who seeks such information for purposes of determining whether to invest in the Fund. This is not considered a legitimate business need for the information. If such persons request portfolio holdings information, they may only be provided with information that is disclosed in the latest annual or semi-annual report, in Forms N-CSR and N-Q filed with the SEC, and on the First Investors website.
Non-public portfolio holdings information may be provided to the following categories of persons based upon the fact that they have a legitimate business need for such information and are subject to a duty of confidentiality:
Service Provider	Service	Holding Access
FIMCO	Investment Adviser of the Fund.	Complete list on a daily basis with no lag time.
The Bank of New York Mellon Corporation and its foreign sub-custodians	Fund’s custodian and foreign custody manager, and foreign sub-custodians.	Complete list on a daily basis with no lag time.
Tait, Weller & Baker	Fund’s independent public accounting firm.	Complete list on daily basis with no lag time.
KPMG LLP	FIMCO’s independent public accounting firm.	Complete list on daily basis with no lag time time.
Lipper, Inc.	Provide performance and portfolio analytics reporting for the Fund.	Complete list on quarterly basis with a 30 day lag time.
FactSet Research Systems, Inc.	Provide performance and portfolio analytics reporting for the Fund.	Complete list on daily basis with no lag time.
Morningstar	Provide performance and portfolio analytics reporting for the Fund.	Complete list on quarterly basis with a 30 day lag time.
Bloomberg	Provide research and portfolio analytics reporting for the Fund.	Complete list on daily basis with no lag time.
Interactive Data Corp	Provide pricing service used for the Fund.	Complete list on daily basis with no lag time.
Standard & Poor’s Securities Evaluations, Inc.	Provide back-up pricing service for the Fund.	Complete list on weekly basis with no lag time.
Broadridge Investor Communication Solutions, Inc.	Proxy voting services employed by the Fund.	Complete list on daily basis with no lag time.

Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Fund on an ad hoc basis. These third parties include: broker-dealers, pricing services, issuers (or their agents), proxy voting research providers, parties who provide insurance for municipal securities that may be purchased by the Fund, legal counsel for the Fund, Independent Trustees of the Fund and legal counsel for the Independent Trustees of the Fund. Broker-dealers utilized by the Fund in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag.
The following categories of persons are authorized to disclose portfolio holdings information to persons who have a legitimate business reason to receive non-public information – executive officers of the Fund, the portfolio managers, traders, analysts, other portfolio department personnel, such as portfolio assistants and administrative assistants, portfolio accountants, senior executives, and legal and compliance officers of the Fund’s adviser or subadviser.
FIMCO employs the following policies on behalf of the Fund with respect to portfolio holdings information. It requires employees who have access to non-public portfolio holdings information as part of their regular functions to treat such information as confidential, prohibits them from trading for their own accounts based upon such information to the extent that such trading would violate the law, and prohibits them from selectively disclosing such information to any person who does not have a legitimate business need for such information that is consistent with the interests of the Fund. FIMCO permits such employees to disclose a non-public list of portfolio holdings to a broker-dealer that provides services to the Fund subject to the following conditions: (a) the list must be at least 30 days old; (b) it must not specify the number of shares or units held, the dollar value, or the percentage of assets represented by the securities; and (c) it must be accompanied by a statement that the information is confidential and is being provided solely to assist the broker-dealer to provide research and execution services to the Fund and may not be used for trading in the Fund shares by the broker-dealer or its clients. These conditions do not apply if the list is made publicly available. The Chief Compliance Officer of the Fund may also make exceptions to these policies when it is in the best interests of the Fund or the Fund’s shareholders to do so. Any potential conflicts of interest between a Fund or a Fund’s shareholders and the Fund’s investment adviser, principal underwriter, or their affiliates and affiliated persons that arise from the potential release of portfolio holdings shall be resolved by the Chief Compliance Officer of FIMCO and the Fund, in consultation with the Legal Department, in the best interests of the Fund’s shareholders.
The Investment Compliance Department of the Fund’s Adviser monitors for compliance with the foregoing policies with respect to employees of the Adviser and its affiliates who are Access Persons of the Fund. Any violations of these policies are reported to the Board of Trustees of the Fund on a quarterly basis.
PORTFOLIO TURNOVER
Portfolio securities may be sold from time to time without regard to the length of time they have been held when, in the opinion of the Adviser or subadviser (as applicable), investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions and, consequently, larger taxable distributions to shareholders.
MANAGEMENT OF THE FUND

A.	Advisory Services
Investment advisory services to the Fund are provided by FIMCO, pursuant to an Investment Advisory Agreement (“Advisory Agreement”). FIMCO is a wholly owned subsidiary of First Investors Consolidated Corporation (“FICC”), and its address is 40 Wall Street, New York, NY 10005. FICC and its consolidated subsidiaries engage in a variety of businesses, ranging from investment management to brokerage services and insurance. FICC is a subsidiary of The Independent Order of Foresters (“Foresters”). Foresters owns all of the voting common stock of FICC, the parent company of FIMCO, First Investors Corporation (“FIC”) and Administrative Data Management Corp. (“ADM”) and therefore, Foresters controls each of these FICC affiliated companies. Foresters is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 179.

Pursuant to the Advisory Agreement, FIMCO is responsible for supervising and managing the Fund’s investments, determining the Fund’s portfolio transactions and supervising all aspects of the Fund's operations, subject to review by the Trustees. The Advisory Agreement also provides that FIMCO shall provide the Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of the Fund and assume certain expenses thereof, other than obligations or liabilities of the Fund.
The Advisory Agreement may be terminated at any time, with respect to the Fund, without penalty by the Trustees or by a majority of the outstanding voting securities of the Fund, or by FIMCO, in each instance on not less than 60 days written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). The Advisory Agreement also provides that it will continue in effect, with respect to the Fund, for a period of over two years only if such continuance is approved annually either by the Trustees or by a majority of the outstanding voting securities of the Fund, and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.
Under the Advisory Agreement, the Fund is obligated to pay the Adviser an annual fee, paid monthly, as set forth in Part I of its SAI. The Fund bears all expenses of its operations other than those assumed by the Adviser or its Underwriter under the terms of its Advisory or Underwriting Agreements. Fund expenses include, but are not limited to: the advisory fee; Rule 12b-1 fees; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; registration fees and expenses; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses. The Advisory Agreement provides that FIMCO will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.
FIMCO has an Investment Committee composed of the President of FIMCO, the General Counsel of FIMCO, the Chief Compliance Officer of FIMCO, and FIMCO’s portfolio managers of First Investors Funds. The Investment Committee meets periodically to review the performance of the Fund, the investment strategies that are being used to manage the Fund and recent additions to and deletions from the portfolios of the Fund.
B. Code of Ethics.
In accordance with the requirements of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act, the First Investors Funds, FIMCO, and their principal underwriter, FIC have adopted a Code of Ethics to protect the Fund and other advisory clients of FIMCO (“Other Advisory Clients”) from actual and potential conflicts of interest which may arise from the Personal Securities Transactions and other conduct of access persons (“Access Persons”).
Under the Code of Ethics, all Access Persons are expected to not only comply with the federal securities laws and the Code of Ethics, but also to follow the highest fiduciary and ethical standards in all business and personal dealings which could in any way affect the Fund or Other Advisory Clients. The guiding principles for all Access Persons are to place the interests of the Fund and Other Advisory Clients first at all times, to avoid placing themselves in any position in which there is any actual or apparent conflict of interest with the interests of the Fund or Other Advisory Clients, and to refrain from taking any inappropriate advantage of their positions of trust and responsibility.
Subject to certain exemptions, all Access Persons, except the Independent Trustees of the Fund, are subject to a number of restrictions on their personal trading activities. Among other things, Access Persons (a) must report to FIMCO upon hire, and annually thereafter, all holdings of covered securities as defined in Rule 17j-1 under the 1940 Act and investments in the First Investors Family of Funds; (b) must have all non-exempt trades in covered securities pre-cleared; (c) are generally prohibited from trading covered securities while the Fund is buying or selling or actively considering buying or selling the same covered securities; (d) are prohibited from retaining profits from short-term trading in covered securities; (e) must report to a compliance officer on a quarterly basis all holdings of covered securities and investments in the First Investors Family of Funds via duplicate account statements, confirmations or quarterly transaction reports; and (f) are prohibited from purchasing covered securities in limited offerings, including initial public offerings and private placements, unless a compliance officer determines that there are no actual or apparent conflicts between the interest of the Access Persons and the Fund. Subject to the restrictions discussed above, Access Persons are permitted to invest in securities, including securities that may be purchased or held by the Fund.

C.      Proxy Voting Policies and Procedures.
The First Investors Family of Funds, which includes the Fund, have adopted policies and procedures for determining how proxies relating to portfolio securities held by the funds should be voted, including policies and procedures for identifying and addressing potential conflicts of interest that may be presented between the interests of the funds, their shareholders, and their advisers, subadvisers, and other affiliated persons. The Board has approved the use of FIMCO’s proxy voting policies and procedures for the Fund. The proxy voting policies and procedures used by FIMCO are attached as Appendix B to Part II. All proxies are required to be voted in accordance with the best interests of the Funds. However, since the Funds are managed by different personnel and reasonable minds may differ on whether a particular proposal is in the best interest of a Fund, the Funds may not all vote in a similar manner on any particular issue. Moreover, the Funds may not vote all proxies for a variety of reasons described below.
      1.   FIMCO.
FIMCO has delegated the responsibilities of monitoring and voting proxies on behalf of the FIMCO-managed funds to Broadridge Investor Communications Solutions, Inc. (“Broadridge”). However, FIMCO will monitor what it regards as critical or important proxy votes and has reserved the right to vote on any issue in accordance with its own evaluation of the issue. FIMCO monitors the proxy voting process at Broadridge via its ProxyEdge website (Broadridge’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted, are kept electronically with Broadridge and can be accessed by FIMCO. FIMCO has instructed Broadridge to vote proxies for the FIMCO-managed Funds automatically in accordance with the voting recommendations of Glass Lewis & Co. (“Glass Lewis”). The Fund will vote shares that it holds in the Underlying Funds in the same proportion as the votes of the other shareholders of the Underlying Fund. A copy of Glass Lewis’ Proxy Paper Guidelines is attached as Appendix B.
If a proxy proposal were to create a conflict of interest between the interests of a Fund and those of FIMCO or its affiliates, the conflict of interest would have to be reported to FIMCO’s Chief Compliance Officer who, in consultation with the Legal Department, would then provide guidance concerning the resolution of the conflict of interest and would report the conflict of interest to the Board of Trustees of the Funds at its next formal meeting.
2.  Situations Where Proxies May Not be Voted.
FIMCO may be unable to vote or may determine not to vote a proxy on behalf of the Fund due to share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.
3.  Proxy Voting Record of the Fund.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2014, is (1) without charge, upon request by calling 1(800) 423-4026 and (2) on the SEC’s internet website at http://www.sec.gov.
RESPONSIBILITIES OF THE BOARD OF THE FUND
Leadership Structure and Oversight Responsibilities. There is one common Board of the Funds within the First Investors Family of Funds. The Board is responsible for oversight of the Funds. The Trust has engaged FIMCO to manage each Fund on a day-to-day basis. The Board is responsible for overseeing: FIMCO; the subadvisers, as applicable; and certain other principal service providers in the operations of the Funds. The Board currently is composed of five Trustees, all of whom are Independent Trustees. The Board currently conducts regular meetings six times a year, four of which are formal meetings and two of which are informal meetings. In addition, the Board may hold special in-person or telephonic meetings and informal conference calls to discuss matters that arise or require action between regular Board meetings. The Independent Trustees meet regularly outside the presence of Fund management, in executive session or with other service providers to the Funds. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to participate in the preparation of the agenda for meetings of the Board, preside at all meetings of the Board, and act as a liaison with officers of the Funds, attorneys and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established two standing committees, a Governance Committee and an Audit Committee, to assist the Board in performing its oversight responsibilities, and from time to time may establish, and has established previously, informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. For example, the Board has appointed a lead Trustee with respect to oversight of investment-related matters, including evaluation of Fund performance and fees for purposes of contract renewal meetings, and has also appointed a lead Trustee with respect to risk-related matters. The Governance and Audit Committees are comprised of only Trustees who are Independent Trustees (Independent Trustees are also referred to as Disinterested Trustees). Currently, all of the Independent Trustees serve on these committees. The Governance and Audit Committees may designate one member to serve as the Chairperson of the Committee. The Board believes that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees, or to individual Trustees, and the full Board in a manner that enhances effective oversight.
The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities. The actual day-to-day risk management with respect to the Funds resides with FIMCO, the subadvisers and other service providers to the Funds. Under the general oversight of the Board, FIMCO, the subadvisers and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate their effects if they do occur. Each of FIMCO, the subadvisers, and other service providers has its own, independent interest in risk management, and its policies and methods of risk management will depend on its functions and business models. Although these risk management policies are designed to be effective, these policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Funds or FIMCO, the subadvisers or other service providers. As part of its regular oversight of the Funds, the Board, directly or through a committee or its lead Trustee for risk-related matters, interacts with and reviews reports from, among others: FIMCO; the subadvisers, as applicable; the Fund’s Chief Compliance Officer; the independent registered public accounting firm for the Funds; and other service providers to the Funds, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions. The Board has appointed a Chief Compliance Officer for the Funds, who oversees the implementation and testing of the Funds’ compliance program and provides reports to the Board regarding compliance matters for the Funds and their service providers. The Chief Compliance Officer’s reports include a quarterly report outlining all identified compliance risks, all material compliance matters and how these compliance matters were resolved. Moreover, the Chief Compliance Officer regularly discusses the relevant compliance and risk-related issues affecting the Funds during private meetings with the Independent Trustees held each quarter. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
The Governance Committee is responsible for, among other things, selecting and nominating persons to serve as Independent Trustees on the Board, evaluating candidates’ qualifications, reviewing the composition of the Board to determine whether it may be appropriate to add other Independent Trustees, coordinating and facilitating the presentation of educational topics to the Trustees, coordinating and facilitating the Board’s annual self-assessment and reviewing Trustee compensation. During the last fiscal year, the Governance Committee met ___ times to discuss nominating, compensation and other matters.
When the Board has, or expects to have, a vacancy, the Governance Committee receives and reviews information on candidates qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by shareholders. The Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the Funds’ offices c/o First Investors Management Company, Inc., 40 Wall Street, New York, New York 10005.
The Audit Committee is responsible for, among other things, overseeing the Funds’ accounting, financial reporting, and internal controls, approving the selection, retention, or termination of auditors, evaluating the independence of auditors, pre-approving any audit and non-audit services provided to the Funds and certain non-audit services provided to FIMCO or any of its affiliates, meeting with the auditors to discuss the audit plan, audit results, and any matters of concern that may be raised by the auditors, receiving reports from Fund management regarding the design or operation of the Funds’ internal controls, investigating improprieties or suspected improprieties in the Funds’ accounting or financial reporting, and reporting its activities to the full Board on a regular basis. The Audit Committee met ___ times during the last fiscal year.

The Board has concluded that, in light of each Fund’s business and structure and based on each Trustee’s experience, qualifications, attributes or skills as set forth below, on an individual basis, each Trustee should serve as a Trustee of the Funds. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, FIMCO, the subadvisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business or consulting positions; experience from service as a board member of the Funds and the other funds in the First Investors Funds fund complex (and/or in other capacities, including for any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Additional information about the Trustees is included in Part I of this SAI.
Susan E. Artmann. Ms. Artmann was appointed as a Trustee of all the Funds in the fund complex effective November 1, 2012. She has over 25 years of executive and business experience in the consumer financial industry. She retired in 2013 as Chief Financial Officer and Executive Vice President at HSBC Insurance North America (2012-2013) and, prior to that, was Executive Vice President and President (2008-2011) and Chief Financial Officer (2000-2008) of HSBC Taxpayer Financial Services. Prior to joining HSBC in 1985, Ms. Artmann was an auditor for Coopers & Lybrand.
Mary J. Barneby. Ms. Barneby was appointed as a Trustee of all the Funds in the fund complex effective November 1, 2012. She has over 35 years of experience in the consumer financial services and wealth management industries. Ms. Barneby is currently the Chief Executive Officer of Girl Scouts of Connecticut, a position she has held since October 2012. Prior to that, Ms. Barneby was an Executive Director of UBS Financial Services, Inc. Ms. Barneby is on the Board of Governors, University of New Haven.
Charles R. Barton, III. Mr. Barton has served as a Trustee of all of the Funds in the fund complex since 2006. He has served on the board of the Barton Mines Corporation, a privately held mining and industrial abrasives distribution business, for over 20 years and became its Chief Operating Officer in 2007. In addition, Mr. Barton is President of Noe Pierson Corporation, a privately-held land holding and management service provider. Prior to 2001, he held finance-related positions at AlliedSignal and Honeywell International, Inc.
Arthur M. Scutro, Jr. Mr. Scutro has served as a Trustee of all of the Funds in the fund complex since 2006 and Chairman since January 2013. In addition, he has over 36 years of accounting, executive and business experience in the public accounting and financial services industries. Prior to his retirement, Mr. Scutro was a Senior Vice President at UBS PaineWebber.
Mark R. Ward. Mr. Ward has served as a Trustee of all of the Funds in the fund complex since 2010. He has over 32 years of experience in the accounting industry. Prior to his retirement, he served as a senior partner at Ernst & Young, LLP and the leader of its Mid-Atlantic asset management practice. Currently, Mr. Ward serves as a consultant with respect to accounting matters.
UNDERWRITER AND DEALERS
The Fund has entered into an underwriting agreement (“Underwriting Agreement”) with First Investors Corporation (“Underwriter” or “FIC”), located at 40 Wall Street, New York, New York 10005 that requires the Underwriter to use its best efforts to sell shares of the Fund. The shares of the Fund are offered on a continuous basis. The Underwriting Agreement provides that it will continue in effect from year to year, with respect to the Fund, only so long as such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of the Fund, and in either case by the vote of a majority of the Independent Trustees, voting in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically in the event of its assignment.
FIC may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with FIC during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.

The following table lists the current sales charge with respect to Class A shares of the Fund, as well as the amount of the sales charge that is reallowed to dealers selling the shares:
Amount of Investment	Sales Charge as % of Offering Price	Net Amount Invested	Concession to Dealers as a % of Offering Price**
Less than $100,000	5.75%	6.10%	4.72%
$100,000 but under $250,000	4.50	4.71	3.69
$250,000 but under $500,000	3.50	3.63	2.87
$500,000 but under $1,000,000	2.50	2.56	2.05
$1,000,000 or more	0	0	*
* There is no sales charge on transactions of $1 million or more, purchases that qualify for Rights of Accumulation of $1 million, purchases made pursuant to a Letter or Statement of Intent of $1 million and purchases by group retirement plans pursuant to sales charge waiver privileges. The Underwriter will pay from its own resources an imputed dealer concession equal to 0.90% of the amount invested to dealers on such purchases. If such shares are redeemed within 24 months of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds except in certain circumstances. Furthermore, there is no sales charge on purchases of Advisor Class and Institutional Class shares, or on Class A shares purchased through a fee-based account under a program sponsored or maintained by a financial intermediary.
** In the case of retail sales by FIC, FIC retains the entire sales charge as its dealer concession.
PAYMENTS TO FINANCIAL INTERMEDIARIES
FIC or the financial intermediary through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, FIMCO, FIC or one or more of their affiliates (collectively, “FIMCO”) may make additional cash payments to intermediaries in connection with the promotion and sale of shares of the Fund. FIMCO and the Fund also may make payments for certain administrative services. Payments made by FIMCO are from its own resources which, in the case of FIC, may include the retention of underwriting concessions and payments that FIC receives under the Rule 12b-1 Plans. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories.
Revenue Sharing Payments. FIMCO may make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of funds, including the Fund. The benefits that FIMCO receives when it makes these payments include, among other things, placing the Fund on the financial intermediary's funds sales system, placing the Fund on the financial intermediary's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or to the financial intermediary's management. FIMCO may compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

Revenue sharing payments may be calculated on sales of shares of Fund (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of funds and Asset-Based Payments primarily create incentives to retain previously sold shares of funds in investor accounts. FIMCO may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. FIMCO and the Fund may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting shareholder accounts. FIMCO and the Funds also may make payments to certain financial intermediaries in connection with client account maintenance support, statement preparation and transaction processing.

Other Cash Payments. From time to time, FIMCO, at its own expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Fund. This additional compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as Financial Industry Regulatory Authority, Inc. Such compensation may include financial assistance to financial intermediaries that enables FIMCO to: (1) participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees; (2) participate in client entertainment, client and investor events, and other financial intermediary-sponsored events, and (3) pay travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips.
FIMCO is motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the Fund or retain shares of the Fund in their clients' accounts, FIMCO benefits from the incremental management and other fees paid to FIMCO by the Fund with respect to those assets.
In certain cases these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in the prospectus and this SAI. You may ask your financial intermediary about any payments it receives from FIMCO or the Fund, as well as about fees and/or commissions it charges.
POTENTIAL CONFLICTS OF INTERESTS IN DISTRIBUTION ARRANGEMENTS
The principal underwriter for the Fund, FIC and FIMCO, the Fund’s Adviser, are subsidiaries of the same holding company. Their income and profits are shared at the holding company level.
FIC offers both Funds in the First Investors Family of Funds and outside (i.e., non-proprietary) funds. FIC focuses the training that it provides to its representatives and sales managers on the First Investors Family of mutual funds and insurance products. The training of representatives and sales managers centers primarily on developing suitable investment portfolios for customers based on the proprietary products that FIC offers. FIC believes that its own Family of Funds and insurance products is sufficiently diverse to meet the needs of most of its clients. FIC also knows more about its own products and has better supervisory control over them. Although FIC allows its representatives to sell a variety of non-proprietary funds, it does so solely as an accommodation to clients who wish to invest in funds other than Funds in the First Investors Family of Funds. In most of FIC’s offices, non-proprietary funds represent a small percentage of fund business. Indeed, many FIC representatives do very little business in non-proprietary funds.
FIC generally pays its sales representatives and managers more for selling First Investors Funds than for selling non-proprietary funds. FIC believes that this is fair and appropriate because, unlike many other firms, it does not accept revenue sharing or other forms of financial support from the sponsors of outside fund groups. Its sole compensation for selling outside funds is its portion of the sales charge and Rule 12b-1 fees (if any) that are disclosed in the applicable prospectus. Thus, outside funds do not share in FIC’s costs of recruiting, training, or supervising its representatives. The compensation that a First Investors representative or sales manager earns on the sale of a particular product depends, of course, upon a variety of factors, including the type of product, the sales charge rate, whether a breakpoint or discount is available, the class of shares being sold, and the concession that is received by the dealer. However, all else being equal, as noted above, First Investors representatives and sales managers receive more compensation for selling First Investors Funds than for selling similar outside funds.
DISTRIBUTION PLAN
The Fund has adopted a Distribution Plan for only Class A shares in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund compensates the Underwriter for certain expenses incurred in the distribution of the Fund’s Class A shares and the servicing or maintenance of existing Fund shareholder accounts at an annualized rate of up to 0.30% of the Fund’s average daily net assets attributable to its Class A shares. Distribution fees under the Plan may be used to make payments to registered representatives and dealers for sales of Class A shares, the costs of printing and dissemination of sales material or literature, prospectuses used as sales material and reports or proxy material prepared for the Fund’s shareholders to the extent that such material is used in connection with the sales of Class A shares, and general overhead of FIC, the Fund’s underwriter. Service fees are fees paid for services related to the maintenance and servicing of existing shareholder accounts, including shareholder liaison services, whether provided by individual representatives, dealers, FIC or others.
The Plan will continue in effect from year to year as long as its continuance is approved annually by either the Fund’s Board or by a vote of a majority of the outstanding voting securities of the Class A shares of the Fund. In either case, to continue, the Plan must be approved by the vote of a majority of the Independent Trustees of the Fund. The Fund’s Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan can be terminated at any time by a vote of a majority of the Fund’s Independent Trustees or by a vote of a majority of the outstanding voting securities of the Class A shares of the Fund. Any change to any Plan that would materially increase the costs to that class of shares of the Fund may not be instituted without the approval of the outstanding voting securities of that class of shares of the Fund as well as any class of shares that converts into that class. Such changes also require approval by a majority of the Fund’s Independent Trustees.
In adopting the Plan, the Board of the Fund considered all relevant information and determined that there is a reasonable likelihood that the Plan will benefit the Fund and its Class A shareholders. The Board believes that amounts spent pursuant to the Plan have assisted the Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of the Fund.

ADDITIONAL INFORMATION CONCERNING PURCHASES,
 REDEMPTIONS, PRICING, AND SHAREHOLDER SERVICES
The following is supplemental information concerning purchases, redemptions, pricing and shareholder services for the Fund. Information related to the treatment of Class B shares generally does not apply to the Fund. We reserve the right to change our policies for opening accounts, processing transactions, and providing other shareholder services without prior notice. The distributor and transfer agent reserve the right to reject an account application, investment check, or other purchase request for any reason and are not obligated to provide notice to you beforehand. This section provides additional information regarding our policies when you open an account with and invest in the Fund directly through FIC. If you are invested in the Fund through a broker-dealer or financial intermediary, please consult with your broker-dealer or financial intermediary for information regarding how to purchase. redeem and exchange shares of the Fund, investment minimums, available privileges and applicable fees. Your broker-dealer or financial intermediary may also charge fees that are in addition to those described in the Fund’s prospectus.
Additional Information on How To Open An Account.
General Customer Identification Requirements
The USA PATRIOT Act requires mutual funds, broker-dealers, and other financial institutions to obtain, verify and record information that identifies each customer who opens a new account, unless such customer is otherwise exempt from verification. To comply with these requirements, generally we must obtain certain information about a new customer before we can open a new account for the customer, including the customer’s name, residential street address, date of birth (in the case of a natural person), social security or other taxpayer identification number (“TIN”), and citizenship status. It is our general policy not to open accounts for non-resident aliens. Additional information may be required to open an account for an entity and in certain other circumstances.
The starting point in the process is the completing of an account application. If you are opening an account through FIC, you must first complete and sign a Master Account Agreement (“MAA”) unless your account is part of a qualified group retirement plan. Your registered representative will assist you in completing the MAA, explain our product line and services, and help you select the right investments. If you are opening a Fund account through a broker-dealer other than FIC, you will generally be required to complete an application for non-affiliated broker-dealers unless your account is established through Fund/SERV or Networking. If your account is being established through Fund/SERV or Networking, you may need to complete an application for non-affiliated broker-dealers and other documents for certain privileges; you must contact your broker-dealer to determine which privileges are available to you. Broker-dealers that process transactions through Fund/SERV or Networking are responsible for obtaining your permission to process transactions and for ensuring that the transactions are processed properly.
Broker-dealers may charge their customers a processing or service fee in connection with the purchase and/or redemption of Fund shares. Such a fee is in addition to the fees and charges imposed by the Fund. The amount and applicability of such a fee is determined and disclosed to customers by each individual broker-dealer. Processing or service fees typically are fixed dollar amounts and are in addition to the sales and other charges described in the Fund’s prospectus and this Statement of Additional Information. Your broker-dealer will be able to provide you with specific information about any processing or service fees you will be charged.
As described more fully below, to satisfy the requirements of the law, we may also ask for a document that identifies the customer, such as a U.S. driver’s license, passport, or state or federal government photo identification card. In the case of a customer that is an entity, we may also ask for a document that identifies the customer, such as articles of incorporation, state issued charter, excerpts from a partnership agreement or trust document, as well as information such as the name, address, date of birth, citizenship status, and social security number of the person or persons who have authority over the account.
Once we have received your application and such other information as is required, we will attempt to verify your identity or in the case of an entity, the identity of the authorized person(s) using a consumer reporting agency or documentary evidence. If we are unable to verify your identity to our satisfaction, within a maximum of sixty (60) days of opening your account, we will restrict most types of investments in your account. We reserve the right to liquidate your account at the current net asset value within a maximum of ninety (90) days of its opening if we have not been able to verify your identity. For accounts established in the name of a Trust, we require the name, residential street address, date of birth, social security number, citizenship status and any supporting identification documents of each authorized trustee. We will attempt to verify each trustee before investing assets in the name of a

Trust. In the event we are unable to verify the identity of each trustee to our satisfaction, your investment amount will be returned. In the instance of a 403(b) or 457(b) account, verification must be completed to our satisfaction before your account will be established or investment honored. Our transfer agent, Administrative Data Management Corp. (“ADM”) is responsible for verifying each new customer’s identity on our behalf. If ADM has previously attempted to verify your identity for any purpose, we reserve the right to rely on the results of the previous verification determination. In these instances, we may decline to establish an account for you, restrict transactions in your account before 60 days have elapsed from the date your account was opened and may also redeem your account before 90 days have elapsed from the date your account was opened.
The foregoing customer information and verification procedures are not applicable to accounts that are opened through omnibus accounts or certain other accounts as permitted by law, provided that we have the account holders’ correct names, addresses, social security numbers and birth dates. If existing shareholders have not provided us with all necessary information, we may require additional information from them before we will open new fund accounts for them directly or indirectly through an exchange.
Specific Account Requirements
Listed below are the account opening requirements for our most common types of accounts. After you select the class of shares you want to invest in, the type of account you want to open and the Fund(s) you want to purchase, you need to deliver your completed customer application to the Fund’s transfer agent or your Representative, along with supporting documentation and your check. Upon receipt of your properly completed paperwork, a “Customer Account” will be opened for you. The term “Customer Account” refers to all fund accounts owned by the same customer. An individual and a joint account represent two different customers. Therefore, a customer who owns both individually and jointly registered accounts, will be assigned two “Customer Accounts.”
It is the policy of the Fund to accept certain instructions from any one owner or legal representative of an account that has multiple owners (such as a joint account) or multiple legal representatives (such as a trust with multiple trustees). The Fund bears no responsibility for accepting such instructions.
A. Non-Retirement Accounts.
We offer a variety of “non-retirement” accounts, which is the term used to describe all accounts other than retirement accounts.
Individual Accounts. Individual accounts may be opened by any adult individual who resides in the U.S. You must certify that you are a legal resident of the U.S. on the MAA or an application for non-affiliated broker-dealers and provide us with your name, residential street address in the U.S. (Army or Fleet Post Office number are acceptable), mailing address (if different from the residential address), TIN, date of birth, citizenship status, and other such information as may be required by law. If you are not a U.S. citizen, you must also disclose your country of origin and generally provide a photocopy of an unexpired green card.
Joint Accounts. Joint accounts may be opened by two or more adult individuals who reside in the U.S. Each joint tenant must provide the same information that is required for opening an individual account and each joint tenant’s personal information must be verified as required by the USA PATRIOT Act. Joint ownership may take several forms, e.g., joint tenants with rights of survivorship, tenants in common, etc.
It is your obligation to specify the type of joint account that you want to establish and to verify that it is valid in your state. The laws governing joint or community property vary by state of residence. You may want to consult a lawyer about your registration choice. For joint tenants with rights of survivorship and tenants by the entirety, on the death of an account owner the entire interest in the account generally goes to the surviving account owner(s). For tenants in common, a deceased account owner’s interest generally goes to the account owner’s estate. Tenants in common are responsible for maintaining records of the percentages of their ownership in the account. Irrespective of the type of joint account that you select, each joint tenant is responsible for notifying us immediately of the death of any other joint tenant. You agree that we are not liable for any transactions, payments, or distributions that we process prior to our receipt of such notice (as long as any one joint tenant has authorized the transaction). When we are notified of the death of a tenant in common, we may require that any subsequent transaction in the account be approved by his or her legal representative as well as the surviving tenant in common.

Transfer on Death (“TOD”) Accounts. TOD accounts are available on all Fund accounts in all states (unless held in an omnibus account). TOD accounts allow individual and joint tenants with rights of survivorship to name one or more beneficiaries. The ownership of the account passes to the named beneficiary(ies) in the event of the death of all account owners. To establish a TOD account, you must furnish the same information that is required to open an ordinary individual or joint account and also complete a First Investors TOD Registration Request Form or Non-Retirement Account TOD Beneficiary Designation. See “Transfer on Death Guidelines” further in this SAI.
Coverdell Education Savings Accounts (“ESAs”). ESAs may be opened for a beneficiary by his (her) parent or legal guardian (“Responsible Individual”) who resides in the U.S. These accounts allow you to accumulate assets on a tax-deferred basis to help satisfy qualified educational expenses for a Designated Beneficiary (generally, a minor child). To establish an ESA, the Responsible Individual (the parent or legal guardian) must complete an Application. If someone other than the Responsible Individual is making the initial contribution, he or she must sign the ESA Application as the Depositor. The Responsible Individual is considered the customer and must furnish the same information, as he or she would provide for an individual account. Certain information must also be provided for the Depositor as well as the Designated Beneficiary.
There is an annual custodial fee of $15 for each ESA, irrespective of the number of Funds that are held in the account. The account holder is responsible for paying this fee and the fee will be automatically deducted from the account on the last business day of the first quarter for the following 12 month period in accordance with the provisions of the respective custodial agreement. Notwithstanding the foregoing, the fee may be waived or reduced by the custodian as further described in the custodial agreement and also discussed below under the heading “B. Retirement Accounts”. The custodian also reserves the right to modify the fee at any time on forty-five (45) days prior written notice to account holders.
Gifts and Transfers to Minors Accounts. These accounts may be opened for minors established under the applicable state’s Uniform Gifts/Transfers to Minors Act. They are registered under the minor’s social security number. We require the name, residential address, mailing address (if different from the residential address), date of birth, citizenship and TIN of both the minor and the custodian on the MAA or an application for non-affiliated broker-dealers. For accounts opened under a Uniform Gifts to Minors Act (UGMA) or a Uniform Transfer to Minors Act (UTMA), you agree that all assets belong to the minor and that you will only use them for the minor’s benefit – even after the assets have been removed from the account. We have no obligation to monitor your instructions concerning the account or how you use the assets held in the account. In addition, you consent to re-registering the account in the name of the minor once the minor reaches the age at which custodianship ends, and consent to allow the minor to redeem any and all assets from the account once the minor reaches the age at which custodianship ends.
Conservatorship/Guardianship Accounts. These accounts may only be opened by legal representatives. To establish a conservatorship or guardianship account, you must complete an MAA or an application for non-affiliated broker-dealers and provide the name, residential address, mailing address (if different from the residential address), date of birth, citizenship status, and TIN of both the minor (ward) and the conservator (guardian). In addition, you must also furnish a certified copy of the court document appointing you as the conservator/guardian. A First Investors Agent’s Certification Form may also be required, and the identity of the conservator/guardian will be verified.
Estate Accounts. Estate accounts may be opened by completing an MAA or an application for non-affiliated broker-dealers and providing the name, residential address, mailing address (if different from the residential address), citizenship status, date of birth and TIN of the executor (administrator), the name of the decedent and TIN of the estate. You must also provide an original or certified copy of the death certificate and a certified copy of Letters Testamentary/Administration. A First Investors Agent’s Certification Form may also be required, and the identity of the estate representative will be verified.
Corporate Accounts. Corporate Accounts may be opened for corporations that are organized in the U.S. The entity’s name, U.S. business address, mailing address (if different from the residential address), and TIN must be provided on the MAA or an application for non-affiliated broker-dealers. We will generally require documentary proof of the existence and identity of the entity, such as a certified copy of the company’s articles of incorporation signed by the secretary of the corporation, a certificate of incorporation or good standing issued by the secretary of the state, a government-issued business license, or a bank reference by a U.S. bank on the bank’s letterhead in addition to the name, residential address, mailing address (if different from the residential address), citizenship status, date of birth and social security number of the authorized person(s) for the entity. The accounts of publicly traded corporations are exempt from some of these requirements. We recommend that you furnish documentary proof of the entity’s existence when you apply to open the account. A First Investors Certificate of Authority (“COA”) may also be required to identify the individuals who have authority to effect transactions in the account.
Partnership Accounts. Partnership Accounts may be opened for partnerships that are organized in the U.S. You must provide the name of the partnership, U.S. business address, and TIN on a completed MAA or an application for non-affiliated broker-dealers along with the pages of the partnership agreement which show the names of all general partners and authorized persons who have authority to act for and on behalf of the partnership. The names, residential addresses, mailing address (if different from the residential address), citizenship statuses, dates of birth and social security numbers of all general partners and authorized persons are also required. The accounts of publicly traded partnerships are exempt from some of these requirements. A completed COA to identify the persons who have authority to effect transactions in the account may also be required.
Trust Accounts. Trust Accounts may be opened for trusts that are formed in the U.S. You must provide the name of the trust, its address, and TIN as well as the name, residential street address, mailing address (if different from the residential address), date of birth, social security number and citizenship status for each trustee on a completed MAA or an application for non-affiliated broker-dealers, along with a copy of the pages of the trust document which show the name and date of the trust and the appointment of all trustees and their signatures. A COA to identify the persons who have authority over the account may also be required.
B. Retirement Accounts.
To open a retirement account, you must not only complete an application with your broker-dealer and furnish the customer identification information required for individual non-retirement accounts but also complete a product application. We may require that a customer’s identity be verified to our satisfaction before we open certain types of retirement accounts. Certain retirement products also require the employer to complete a form. Under certain circumstances, the transfer agent may accept faxes, and other automated transaction data from retirement plans.
We offer the following types of retirement plans and accounts for individuals and employers:
•	Individual Retirement Accounts (“IRAs”) including Roth and Traditional IRAs.
•	IRA for Minors with earned income. A parent or legal guardian must complete the appropriate IRA Application and IRA for a Minor Child Form.
•	SIMPLE IRAs (Savings Incentive Match Plans for Employees of Small Employers) for employers.
•	SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment.
•	SARSEP-IRAs (Salary Reduction Simplified Employee Plans) can only be established through trustee-to-trustee transfers.
•	403(b)(7)s for governmental entities, and eligible tax-exempt organizations.
•	457(b) for governmental plans.
•	Money Purchase Pension & Profit Sharing (MPP/PSP) plans for sole proprietors and partnerships.
There is an annual custodial fee of $15 for each Traditional and Roth IRA, Traditional and Roth IRA for minors, SIMPLE IRA, SEP-IRA, SARSEP-IRA, MPP/PSP, and 457(b) account and an annual custodial fee of $30 for each 403(b) custodial account that you maintain, irrespective of the number of Funds that are held in an account. The account holder is responsible for paying this fee and the fee will be automatically deducted from the account on the last business day of the first quarter for the following 12 month period in accordance with the provisions of the respective custodial agreement. The custodian reserves the right to modify the fee at any time on forty-five (45) days prior written notice to account holders.
The fee will be deducted subject to the following conditions:
To the extent that an account holder maintains a Cash Management Fund, the fee will first be deducted from those assets. If the assets in the Cash Management Fund are less than the fee, the balance of the fee will be deducted equally from the remaining Funds. For 403(b)s, the fee will be deducted first from the Cash Management Fund within the employer contribution portion of the account, if any. If the assets in the Cash Management Fund within the employer contribution portion of the account are less than the fee, the balance of the fee will be deducted equally from the remaining Funds within the employer contribution portion of the account. To the extent there are insufficient assets in the employer contribution portion of the account to cover the fee, the fee will be deducted from Funds held in the employee contribution portion of the account in the same order as above. To the extent there are insufficient assets in the employer contribution account and employee contribution portion of the account, the fee will be deducted from Funds held in the rollover account in the same order as above.
Notwithstanding the foregoing, the fee may be waived or reduced for any reason which, in the opinion of the custodian, is acceptable or desirable, including the following:
•	If the value of all accounts in the account holder’s customer account is equal to or exceeds $100,000 as of the last business day of the first quarter, the fee is waived for the following 12-month period.
•	If the value of all accounts in the account holder’s customer account is equal to or exceeds $50,000 and is less than $100,000 as of the last business day of the first quarter, the fee is reduced by 50% for the following 12-month period.
•	If a participant establishes a 403(b) custodial account, the fee is waived for the custodial account for the first 12-month period beginning with the date assets (contributions, contract exchanges, transfers, rollovers, etc.) are first accepted by First Investors for investment into that custodial account. Similarly, if a participant establishes a 457(b) custodial account, the fee is waived for the custodial account for the first 12-month period beginning with the date assets are first accepted by First Investors for investment into that custodial account. After the 12-month period has expired, if the participant does not otherwise qualify for a fee waiver, the fee will be deducted from the 403(b) custodial account, or, if applicable, the 457(b) custodial account on the last business day of the first quarter for the following 12-month period. For example, if a participant establishes a 403(b) custodial account on May 15, 2013, the participant will not be subject to the fee until the last business day of the first quarter of 2015.
•	If the custodial account is maintained by an Associate, as defined in the Fund’s prospectus, the fee is waived.
For purposes of determining the value of accounts held by the account holder, customer account means all First Investors Funds within the same 10-digit customer number assigned to the account holder that includes the applicable custodial account(s). Under no circumstances will all or a portion of the fee be returned to the account holder if the account holder subsequently meets the requirements for a reduced or waived fee or if the account holder subsequently terminates the custodial account.
Special Information for participants in 403(b)(7) Accounts or 457(b) Accounts
By establishing and maintaining a 403(b)(7) account or 457(b) account through First Investors, you authorize us to share certain information regarding your 403(b)(7) account or 457(b) account with your current or former 403(b)(7) or 457(b) employer, as well as its Third Party Administrator (“TPA”) and any vendor or agent authorized by the employer. If permitted by a plan or an agreement with a TPA, you also authorize us to pay plan expenses from your account.
As of January 1, 2009, new First Investors 403(b) accounts are only available through First Investors Corporation (“FIC”) as dealer of record. If an existing participant has a 403(b) account that is not currently serviced by FIC, the participant may maintain the current broker-dealer on the account. Dealer changes to FIC and changes from a dealer other than FIC to a dealer that has an executed selling agreement with the Fund will be accepted. If a request is received to remove FIC as the dealer or to change the dealer to a dealer that does not have a selling agreement with the Fund, the account will be deemed to be a direct Fund shareholder and additional investments will not be accepted. FIC no longer pays 12b-1 service fees to other broker-dealers on First Investors 403(b) custodial accounts. First Investors 457(b) accounts are offered exclusively through FIC as dealer of record. Dealer changes on First Investors 457(b) accounts will not be accepted.
Additional Information on How to Place and Pay For an Order.
Placing Your Purchase Order
Investors may purchase shares of the Fund through financial intermediaries. These orders may be placed through a Representative, or by sending us a check directly with a payment stub or written instructions. When purchasing shares directly through the Fund, remember to include your Fund account number on your check made payable to FIC or the Fund. Additional purchases into existing Fund accounts may be subject to limits that may be imposed by the type of account, share class that you own and be made in any dollar amount. There is a $1,000 minimum on purchases made through your representative over the phone. There is also generally a minimum amount of $100 for purchases your broker-dealer may place through Fund/SERV.

For Overnight Mail, send checks to:	For Regular Mail, send checks to:

First Investors Corporation	First Investors Corporation
Attn: Dept. CP	Attn: Dept. CP
Raritan Plaza I, 8th Floor	P.O. Box 7837
Edison, NJ 08837-3620	Edison, NJ 08818-7837

Purchases are processed when they are received in “good order” by our Edison, NJ office. To be in good order, the class of shares you are requesting to purchase must be available to you, the Fund you are purchasing must be eligible for sale in your state of residence, all required paperwork must be completed (in the instance of 403(b), 457(b) and trust accounts, verifications must be completed to our satisfaction), and payment must be received. If your order is received by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), it will receive that day’s public offering price. This procedure applies whether your written order is given to your registered representative and transmitted to our Edison, NJ office or mailed directly by you to our Edison, NJ office.
Certain types of purchases can only be placed by written application and certain retirement contributions may only be made through an employer. For example, purchases in connection with the opening of retirement accounts may only be made by written application. Furthermore, rollovers of retirement accounts will be processed only when we have received your written application, rollover proceeds and any additional documentation we may require. Thus, for example, if it takes thirty (30) days for another fund group to send us your retirement account proceeds, your purchase of the Fund will not occur until we receive the proceeds.
Some types of purchases may be phoned or electronically transmitted to us via Fund/SERV. If you place your order with your representative, your transaction will be processed at that day’s public offering price provided that your order is received in our Edison, NJ office by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), or by our Fund/SERV deadline for orders submitted via the Fund/SERV system. Orders received after these deadlines will be processed at the next Business Day’s offering price.
If you are buying shares of the Fund through a broker-dealer other than FIC, other requirements may apply. Consult your broker-dealer about its requirements.
Orders placed through a First Investors registered representative must generally be reviewed and approved by a principal of the branch office before being mailed or transmitted to the Edison, NJ office.
If there is a registered representative or other broker-dealer representative of record on your account, he or she will be able to obtain your account information, conduct certain transactions and updates for your account, and receive copies of notifications and statements and other information about your account directly from the Fund.
It is the responsibility of your broker-dealer to forward or transmit orders to the Fund promptly and accurately. A broker-dealer may charge a processing fee to place your order. The Fund will not be liable for any change in the price per share due to the failure of a broker-dealer to place or pay for the order in a timely fashion. Any such disputes must be settled between you and your broker-dealer.
The Fund reserves the right to refuse any purchase order, without prior notice. We will not accept purchases into an account after we have been notified that the account owner is deceased in the absence of proof that the purchases are lawful. The Fund is not responsible for losses stemming from delays in executing transactions that are caused by instructions not being in good order.
Paying For Your Order
Payment must be provided with the appropriate application to open a new account. Payment for other types of transactions is due within three (3) Business Days of placing an order or the trade may be cancelled. (In such event, you will be liable for any loss resulting from the cancellation.) To avoid cancellation of your order, you may open a money market fund account and use it to pay for subsequent purchases. Generally, an investment into a Fund account will be made from a bank account controlled by the same person. When this is not the case, we reserve the right to require additional information about the relationship of the payer to the account owner, the purpose of the account, source of funds, and such other information to conclude that the account is being used for a lawful purpose before the investment will be made. In addition, we may require identifying information about the payer on the check.
Purchases made pursuant to our Automatic Investment Programs are processed as follows:
•	Money Line investments are processed on the date you select on your application (or the Business Day following a weekend or other day that either we or the banking system is closed); and
•	Automatic Payroll Investments are processed on the date that we receive funds from your employer.
We accept the following forms of payment in U.S. funds:
•	Checks drawn on U.S. banks (including subsidiaries of U.S. banks) payable to FIC or the Fund;
•	Money Line and Automatic Payroll Investment electronic funds transfers;
•	Federal Funds wire transfers;
•	ACH transfers; and
•	Proceeds from a redemption of your money market fund account (for orders placed by your representative or broker-dealer).
We do not accept:
•	Third Party Checks;
•	Traveler’s Checks;
•	Checks drawn on foreign banks;
•	Cash;
•	Post Dated Personal Checks;
•	Starter Checks (checks without a pre-printed customer name) or Second Party Checks except from financial institutions and customers who have active Fund accounts which have been in existence for at least three (3) months; or
•	Money Orders (bank money orders are an acceptable form of payment when they are received from another financial institution for rollovers that ADM either initiates or has received notice about and has investment instructions).
By Check
You can send us a check for purchases under $1,000,000. If you are opening a new Fund account, your check must meet the Fund minimum. When making purchases to an existing account, include your Fund account number on your check. Generally, investments of $1,000,000 or more must be made via Federal Funds wire transfer, unless we are contacted in advance and agree to waive this requirement. We also reserve the right to waive this requirement for checks received directly from another financial institution made payable to First Investors Corporation or the Funds.
By Money Line
With our Money Line program, you can invest in the Fund account with as little as $50 a month or $600 each year by transferring funds electronically from your bank account. You can invest up to $25,000 a month per fund account through Money Line.
You select the investment amount and frequency that is best for you (bi-weekly, semi-monthly, monthly, quarterly, semi-annually or annually).
The Money Line investment date you select is the date on which shares will be purchased. If the investment date falls on a weekend or other day that either we or the banking system is closed, shares will be purchased on the next Business Day. The proceeds must be available in your bank account two (2) Business Days prior to the investment date.
How To Apply for Money Line:
1.  Complete the Electronic Funds Transfer (“EFT”) section of an application. In the case of individual accounts, the signature of the bank account owner(s) is (are) not required as long as the customer who signs the application owns (individually or jointly) the bank account. For a joint account, where one owner is also an individual or joint owner of the bank account, only the signature of that owner is required for the bank account authorization. In cases where that bank account owner is a third party, all bank account and mutual fund owners’ signatures will be required and all signatures must be guaranteed. To establish Money Line for an entity account, the required number of Authorized Individuals as indicated in the entity’s authorizing documents must sign the application and have their signatures guaranteed. Generally, Money Line will only be established for an entity when both the mutual fund and the bank accounts have identical owners except for a sole proprietorship or revocable trust account where the grantor and the trustee are the same person. (Please allow at least ten (10) Business Days for initial processing.)
2.  Complete the Money Line section of the application to specify the amount, frequency and beginning date of the investments.
3.  Submit the paperwork to your registered representative or to the Fund’s transfer agent as described under “How to Contact the Fund Directly Through its Transfer Agent”.
4.  Certain customers with existing bank information on file with the Fund’s transfer agent may contact the transfer agent to authenticate Money Line instructions.
How To Change Money Line:
To change investment amounts, reallocate or cancel Money Line, you must notify us at least five (5) Business Days prior to the investment date.
You may write or telephone us to:
•	Discontinue your Money Line service;
•	Decrease the payment to the minimum amount of $50 per month; and
•	Change the date or frequency of the Money Line payment without increasing the total dollar amount.
Provided that you have telephone privileges, you may telephone us to:
•	Reallocate Money Line to a new or existing account with the same registration; and
•	Increase your total Money Line payment by a maximum of $36,000 per customer per 12 month period using any frequency provided the bank account and Fund account registrations are identical or by a maximum of $5,000 per customer per 12 month period if the bank account is owned or controlled by any one of the Fund account owners. Money Line may not be increased by telephone if the bank account is not owned or controlled by one of the Fund account owners. A signature guaranteed request signed by the Fund account owners and bank account owner(s) is required.
For all other changes, you must submit a signature guaranteed written request to Administrative Data Management Corp (“ADM”). To change from one bank to another or change your bank account number you must also complete and return a new Money Line application. Allow at least ten (10) Business Days for the change to become effective.
Money Line service will be cancelled upon notification that all fund account owners are deceased or if your account is coded “Do Not Mail”, as explained in this Statement of Additional Information under the heading “Missing or Incorrect TINs and Returned Mail”. We reserve the right to liquidate your account upon sixty (60) days notice if you cancel the Money Line prior to meeting the minimum initial investment of the fund.
By Automatic Payroll Investment
With our Automatic Payroll Investment (“API”) service you can systematically purchase shares by payroll deduction with as little as $50 a month or $600 each year. To participate, your employer must offer direct deposit and permit you to electronically transfer a portion of your salary to your account. Contact your company payroll department to authorize the payroll deductions. If not available, you may consider our Money Line program.
Shares purchased through API are purchased on the day the electronic transfer is received by the Fund.
How To Apply for API:
1.	Complete an API Application.
2.	Complete an API Authorization Form.
3.	Complete the government’s Direct Deposit Sign-up Form if you are receiving a government payment.

4.	Submit the paperwork to your registered representative or to the Fund’s transfer agent as described under “How to Contact the Fund Directly Through its Transfer Agent”.
If you have telephone privileges on your account, you can call the Fund directly to change the investment allocations in your API.
By Federal Funds Wire Transfer
You may purchase shares via a Federal Funds wire transfer from your bank account into your existing Fund account. Generally, investments of $1,000,000 or more must be purchased by a Federal Funds wire unless we agree in advance to waive this requirement. We also reserve the right to waive this requirement for checks received directly from another financial institution made payable to First Investors Corporation or the Funds. Each incoming Federal Funds wire transfer initiated outside the U.S. will be subject to a $20 fee.
To wire funds to an existing Fund account, you must call 1 (800) 423-4026 and provide us with the Federal Funds wire reference number, amount of the wire, and the existing account number(s) to be credited. To receive credit for the wire on the same day as it is received, the above information must be given to us beforehand and we must receive the wire by:
•	12:00 p.m. Eastern Time for our money market fund; and
•	The close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) for all the other funds.
If we receive a wire and you have not given us proper notification beforehand, your purchase will not occur until we receive all the required information.
By Systematic Investments From Your Money Market Fund
You can invest systematically from your money market fund into shares of another Fund account by completing a Cash Management Fund Payment Form. Your money market fund shares will generally be redeemed on the same day as the purchase of the other Fund account. When you are investing into a new Fund account, you must invest at least $600 a year. The Systematic Investments may be made on a monthly, quarterly, semi-annual, or annual basis. Systematic Investments are suspended upon notification that all account owners are deceased. Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent’s legal representative.
By Systematic Withdrawal Plan Payment Investments
You can invest Systematic Withdrawal Plan payments from one fund account into shares of another Fund account in the same class of shares for the same Customer Account. In such case, payments are invested without a sales charge (except for payments attributable to Class A shares subject to a CDSC that are being invested into the First Investors Cash Management Fund).
•	You must invest at least $600 a year when investing into a new fund account; and
•	You can invest on a monthly, quarterly, semi-annual, or annual basis.
Systematic Withdrawal Plan payment investments are suspended upon notification that all account owners are deceased. Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent’s legal representative.
By Investments Through Certain Retirement Plans
With our Electronic Payroll Investing Center (“EPIC”), certain retirement plans can automatically purchase shares. To participate, the employer or Third Party Administer (“TPA”) must subscribe to the EPIC service permitting the electronic transfer of money from the employer’s or TPA’s bank to fund the contribution. By subscribing to EPIC, your employer or its TPA authorizes certain individuals to access and/or use EPIC on its behalf. Shares purchased through EPIC are purchased on the day the electronic transfer is received by the Fund. In addition, certain retirement plans, employers and third party administrators receive information regarding your accounts through EPIC. Contact your company payroll department to authorize the payroll deductions.

Additional Information on How To Sell Shares.
You can sell your Fund shares on any Business Day. In the mutual fund industry, a sale is referred to as a “redemption.” The various ways you can redeem your shares are discussed below. If your shares are held in an omnibus account with a broker-dealer or through a retirement plan platform, these procedures are not applicable. You can only redeem such shares through your broker-dealer or retirement plan platform provider. Please consult with your broker-dealer or retirement plan platform provider for their requirements. Your redemption order will be processed at that day’s price (less any applicable CDSC) provided that it is received in good order in our Edison, NJ office by the close of regular trading on the NYSE, or by our Fund/SERV deadline for orders that are submitted via the Fund/SERV system. It is your broker-dealer’s or retirement plan platform provider’s responsibility to promptly transmit orders to us. Special rules also apply to redemptions from qualified group retirement accounts; we generally can only accept redemption instructions from the plan trustee or administrator. Please consult your plan trustee or administrator for its procedures.
Payment of redemption proceeds generally will be made within seven (7) days of receipt of your order. If the shares being redeemed were recently purchased by check or electronic funds transfer, payment may be delayed to verify that the check or electronic funds transfer has been honored, which may take up to fifteen (15) days from the date of purchase. If your check is returned to us unpaid and it is redeposited, it may take another fifteen (15) days to verify that it has cleared. Shareholders may not redeem shares by electronic funds transfer unless the shares have been owned for at least twelve (12) days. We reserve the right to reject any redemption order to make a check payable to a third party.
Redemptions of shares are not subject to the above verification periods if the shares were purchased via:
•	Automatic Payroll Investment;
•	FIC registered representative payroll checks;
•	Checks issued by First Investors Life Insurance Company, FIC or ADM;
•	Checks issued through FIC’s General Securities Unit; or
•	Federal Funds wire payments.
For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to redeem shares unless they are already on file.
If the amount of your redemption request exceeds the value of your account, your entire account will be redeemed.
Written Redemptions
A written redemption request will be processed when received in our Edison, NJ office provided it is in good order.
If we receive your written redemption request in good order in our Edison, NJ office by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive that day’s price (less any applicable CDSC) for your shares.
If your redemption request is not in good order or information is missing, we will seek additional information and process the redemption on the Business Day we receive such information.
To be considered in good order written requests must include:
1.	The name of the Fund;
2.	Your account number;
3.	The dollar amount, number of shares or percentage of the account you want to redeem;
4.	Share certificates (if they were issued to you);
5.	The requisite signatures of the account owner(s) or authorized person(s) in accordance with our policies;
6.	Signature guarantees, if required;
7.	Appropriate distribution form or other applicable document(s) for retirement accounts and ESAs; and
8.	Other supporting documentation, as required.

If we are being asked to redeem a retirement account and transfer the proceeds to another financial institution, we may also require a Letter of Acceptance from the successor custodian and for a redemption from a 403(b)(7) or 457(b) account we may require the signature of your employer or TPA before we effect the redemption. The transfer agent may, in its discretion, waive certain requirements for redemptions.
For your protection, the Fund reserves the right to require additional supporting legal documentation, to require all paperwork to be dated within sixty (60) days, and to make checks payable only to the account owner(s) or a financial institution for the benefit of the account owner(s), or in the event of his/her death, to the estate or named beneficiaries.
Telephone Redemptions and Other Instructions
You may make redemptions over the phone by calling our Special Services Department at 1 (800) 342-6221 or other designated number from 9:00 a.m. to 5:00 p.m. Eastern Time (orders received after the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time, are processed the following Business Day) on any Business Day provided:
1.	Telephone privileges are available for your account registration and you have not declined them;
2.	You do not hold share certificates (issued shares);
3.	The redemption is (a) made payable to the registered owner(s) and mailed to the address of record (which cannot have been changed within the past thirty (30) days without a signature guaranteed request signed by all owners) or, (b) electronically transferred by ACH to a pre-designated bank account or, (c) transferred via Federal Funds wire to a pre-designated bank account from the Cash Management Fund;
4.	The redemption amount when combined with all other telephone redemptions from the same fund account made on the same day is $100,000 or less; and
5.	The redemption amount, when combined with all other telephone redemptions from the same fund account, made within the previous thirty (30) days does not exceed $200,000.
As long as you have telephone privileges, you can also change the amount of your Systematic Withdrawal payment on non-retirement accounts and certain retirement accounts, and authorize certain fees to be deducted from your account on certain account registrations.
Electronic Funds Transfer Redemptions
Electronic Funds Transfer (“EFT”) redemptions allow you to redeem shares and electronically transfer proceeds to a pre-designated bank account.
You must enroll in the Electronic Funds Transfer service before using the privilege (see “Money Line”). To establish EFT redemptions, all owners must sign the application.
For a joint account, where one owner is also an individual or joint owner of the bank account, only the signature of that owner is required for the bank account authorization. In cases where the bank account owner is a third party, all bank and mutual fund account owners’ signatures will be required and all signatures must be guaranteed. To establish EFT redemptions for an entity account, the required number of Authorized Individuals as indicated in the entity’s authorizing documents must sign the application and have their signatures guaranteed. EFT redemption privileges will only be established for an entity (except for a sole proprietorship), trust (except for a revocable trust where the grantor and the trustee are the same person), or UGMA/UTMA account when both the mutual fund and the bank accounts have identical owners. Please allow at least ten (10) Business Days for initial processing. We will send any proceeds during the processing period by check to your address of record. You may send written instructions to ADM to request an EFT redemption of shares which have been held at least twelve (12) days. If ADM is notified that a customer’s EFT was further electronically transferred via ACH to and/or from a bank located outside of the territorial United States, the customer’s EFT privilege will be cancelled.
Each EFT redemption:
1.	Must be electronically transferred to your pre-designated bank account; and
2.	Cannot exceed $250,000 per customer per day.
If your redemption does not qualify for an EFT redemption, your redemption proceeds will be mailed to your address of record.

The Electronic Funds Transfer service may also be used to purchase shares (see “Money Line”) and transfer systematic withdrawal payments (see “Systematic Withdrawal”) and both dividend and capital gain distributions to a bank account.
Systematic Withdrawals
Our Systematic Withdrawal Plan allows you to redeem a specific dollar amount, number of shares, or percentage from your account on a regular basis. We reserve the right to only send your payments to a U.S. address. They can be mailed to you or a pre-authorized payee by check or transferred to your bank account electronically (if you have enrolled in the EFT service).
You can receive payments on a monthly, quarterly, semi-annual, or annual basis. Your account must have a value of at least $5,000 in non-certificated shares (“unissued shares”). The $5,000 minimum account balance is waived for required minimum distributions from retirement plan accounts, payments to First Investors Life Insurance Company, and systematic investments into another eligible fund account. The minimum Systematic Withdrawal Plan payment is $50 (waived for Required Minimum Distributions on retirement accounts or FIL premium payments).
We reserve the right to limit the number of systematic withdrawals that may be established on any one account. Upon receipt of a systematic withdrawal request we will reinvest dividend and capital gain distributions previously paid in cash, unless we are notified otherwise at the time of request.
Systematic withdrawals in excess of the dividends and other distributions paid by the Fund will reduce and possibly exhaust your invested principal, especially in the event of a market decline. You should not assume that the value of your Fund shares will appreciate enough to cover withdrawals. Systematic payments are not eligible for the reinstatement privilege.
You should avoid making investments in a fund at the same time that you are taking systematic withdrawals from that fund, unless your investments can be made without paying a sales charge. Buying shares of a fund during the same period as you are selling shares of that fund may not be advantageous to you because you will be incurring additional sales charges and may also be required to defer the deduction of any capital losses on disposition of the shares for federal income tax purposes because of “wash sale” rules. See Appendix A – Tax Information.
If you own shares that are subject to a CDSC, you may establish a Systematic Withdrawal Plan and redeem up to 8% of the value of your account annually without paying a CDSC. If you own shares that are subject to a CDSC in a retirement account and if your Required Minimum Distribution exceeds the 8% limit, the applicable CDSC will be charged if the additional shares were held less than three (3) years.
In-Kind Redemptions
The Income Funds, which includes the Fund, have reserved the right to make in-kind redemptions.
Additional Information on How To Use Our Free Exchange Privilege.
Subject to the conditions listed below, you have the right to exchange Class A or Class B shares of any fund on which a sales charge is applicable (“load fund”) for the shares of the same class of any other load fund for the same Customer Account without incurring an additional sales charge. Subject to the conditions listed below, Advisor Class shares may be exchanged into any other fund in which Advisor Class shares are available and Institutional Class shares may be exchanged into any other Fund in which Institutional Class shares are available. This right, which is called a free exchange privilege, gives you the flexibility to change investments as your goals change (provided that the new fund is available for sale in your state). However, since an exchange of fund shares is treated as a redemption of your current fund shares and a purchase of shares of the new fund, it may (except in the case of an exchange from the Cash Management Fund) result in recognition of a taxable gain or loss. Read the prospectus of the fund you are purchasing carefully before you exchange into it.
Exchange orders are processed when we receive them in good order in our Edison, NJ office. Exchange orders received in good order prior to the close of trading on the NYSE will be processed at that day’s prices.
If you place an exchange order with your representative by the close of regular trading on the NYSE, it will be processed at that day’s price for each fund provided that your order is received by our Edison, NJ office by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), or by our Fund/SERV deadline for orders that are submitted via the Fund/SERV system.
Exchanges From a Money Market Fund
You can also exchange Class A money market fund shares for another fund under your Customer Account without incurring a sales charge if the shares were acquired via an exchange from a load fund under your Customer Account. The dividends earned on those shares are also eligible for the free exchange privilege. To the extent that shares are redeemed from the money market fund, the free exchange privilege is no longer available with respect to those shares. If a customer is eligible for both the free exchange privilege and reinstatement at NAV, the free exchange privilege will be used first followed by the reinstatement privilege. The amount available for the free exchange privilege will be reduced by any amount invested into a load fund under your Customer Account that receives a sales charge waiver due to the reinstatement or free exchange privileges.
Systematic Exchanges
You can systematically exchange eligible shares from one of your Fund accounts to another Fund account owned by the customer within the same class of shares at net asset value.
Other Exchange Conditions
There are a number of conditions on the free exchange privilege:
1.	The funds reserve the right to reject any exchange, without prior notice, if they believe that it is part of a market timing strategy or a pattern of excessive trading. In the event that an exchange is rejected, neither the redemption nor the purchase side of the exchange will be processed.
2.	You may not exchange shares into a different fund if your account has been restricted pursuant to our USA PATRIOT Act policies.
3.	You may only exchange shares within the same class.
4.	Exchanges can only be made between accounts that are owned by the same customer and registered under the same customer number.
5.	You may exchange to another fund account provided that both the source and the receiving accounts meet the fund minimum after the exchange. This requirement is waived if you are requesting a full exchange to eliminate a low balance account.
6.	The fund you are exchanging into must be eligible for sale in your state.
7.	If your request does not clearly indicate the amount to be exchanged or the accounts involved, no shares will be exchanged.
8.	If you exchange shares to a new fund account, the dividend and capital gain options will apply to the new fund account as well as the original account if it remains open. If you exchange shares into an existing fund account, the dividend and capital gain options on the existing fund account will remain in effect.
9.	If you request an exchange from an account with shares that are subject to a CDSC to another fund account the CDSC and the holding period used to calculate the CDSC will carry over to the acquired shares with one exception. If you exchange from a Class A load fund account with shares that are subject to a CDSC to a Class A money market fund account, shares acquired through dividend or capital gains distributions and shares that are not subject to a CDSC will be exchanged before shares that are subject to a CDSC. Shares that are subject to a CDSC will be exchanged into a separate money market account and the CDSC will carry over; however the holding period will be tolled and the CDSC will not be charged unless you redeem from the money market fund. For all other exchanges from an account with shares subject to a CDSC, the receiving account will be credited with shares that are not subject to a CDSC and shares at each CDSC level in proportion to the exchange from the source account.
10.	If your exchange request is not in good order or information is missing, the Transfer Agent will seek additional information and process the exchange on the day it receives such information.
11.	If your exchange is from an account with automatic investments or systematic withdrawals, you must let us know if your automatic investments or systematic withdrawals are to remain with the original fund or the fund you are exchanging into (“receiving fund”) or if you want the automatic investments or withdrawals terminated.

Without specific instructions, we will amend account privileges as outlined below:
	Exchange All Shares to ONE Fund Account	Exchange All Shares to MULTIPLE Funds	Exchange a Portion of Shares to ONE or MULTIPLE Funds
Money Line (ML)	ML moves to Receiving fund	ML stays with Original fund	ML stays with Original fund
Automatic Payroll Investment (API)	API moves to Receiving fund	API is allocated equally to Receiving funds	API stays with Original fund
Systematic Withdrawals (SWP) (includes RMDs)	SWP moves to Receiving fund	SWP is allocated proportionally to Receiving funds	SWP stays with Original fund
Automated Retirement Account Contributions*	$ moves to Receiving fund	$ stays with Original fund	$ stays with Original fund
* Contributions remitted by the employer for certain retirement accounts.
Telephone Exchanges
Provided you have telephone privileges on your account, you may make exchanges over the phone by calling Special Services at 1 (800) 342-6221 from 9:00 a.m. to 5:00 p.m., Eastern Time. Orders received after the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), are processed the following Business Day.
You may exchange shares of any eligible fund (1) within any participant directed IRA, 403(b)(7) or 457(b) accounts, (2) from an individually registered non-retirement account to an IRA registered to the same owner (provided an IRA application is on file) and vice versa, except in circumstances where documentation is required by applicable regulations; (3) within money purchase pension plans and profit sharing plans, if a First Investors Qualified Retirement Plan Application is on file. Certificate shares cannot be exchanged by phone and for trusts, estates, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file.
Written Exchanges
Written instructions are acceptable for any exchange.
1.	Include the requisite signatures of the account owner(s) or authorized person(s) in accordance with our policies as set forth in “Specific Account Requirements”.
2.	Include the name and account number of your fund.
3.	Indicate either the dollar amount, number of shares or percent of the source account you want to exchange.
4.	Specify the existing account number or the name of the new fund you want to exchange into.
5.	Include any outstanding share certificates for shares you want to exchange. A signature guarantee is required.
6.	For trusts, estates, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file.
Additional Information About Sales Charge Discounts and Waivers.
The following sales charge discounts and waivers are also available:
1.	Class A shares may be purchased without a sales charge by a special fund account created in connection with the early termination of a First Investors single payment or periodic payment plan by the plan sponsor using its power to modify the terms of the plan. This privilege applies to purchases until the earlier of the expiration of the original plan period or the completion of all payments up to the face amount of the original plan. The privilege also applies to the amount of any partial withdrawal outstanding at the time of the termination of the plan. This privilege will terminate if the shareholder terminates the special fund account for any reason, including transfer of ownership, full redemption or exchange into another fund. Special fund accounts may only be serviced by FIC as broker-dealer.
2.	Unitholders of various series of New York Insured Municipal-Income Trust sponsored by Van Kampen Merrit, Inc., unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc., and Municipal Insured National Trust may buy Class A shares of a fund with unit distributions at the net asset value plus a sales charge of 1.5%. Unitholders of various tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merrit Inc. may buy Class A shares of a fund with unit distributions at the net asset value plus a sales charge of 1%.
3.	If you own Class A shares of Fund For Income that are attributable to your investment in the Executive Investors High Yield Fund and you have owned these shares continuously since March 13, 2000, or if you have continuously owned Class A shares of the Tax Exempt Opportunities Fund since December 17, 2000, you are entitled to the following special sales charge rate on additional investments in those funds: a sales charge (expressed as a percentage of offering price) of 4.75% on investments less than $100,000; 3.90% on investments of $100,000-$249,999; 2.90% on investments of $250,000-$499,999; and 2.40% on investments of $500,000-$999,999.
4.	Participants in 403(b), 401(a), 401(k) and/or 457(b) omnibus accounts whose sponsors or providers have made special arrangements to offer our Class A shares to their participants on a load-waived basis, may purchase Class A shares without a front-end sales charge.
5.	The sales charge is waived when Class A share systematic withdrawal plan payments from one customer account are automatically invested into Class A shares of a different customer account if the systematic payments between the two accounts were authorized to be made without a sales charge pursuant to an arrangement that existed prior to October 3, 2005.
6.	Participants who were in the City of Torrington Board of Education Retirement Savings Plan as of June 30, 2014 and who were transferred to The Torrington Public Schools 403(b) Retirement Plan as of July 1, 2014 may purchase Class A shares without a front-end sales charge.
The following is additional information about our ROA and SOI policies:
1.	For purposes of shareholders who invest through a broker-dealer, your mailing address of record with your broker-dealer is considered your address of record for ROA purposes.
2.	Accounts maintained for the same customer with different broker-dealers of record and/or different mailing addresses will not be combined for discount purposes and will be recorded under separate customer account numbers.
3.	If you receive mail in an apartment, office, or similar multi-tenant building, your mailing address of record for discount purposes includes your individual unit numbers or designations. Thus, the accounts of shareholders who receive mail in different apartments, office suites, or units within the same building will not be combined for discount purposes.
4.	An SOI will be considered completed if any shareowner who is a party to the SOI dies within the SOI 13 month period.
5.	Participants in 403(b) plans who invest in the funds through a First Investors individual custodial account are treated as individuals for purposes of the funds’ ROA, SOI, and sales charge waiver and discount policies.
6.	Investments in 401(k) plans and other qualified group retirement plans are not considered for purposes of any individual participant’s ROA or SOI privileges.
7.	By agreement with us, a sponsor of a governmental retirement plan described in Section 457(b) of the Code (“Eligible 457(b) plan”) may elect for the plan not to be treated as a qualified group retirement plan for purposes of our ROA, SOI, and sales charge waiver and discount policies. Under such an agreement, we will establish a separate Customer account for each Eligible 457(b) plan participant who invests in the funds, register the account under the participant’s address of record, and treat such account as if it were an individual account. Thus, each Eligible 457(b) plan participant will pay the same sales charge on investments in the funds through the plan that he or she would pay if the investments had been made in the participant’s individual account.
Additional Information About Our Signature Guarantee Policies.
In addition to the circumstances listed in the prospectus, the funds require signature guarantees for the following:
1.	When shares are transferred to a new owner.
2.	When certificated (issued) shares are redeemed, exchanged or transferred.
3.	To establish any EFT service or to amend banking information on an existing EFT service.*
4.	For Money Line increases in excess of the amounts permitted by telephone.*
5.	To establish the Expedited Redemption Privilege or amend banking information on an existing Expedited Redemption Privilege. *
6.	If multiple account owners of one account give inconsistent instructions.

7.	When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established prior to the transaction request.
8.	When an address is updated on an account which has been coded “Do Not Mail” because mail has been returned as undeliverable. A mailing address and residential address must be provided.*
9.	For draft check orders when the address has changed within thirty (30) days of the request.*
10.	For any other instance whereby a fund or its transfer agent deems it necessary as a matter of prudence.
* For items 3, 4, 5, 8 and 9 a Signature Validation Program stamp will be accepted from any member of the Securities Transfer Agent Medallion Signature Program (“STAMP”) in lieu of a medallion signature guarantee.
We reserve the right (but have no obligation) to require that instructions for any other transactions be in writing, signed by all owners, and signature guaranteed.
The funds will accept a signature guarantee from their principal underwriter, FIC, or any eligible guarantor institution (including any bank, savings association, credit union, exchange, or broker firm) that is a member of the Securities Transfer Agents Medallion Program (“STAMP”), the New York Exchange Medallion Signature Program (“MSP”), or the Stock Exchanges Medallion Program (“SEMP”). The surety bond coverage amount of the guarantee must equal or exceed the amount of the transaction or transactions that are being authorized. If more than one signature is required, each signature must be signature guaranteed. The funds will not accept a signature guarantee that has been amended or limited in any way. Please note that a notary public stamp or seal is not an acceptable substitute for a signature guarantee.
The signature guarantee requirements do not apply to transactions or instructions that are communicated to the funds through NSCC Fund/SERV, Networking or via telephone by broker-dealers or other financial institutions that have entered into a Fund/SERV or Networking Agreement with the funds or the funds’ agent. Broker-dealers and other institutions that process transactions through Fund/SERV or Networking are responsible for obtaining the permission of their clients to process such transactions and for ensuring that such transactions are processed properly. The funds do not have any responsibility for obtaining any documentation from such financial institutions to demonstrate that their clients have authorized the transactions or instructions.
The signature guarantee policies of the funds may be amended at any time without prior notice.
Additional Information About Dividends and Other Distributions.
We automatically reinvest dividends and/or capital gain distributions in additional fund shares unless otherwise instructed. We reserve the right to send dividends and capital gain distributions that are remitted by check to a U.S. address only. Dividends and/or capital gain distributions may be sent via EFT provided this option is either selected for both dividend and capital gain distributions or this option is selected for one and the other is reinvested into the same fund account. Upon notification that all account owners are deceased, all distributions will be automatically reinvested; any distribution cross-investment plan or systematic withdrawal plan will be discontinued. Dividends and capital gain distributions of less than $10 are automatically reinvested.
Except as noted below, for funds that declare daily dividends, shares start earning dividends on the first Business Day following the day of purchase. Shares continue to earn dividends until, but not including, the next Business Day following the day of redemption.
Information Regarding Cost Basis Reporting
Your redemption or exchange of non-retirement Fund shares (except shares held in an Education Savings Account (ESA) or shares held in the Cash Management Fund) is considered a reportable taxable event for you. Your gain or loss depends upon your cost basis in the shares. Effective January 1, 2012, cost basis information for the redemption or exchange of certain shares must be reported directly to the IRS on Form 1099-B. Please be aware that the cost basis information reported on Form 1099-B may not reflect additional adjustments that you are required to make when filing your tax return.
Generally, shares purchased on or after January 1, 2012, in most non-retirement accounts, including shares purchased through dividend reinvestment, are subject to cost basis reporting requirements. Shares purchased on or before December 31, 2011 are not subject to these reporting requirements. For the purpose of the new cost basis reporting requirements, for those accounts in which the Fund is responsible to report redemptions of shares on Form 1099-B, we will deem shares held in your non-retirement account to be held in two separate accounts: one consisting of shares purchased on or before December 31, 2011, and any shares for which we do not have accurate cost basis information (“Non-covered Shares”) and one consisting of shares purchased on or after January 1, 2012 for which we have accurate cost basis information (“Covered Shares”).
When redeeming or exchanging Covered Shares, you have the option to identify in writing which Covered Shares will be redeemed or exchanged from your account. You need to specify the account or accounts when making this request, since each account that you own is treated separately. Absent written instructions from you, Covered Shares will be redeemed or exchanged using the Funds’ Default Cost Basis Method, described below. Your cost basis method election must be received by ADM, the Funds’ transfer agent, prior to, or at the time of, your redemption or exchange request.
Using the Funds’ Default Cost Basis Method, we will generally redeem all “Non-covered Shares” first and will not report cost basis information for these shares to the IRS on Form 1099-B. After redeeming all “Non-covered Shares”, “Covered Shares” will be redeemed next and the cost basis information for Covered Shares will be reported to the IRS on Form 1099-B using the Average Cost method, which means they will be redeemed in a first-in first-out order using the calculated average basis of all Covered Shares. Once Covered Shares are redeemed in an account using the Average Cost method, any change in your basis will only be made prospectively.
Unless otherwise instructed, all redemptions and exchanges from an account will be processed using the Funds’ Default Cost Basis Method. This includes automated redemptions that may take place in your account, such as systematic withdrawals and redemptions to pay certain fees.
In the case of a redemption of Class B shares, they will continue to age and convert into Class A shares in accordance with the schedule set forth in the prospectus, even if the shareholder selects specific shares for purposes of basis reporting. In other words, the Funds will maintain two sets of records. First, the Funds will maintain a record that shows the Class B shares that you have purchased for purposes of aging, computation of any CDSC that may be applicable to redemptions, and conversion into Class A shares. This record will not be affected by whether your redemptions are reported to the IRS under the Funds’ default cost basis reporting system or in accordance with your selection of specific shares for cost basis reporting. Second, the Funds will maintain a record of the shares that you have purchased and redeemed for basis reporting purposes. This record may be different than the aging system record.
If you would like to select a cost basis method other than the Funds’ Default Cost Basis Method, you may contact your broker or ADM directly at 1 (800) 423-4026 to obtain the necessary form for completion. Upon receipt of the completed form, we will code your cost basis method that you selected on your account for future transactions.
The Funds do not recommend any particular method of determining cost basis. We urge you to consult with your qualified tax adviser regarding cost basis before you redeem “Covered Shares”. Neither First Investors nor its affiliates can give you tax or legal advice regarding cost basis. The cost basis method that is best for you depends upon your particular tax situation.
Share Certificates
We no longer issue share certificates. If a previously issued certificate is lost, stolen, or damaged, you may be charged a replacement fee of the greater of 2% of the current value of the certificated shares or $35.
In addition, certificated shares cannot be redeemed, exchanged, or transferred until the certificates are returned with your transaction request.
Name Changes
A name change may occur due to marriage, divorce, adoption or other reason. To change your name, use our Name Change/Correction Form or send a letter of instruction with your signature guaranteed, along with a copy of your marriage certificate, divorce decree or court order that confirms the name change. In lieu of using the Name Change/Correction Form or letter of instruction signature guaranteed, you may send us a certified copy of the document and a letter of instruction. A MAA or an application for non-affiliated broker-dealers is also required if one is not already on file.

Transferring Ownership of Shares
A transfer is a change of share ownership from one customer to another. Unlike an exchange, transfers occur within the same fund. You can transfer your shares at any time; however, we will only transfer the ownership to a new fund account which has a U.S. address and whose owner meets all other requirements to establish an account including the eligibility to own the particular class of shares being transferred. All transfers into a new account must meet the minimum initial investment requirements of the particular class of shares of the fund after the transfer of shares is completed. The fund minimum is waived for a full transfer due to death if the shares are transferred to the surviving joint owner and for a full transfer of a UTMA or UGMA to a successor custodian for the benefit of the same minor or to the minor upon reaching the age at which custodianship ends.
To transfer shares to a new owner, you must submit a transfer form with:
•	Your account number;
•	Dollar amount, percentage, or number of shares to be transferred;
•	Existing account number receiving the shares (if any);
•	The name, U.S. street address, date of birth, citizenship status, TIN and such other information as may be required by law of each customer receiving the shares; and
•	The original signature of each account owner requesting the transfer with signature guarantee(s).
We will require the transferee to: complete the appropriate application to establish an account; provide the required customer identification program information under the USA PATRIOT Act; and supply any other required information.
Depending upon your account registration, additional documentation may be required to transfer shares. Money Lines, APIs, draft checks and systematic withdrawal plans do not carry over when an account is transferred. In addition, neither the reinstatement privilege, nor any applicable free exchange privilege on money market shares, is transferred to a new owner. If you are submitting multiple requests, you must specify the order in which the transactions are to be processed or none of the requests will be honored. Shares that have been transferred into an account must be held for at least one day before the shares may be exchanged for a different Fund; the new owner must sign the exchange request. You may wish to consult your tax adviser to discuss the different tax implications. Transfers due to the death of a shareholder require additional documentation. The Fund’s transfer agent, in its discretion, may waive certain stated requirements for transfers.
A transfer is a change of ownership and may trigger a taxable event. You should consult your qualified tax adviser before initiating a transfer. The Fund’s transfer agent and the distributor may refuse any exchange or transfer order that is not in “good order” in accordance with our policies and are not obligated to provide any prior notice before doing so.
Because the funds are sold only through broker-dealers, if you receive shares via a transfer and you do not appoint a broker-dealer on your account application, FIC will not be responsible for the suitability of any exchange and there will be restrictions on your account. In particular, you will not be able to make additional investments in the funds. Because you do not have a broker-dealer assigned to your account, we will only accept instructions directly from you to either redeem shares or to exchange shares you currently own into another fund. You will be permitted to exchange your shares in one fund into any other fund that is available to you under the exchange privileges of the funds, to reinvest dividends or distributions and to redeem fund shares in accordance with the policies and procedures of the funds. However, you will be solely responsible for any decision to hold, exchange, reinvest or redeem shares in your account. We will accept instructions from you in written, oral or such other form as we may permit; these instructions must be communicated directly to the transfer agent (see “How to Contact the Fund Directly Through Its Transfer Agent” below). If you want more information on these policies, or if you decide that you do want to receive investment advice concerning your investments in the Funds, please call the transfer agent at 1 (800) 423-4026. The transfer agent will provide you with additional information or help you to complete the necessary paperwork to establish an account and assist you in obtaining a representative.
Missing or Incorrect TINs and Returned Mail
If you fail to give us a TIN or you provide us with an incorrect TIN:
1.	We reserve the right to close your account; and
2.	If we are charged a penalty by the IRS, we may debit your account for the penalties imposed plus a processing charge.

If mail is returned to a Fund or an affiliated company of the Fund’s Adviser marked undeliverable by the U.S. Postal Service with no forwarding address after two (2) consecutive mailings, and the Fund or an affiliated company of the Fund’s adviser are unable to obtain a current shareholder address, the account status will be changed to “Do Not Mail” to discontinue future mailings and prevent unauthorized persons from obtaining account information. Telephone privileges, certain automated investments and automated withdrawals will also be discontinued. If mail is returned to us from the U.S. Post Office with an updated address, we will update your account(s) on our records with the address given by the Post Office. We reserve the right to update your address without obtaining your signature guaranteed instructions based on the address provided by one of our affiliates or a consumer reporting agency. We will confirm the address change to both the new and old address.
You can remove the “Do Not Mail” status on your account by submitting written instructions including your current address signed by all shareholders with a signature guarantee. Additional requirements may apply for certain accounts.
Returned checks and other distributions will be voided when an account’s status has been changed to “Do Not Mail”. No interest will be paid on any outstanding checks or checks which have been voided or stopped. All future dividends and other distributions will be reinvested in additional shares, and additional systematic withdrawals and money line purchases will be stopped until new instructions are provided. If no activity occurs in your account within a period of time specified by applicable state law and/or we have not been able to contact you at the address of record listed on your account, your fund shares and outstanding dividend and distribution checks may be turned over to the applicable state in accordance with state laws governing abandoned property.
Prior to turning over assets to your state, the fund will seek to obtain a current shareholder address in accordance with the SEC rules. A search company or consumer reporting agency may be employed to locate a current address. The fund may deduct the costs associated with the search from your account.
Summary of FIC’s Privacy Policy
Your privacy is important to us. We obtain personal information about you for the purposes of processing securities transactions in accordance with your instructions, servicing your accounts, and satisfying legal and regulatory requirements. The personal information we typically obtain includes your name, address, age, social security number, financial resources, investment objectives, and other personal or financial information.
We maintain physical, electronic and procedural safeguards to protect your information. We restrict access to your information to only those who need to know that information to service your account. We share your personal information with our affiliated companies when it is necessary to process your transactions, service your accounts, or maintain your records. We also share your information with third parties who need such information in order to process your transactions, service your accounts, or maintain your records. We do not share any information about our current and former customers with anyone except as required or permitted by law or with your consent. Nor do we share your personal information with our affiliates or with unaffiliated third parties for their use in marketing their products or services. Information regarding our privacy policy is mailed to you and is available on our website at www.firstinvestors.com.
Transfer on Death Guidelines
Purpose: To enable the owner(s) of a First Investors mutual fund account who have an MAA or an application for non-affiliated broker-dealers on file to designate one or more beneficiaries to receive shares in the account automatically upon the death of all account owners, outside of probate. Until the death of all account owners, the TOD beneficiaries have no rights with respect to the account. A beneficiary must survive all account owners for the transfer to occur in accordance with the TOD registration.
Eligible Owners: Only a natural person, or two natural persons holding the account as Joint Tenants with Rights of Survivorship (JTWROS) or Tenants by the Entireties (TE) may establish an account in TOD form. Tenants in Common are ineligible for TOD registration.
Eligible Beneficiary: The account(s) owner may designate one or more than one beneficiary. Upon the death of all account owners, shares will be divided equally among the surviving beneficiary(ies). A beneficiary may be an individual or an entity. No designation such as Lineal Descendants (LD) or Lineal Descendants Per Stirpes (LDPS) is permitted.

Registration of the Account: It is our policy to include the name of each beneficiary in the account registration. If multiple beneficiaries are named and the names do not fit in the account registration due to space limitations, the TOD designation in the registration will read “Multiple Beneficiaries on File”. Confirmation regarding the beneficiary information will be sent to you. The TOD registration of the account and the beneficiaries designated on the account shall not change unless the TOD registration of the account is revoked by all owners or the beneficiary designation is changed by all owners.
Exchanges: Shares exchanged out of the account into new First Investors mutual fund accounts will continue to be registered in TOD form, unless ADM is instructed to the contrary. Shares exchanged into an existing fund account will contain the registration of the account receiving the shares. Provided that you have not declined telephone privileges, an account owner including one owner of a jointly held TOD account, acting alone and without the consent of the other joint owners, may exchange shares from a TOD registered account into a non-TOD account, from a non-TOD account to an existing TOD account and between TOD accounts with different beneficiaries provided the accounts are registered to the identical owners.
Changes to TOD Registration during the Life of the Owner(s): An owner(s) may change or revoke TOD registration at any time by sending written instructions acceptable to ADM, signed by the owner(s). If there are multiple owners, all owners must sign the instructions. A TOD registration form validly executed by the owner(s) and received by our home office in “good order” revokes a prior one. A TOD registration may not be changed or revoked by will, codicil or oral communication. The death of an owner of an account will not automatically revoke TOD registration. The surviving owner will receive title to the shares in the account and will need to re-register the account. The surviving owner may, at any time during his or her lifetime, revoke or change the designation of beneficiary.
Death of a Designated TOD Beneficiary: If one of the multiple designated beneficiaries predeceases the account owner(s), the amount otherwise payable to such beneficiary shall be payable to the other remaining beneficiaries. If none of the beneficiaries survive all account owners, the account will be treated as belonging to the last surviving owner’s estate. If a beneficiary survives all owners but is not alive at the time the shares are presented for re-registration, the shares will become part of the estate of the beneficiary.
Transfer to Designated TOD Beneficiary Upon the Owner’s Death: ADM will process a transfer to the designated TOD beneficiary(ies) upon receipt of the following: (a) evidence of the death of the account owner(s) (e.g., a certified copy of the death certificate); (b) inheritance tax waivers and/or affidavit of domicile of the owner; (c) a fully executed copy of Certification of Entitlement to TOD Account; (d) if the beneficiary is a minor, an affidavit from the parent or guardian attesting that the minor survived the owner; (e) if certificates have been issued, the certificates with appropriate endorsements; and (f) a fully executed application signed by the beneficiary, unless one is already on file.
Spousal Consent: If the account owner(s) lives in a community property state (e.g., Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington or Wisconsin), spousal consent may be required to name a TOD beneficiary other than the spouse. An account owner(s) should consult with his or her legal adviser. FIC has no obligation to determine an account owner’s marital status, whether property placed into an account is separate or community property, or whether spousal consent is necessary.
Tax and Legal Consequences of TOD Registration: Neither FIC, nor any of its affiliated companies, officers, directors, employees, agent, manager or representatives are responsible for determining the tax and legal consequences of an account owner’s decision to register securities in TOD form. Please consult your legal and tax advisers before electing TOD registration. The TOD accounts are governed by the STA TOD rules except to the extent modified by FIC. FIC shall not be responsible to the designated TOD beneficiary for dividends and other distributions in respect of a security registered in TOD form paid in cash after the death of the last surviving account owner but before the transfer of shares.
STA Guidelines: First Investors TOD registrations are established under the laws of New Jersey. First Investors offers TOD accounts to shareholders irrespective of their state of residence. It is First Investors’ policy to follow STA Guidelines on TODs to the extent that they are not inconsistent with First Investors TOD Guidelines.
Future Changes in Guidelines and Rules: These guidelines are subject to change by FIC at any time without prior written notice.

How To Contact The Fund Directly Through Its Transfer Agent.
While we encourage you to use the services of your representative, if you want or need to contact the Fund directly, you can:
1.  For Overnight Mail, write us at:
Administrative Data Management Corp.
Raritan Plaza I, 8th Floor
Edison, NJ 08837-3620
2.  For Regular Mail, write us at:
Administrative Data Management Corp.
P.O. Box 7837
Edison, NJ 08818-7837
3.  Call our Shareholder Services Department at:
1 (800) 423-4026
4.  Visit us at any time on-line at:
www.firstinvestors.com
Telephone Requests:
If you have telephone privileges on your account, you can call Administrative Data Management Corp. (“ADM”) to request redemptions, exchanges, reallocations of Money Line or API investments, and increases of Money Line investments, subject to the limits of our policies.
Whether or not you have telephone privileges, you may call ADM provided your account is not coded “Do Not Mail”:
To update or correct your:
•	Address or phone number;
•	Birth date (important for retirement distributions); and
•	Distribution option to reinvest or pay in cash or initiate cross reinvestment of dividends and capital gain distributions (available for certain accounts only).
To request:
•	Cancellation of your Systematic Withdrawal Plan;
•	A stop payment on a dividend, redemption or money market draft check;
•	To cancel or decrease (minimum of $50 per month) Money Line payments;
•	A duplicate copy of a statement, cancelled check or tax form:
	Cancelled Check Fees:	$10 fee for a copy of a cancelled dividend, liquidation, or investment check.

	Duplicate Tax Form Fees:	Current Year -	Free
		Prior Year(s) -	$7.50 per tax form per year.
•	Cancellation of cross-reinvestment of dividends and capital gain distributions;
•
A history of your account. Current year and the previous two-year histories are provided free of charge, however, there may be a fee for prior periods. Account histories are not available prior to 1974.

Statements and Confirmation Statements
You should review your statements and confirmation statements carefully. If you fail to notify us of any errors or omissions within thirty (30) days of the date that a statement or confirmation statement is mailed to your address of record or sent by electronic delivery, we will assume that your statement or confirmation statement is correct and we will not accept responsibility for any resulting liability. We reserve the right to provide notification of certain transactions on periodic statements (i.e., quarterly statements) in lieu of immediate transaction confirmations.

E-Mail Policies
You can e-mail our transfer agent, ADM at admcust@firstinvestors.com with general account and service-related inquiries such as requests for:
•	Literature on our funds and services;
•	Prospectus, annual report, and Statements of Additional Information;
•	Duplicate statements;
•	Procedural information; and
•	Account research.
E-mail cannot be used to place purchase, exchange, transfer, and/or redemption orders. First Investors will not honor trades or address change requests sent to us from customers via e-mail.
Web Access
You can access information about the Fund, Fund prices and other company information at your convenience - 24 hours a day, seven (7) days a week - through our website at www.firstinvestors.com.
After you have created a username and password, our web site allows you to:
•	Review your current account balance, portfolio breakdown and beneficiary designations;
•	Enroll in electronic delivery notification (“EDN”) of statements and certain reports;
•	View current and previous years transactions, such as investments and redemptions;
•	Access your Quarterly Master Account Statement for the previous 5 years;
•	Obtain current tax forms and tax forms for the previous 5 years;
•	View your registered representative’s name, telephone number and office information; and
•	Change your password, nickname and e-mail address.
To begin using these benefits, follow the directions below:
•	Visit us at www.firstinvestors.com or call us at 1 (800) 423-4026 for assistance.
•	From our web site home page, select Account Access. Click on “Need to Register?” on the upper right side of the page or click registering online in the body of the text regarding setting up online access. Enter the required personal information.
•	Create a personalized User Name and Password and provide a valid e-mail address. You will be sent two
e-mails, one confirming you have successfully registered for Web Access and a second e-mail providing an 8-digit verification code.
•	Click Login and enter your personalized User Name and Password. Enter the 8-digit verification code (case sensitive) from the confirmation e-mail.
Keep your password confidential to safeguard your account. Contact us immediately if someone else has obtained your password or accessed your account. First Investors’ web site uses state of the art encryption technology to keep your account information private. We recommend that you use 128-bit encryption when viewing your account information.
First Investors does not accept orders for transactions or address updates via our web site. For trusts, estates, attorney-in-fact, corporations, partnerships, and other entities, additional documentation is required to permit web access.
DETERMINATION OF NET ASSET VALUE
In calculating its net asset value (“NAV”), the Fund generally values a security listed or traded on an exchange or the Nasdaq Stock Market based on its last sale price on the exchange or market where the security is principally traded, or lacking any sales, the security is valued at the mean between closing bid and asked prices. The NAV of the Fund is derived from the NAVs of the Underlying Funds. Securities traded in the OTC market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities or an authorized pricing service. If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser’s knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by the Fund’s Board. Foreign securities are priced based upon their market values as of the close of the foreign markets in which they principally trade, or lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities may also be priced by pricing services approved by the Board. The Fund relies on a pricing service in circumstances where the U.S. securities markets exceed a pre-determined threshold to value foreign securities held in the Fund’s portfolio or when foreign markets are closed regardless of movements in the U.S. markets. The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value. The pricing service, its methodology or the threshold may change from time to time. In the event that a Fund holds any insured municipal bond which is in default in the payment of principal or interest, the defaulted bond may be valued based upon the value of a comparable bond which is insured and not in default. Debt obligations with maturities of 60 days or less are valued at amortized cost.
Consistent with SEC regulations, changes in holdings of portfolio securities are generally reflected in the NAV calculation on the first business day following the trade (i.e., T + 1). Therefore, when a Fund purchases or sells a security during the day, any change in the value of the security that occurs that day is not reflected in the Fund’s NAV. “When-issued securities” are also reflected in the NAV of a Fund on a T + 1 basis. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing services. For valuation purposes, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect as of the close of the London Stock Exchange.
In calculating the NAV of the Fund, the NAV of the Underlying Fund’s shares held by the Fund will be their NAV at the time of computation.
Emergency Pricing Procedures For The Fund.
The Fund’s Board may suspend the determination of the Fund’s net asset value per share for the whole or any part of any period (1) during which trading on the New York Stock Exchange (“NYSE”) is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.
In the event that the Fund must halt operations during any day that it would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency (“Emergency Closed Day”), the Fund will apply the following procedures:
1.	The Fund will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that it would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.
2.	For purposes of paragraph 1, an order will be deemed to have been received by the Fund on an Emergency Closed Day, even if neither the Fund nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:
(a)	In the case of a mail order, the order will be considered received by the Fund when the postal service has delivered it to FIC’s Edison, NJ offices prior to the close of regular trading on the NYSE; and
(b)	In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE.
3.	If the Fund is unable to segregate orders received on the Emergency Closed Day from those received on the next day the Fund is open for business, the Fund may give all orders the next price calculated after operations resume.
4.	On business days in which the NYSE is not open for regular trading, the Fund may determine not to price its portfolio securities if such prices would lead to a distortion of the NAV, for the Fund and its shareholders.

ALLOCATION OF PORTFOLIO BROKERAGE
The Adviser and/or subadviser, as applicable, have authority to select broker-dealers that are used to effect portfolio transactions for the Fund. Portfolio transactions are generally structured as agency transactions or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally pays a dealer mark-up or selling concession. In the case of a riskless principal transaction, a dealer mark-up may be treated as a “commission” if the confirmation statement explicitly states the amount of the transaction that is considered to represent a commission. The Fund may also purchase certain fixed income securities directly from an issuer without paying commissions or discounts.
In selecting broker-dealers to execute portfolio transactions and assessing the reasonableness of their commissions, the Adviser and subadviser considers, among other things, a broker-dealer’s expertise, reputation, reliability, and performance in executing transactions, and the value of any research that it makes available. The Fund may pay more than the lowest available commission (as that term is defined by the SEC) in return for brokerage and research services provided to the Adviser or to the subadviser. Additionally, the Adviser retains investment discretion over the accounts and may request the subadviser to direct brokerage to broker-dealers selected by the Adviser in recognition of proprietary or third-party research provided by such broker-dealers to the Adviser. Also, if approved by the Board of the Fund, the Adviser or subadviser, as applicable, may use brokerage commissions to acquire services that do not qualify in whole or in part as research or brokerage services.
The research acquired by the Adviser or a subadviser with Fund commissions includes so-called proprietary research and third-party research. Proprietary research is research that is generated by a full-service brokerage firm and offered to the firm’s clients on a “bundled” basis along with execution services. In other words, there is no separately stated charge for the research. Third-party research is research that is prepared by an independent third-party and provided by a broker-dealer. In a third-party research arrangement, the cost of the research is generally stated both in dollars and in terms of a soft-to-hard dollar ratio. The client acquiring the research generally pays for the research by directing a specified amount of commission business to the broker-dealer that provides it. The broker-dealer in turn pays the third-party that is the original source of the research.
The type of research services acquired with Fund commissions include: (a) market data, such as stock quotes, last sale prices, trading volumes, and other information as to the market for and availability of securities for purchase or sale; (b) research reports containing statistical or factual information or opinions pertaining to the economy, particular industries or sectors, particular issuers, or the creditworthiness of issuers; (c) conferences and meetings with executives of issuers or analysts; and (d) data concerning Fund performance and fees. The Adviser generally uses each research service acquired with commissions to service all the Funds in the First Investors Family of Funds, rather than the particular Fund or Funds whose commissions may pay for a research service. In other words, the Fund’s brokerage commissions may be used to pay for a research service that is used in managing another Fund within the First Investors Family of Funds. A subadviser may likewise use research obtained with commissions to service their other clients.
The Board of the Funds has approved an arrangement whereby the Adviser acquires two mixed-use services with commissions, Lipper Investment Management and iMoneyNet. These services are used by the Adviser both for research and non-research purposes. The Adviser allocates a portion of the Lipper Investment Management service to non-research use for the benefit of the Adviser, and the Adviser pays for this portion with hard dollars. Both services are also used to analyze and report to the Fund’s Board a Fund’s performance and fees relative to other comparable funds, which the Adviser allocates to non-research use for the benefit of the Fund. The Fund pays the portion of the cost of these services in hard dollars or, if the Fund acquires the services with commissions, the cost is treated as a Fund expense for purposes of computing the expense ratios that are included in the prospectuses.
The Adviser or subadviser, as applicable, may combine transaction orders placed on behalf of the Fund with orders placed for other clients for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price. The securities purchased or sold in such bunched orders must be allocated in accordance with written procedures approved by the Board of the Funds. The Adviser does not place portfolio orders with an affiliated broker-dealer or allocate brokerage commission business to any broker-dealer in recognition of distributing Fund shares. Moreover, no broker-dealer affiliated with FIMCO participates in commissions generated by portfolio orders placed on behalf of the Fund.

CREDIT RATINGS INFORMATION
Standard & Poor’s (“S&P”) Long-Term Issue Credit Ratings.
A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
Issue credit ratings are based, in varying degrees, on the following considerations:
•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation; and
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Note: BB, B, CCC, CC, and C. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated 'C' is currently highly vulnerable to nonpayment,and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.
Note: Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Moody’s Investors Service, Inc. (“Moody’s”) Long-Term Obligation Ratings.
Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.
Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Fitch Ratings Inc. (“Fitch”) Long-Term Obligation Ratings.
The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Fitch applies indicators (such as “+” and “-”) to indicate relative standing within the major rating categories (except AAA). A rating without one of these indicators falls within the middle of the category.
AAA: Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB: Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative.
BB: BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B: Obligations rated B are deemed to be highly speculative. For issuers and performing obligations, B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of RR1 (outstanding).
CCC: Obligations rated CCC indicate, for issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of RR2 (superior), or RR3 (good) or RR4 (average).
CC: Obligations rated CC indicate, for issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of RR4 (average) or RR5 (below average).
C: Obligations rated C indicate, for issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of RR6 (poor).
RD: Obligations rated RD indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating.

D: Obligations rated D indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. “Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
S&P Short-Term Issue Credit Ratings.
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.
A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.
Note: Dual Ratings. Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Moody’s Short-Term Credit Ratings.
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch Short-Term Credit Ratings.
Fitch Ratings’ short-term ratings have a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.
F1: A rating of F1 denotes an obligation of the highest credit quality. It indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.
F2: A rating of F2 denotes good credit quality. It indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3: A rating of F3 denotes fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.
B: A rating of B denotes an obligation that is speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.
C: A rating of C denotes a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
RD: A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.
D: A rating of D indicates an entity or sovereign that has defaulted on all of its financial obligations.
S&P Short-Term Municipal Note Credit Ratings.
A Standard & Poor's U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
Moody’s Short-Term Municipal Debt Credit Ratings.
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

GENERAL INFORMATION
Custodian. Brown Brothers Harriman & Co. (“BBH”), 40 Water Street, Boston, MA 02109, is custodian of the securities and cash of the Fund. BBH employs foreign sub-custodians and foreign securities depositories to provide custody of foreign assets.

Audits and Reports. The accounts of the Fund are audited twice a year by Tait, Weller & Baker LLP, an independent registered public accounting firm, 1818 Market Street, Suite 2400, Philadelphia, PA 19103-2108. Shareholders of the Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

Legal Counsel. K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006, serves as counsel to the Fund.

Transfer Agent. Administrative Data Management Corp. (“ADM”), Raritan Plaza I, Edison, NJ 08837, an affiliate of FIMCO and FIC, acts as transfer agent for the Fund and as redemption agent for regular redemptions. ADM provides services to account holders that includes, but is not limited to, opening and closing non-retirement and retirement accounts, transacting purchases, redemptions and exchanges, issuing checks, issuing tax statements, issuing account statements and maintaining records for the Fund. ADM receives fees from the Fund that are assessed primarily based upon the number and type of accounts that are maintained, or in the case of the Institutional Class shares via an asset based fee, in accordance with a fee schedule that is approved by the Board of the Fund. In addition, the Fund reimburses ADM for its out-of-pocket costs including, but not limited to, the costs of postage, forms, envelopes, telephone lines and other similar items. The Transfer Agent's telephone number is 1 (800) 423-4026.

Retirement and Other Tax-Deferred Accounts. First Investors Corporation acts as custodian or trustee on certain retirement and other tax-deferred accounts (such as IRAs, 403(b)s, 457s and ESAs) that are opened and maintained through ADM on behalf of the custodian/trustee. There is an annual custodial fee for each type of account serviced by the custodian, irrespective of the number of Funds that are held in the account. The account holder is responsible for paying this fee and the fee will be automatically deducted from the account in accordance with the provisions of the respective custodial agreement. Notwithstanding the foregoing, the fee may be waived or reduced by the custodian as further described in the custodial agreement and previously described in this SAI. The custodian also reserves the right to modify the fee at any time on forty-five (45) days prior written notice to account holders.

Shareholder and Trustee Liability. The Trust is organized as a Delaware statutory trust. The Declaration of Trust of the Fund contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Further, any note, bond, contract or other written obligation of the Trust or Fund may contain a disclaimer that the obligation may be only enforced against the assets of the Trust or Fund, but the omission of such disclaimer will not operate to bind or create personal liability for any shareholder or Trustee.
Each Declaration of Trust also provides for indemnification out of the property of the Fund of any shareholder held personally liable for the obligations of the Fund. Each Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. The Fund’s Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The Fund may have an obligation to indemnify Trustees and officers with respect to litigation.

APPENDIX A:
TAX INFORMATION
The following is a general discussion of the federal tax law considerations affecting the First Investors Funds. The discussions of the General Tax Treatment of Distributions and Dispositions of Shares, Taxation of the Funds in General, and Special Rules for Tax Exempt Funds (see Sections B, C, and D below, respectively) generally are not applicable to shareholders who hold Fund shares through an IRA, a 403(b) account, a 401(k) plan, a variable annuity contract, a variable life insurance policy, or other tax-deferred investment vehicle.
A.  Compliance with Subchapter M of the Code
Each Fund, which is treated as a separate corporation for federal tax purposes, has elected to be, and has qualified each taxable year for treatment as, a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”). To continue qualifying for treatment as a RIC, a Fund must meet the following requirements each taxable year:
(1) The Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net taxable investment income, the excess of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”);
(2) The Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and
(3) At the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (which, for these purposes, includes a QPTP’s equity securities), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (“Diversification Requirements”).
If a Fund qualifies for treatment as a RIC during a taxable year, it is relieved of federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a Fund failed to qualify for that treatment for any taxable year -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, avail itself of provisions enacted as part of the Regulated Investment Company Modernization Act of 2010 that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. Those shareholders would treat all those distributions, including distributions that otherwise would be “exempt-interest dividends” (see “D. Special Rules for Tax-Exempt Funds” below) and distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income; except that, for individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”), the part thereof that is “qualified dividend income” (as described below), would be subject to federal income tax at the rates for net capital gain ‑‑ a maximum of 15% for a single shareholder with taxable income not exceeding $406,750 ($457,600 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts, which will be adjusted for inflation annually (collectively, “Maximum Capital Gain Rates”). All or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
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B.  General Tax Treatment of Distributions and Dispositions of Shares
Dividends a Fund distributes to its shareholders that are derived from dividends and taxable interest it receives on its investments, net short-term gain, and net gains from certain foreign currency transactions, if any, are taxable to its shareholders as ordinary income (except as noted below) to the extent of its earnings and profits, whether received in cash or reinvested in additional Fund shares. Distributions from a Fund’s net capital gain are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares and whether those distributions are received in cash or reinvested in additional Fund shares; those distributions from a Fund that is a series of First Investors Equity Funds or First Investors Income Funds (each an “Equity/Income Fund”) are subject to the Maximum Capital Gain Rates. Dividends and other distributions also may be subject to state and local taxes.
A portion of the dividends from a Fund's investment company taxable income may be eligible for the Maximum Capital Gain Rates applicable to “qualified dividend income” that non-corporate taxpayers receive and the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends a Fund receives from most U.S. corporations and, for purposes of the Maximum Capital Gain Rates, certain foreign corporations. In addition, the availability of those rates and the dividends-received deduction is subject to certain holding period and other restrictions imposed on each Fund with respect to the shares it holds on which the dividends were paid and on each shareholder with respect to the Fund shares on which the Fund dividends were paid. Dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax (“AMT”).
Dividends and other distributions a Fund declares in October, November, or December of any year that are payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions are taxed to shareholders for the year in which that December 31 falls.
Any capital gain a non-corporate shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the Maximum Capital Gain Rates referred to above. If Fund shares are sold at a loss after being held for six months or less, any loss that is not disallowed (see “D. Special Rules for Tax Exempt Funds” below) will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. A loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent those shares are replaced by other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (a so-called “wash sale”) (which could occur, for example, as a result of reinvesting Fund distributions). In that event, the basis in the acquired shares will be adjusted to reflect the disallowed loss.
If you buy shares shortly before the record date of a dividend or other distribution, the entire amount you receive will be taxable even though a part of the distribution is actually a return of part of your purchase price. This is called “buying a distribution”. There is no advantage to buying a distribution, because a Fund’s NAV per share is reduced by the amount of the distribution.
Each Fund must withhold and remit to the U.S. Treasury “backup withholding” at the current rate of 28% of taxable dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which a gain or loss may be realized) otherwise payable to any non-corporate shareholder who fails to certify that the TIN furnished to the Fund is correct, who furnishes an incorrect TIN, or (except with respect to redemption proceeds) who is designated by the IRS as being subject to backup withholding. Backup withholding does not constitute an additional tax and may be claimed as a credit on a shareholder’s federal income tax return.
The Code does not require RICs to issue a Form 1099-DIV to report taxable distributions for a year of less than $10 per Fund account, unless the account is subject to IRS-imposed back-up withholding.
A Fund shareholder who wants to use a method other than the average basis method for determining basis in his or her Covered Shares must elect to do so in writing. If a shareholder of a Fund fails to affirmatively elect a basis determination method, then basis determination will be made in accordance with the Funds’ Default Basis Method, which is average basis. If, however, a Fund shareholder wishes to use a different acceptable method for basis determination (e.g., a specific identification method), the shareholder may elect to do so. The basis determination method a Fund shareholder elects (or the Default Basis Method) with respect to a redemption of Covered Shares may not be changed after the settlement date of the redemption.
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In addition to the requirement to report the gross proceeds from a redemption of shares, each Fund (or its transfer agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including taxable dividends and capital gain distributions a Fund pays), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.
Dividends from a Fund’s investment company taxable income that are paid to a shareholder who is a non-resident alien individual or foreign entity (a “non-U.S. person”) generally are subject to 30% federal withholding tax unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. However, two categories of dividends paid by an Equity/Income Fund, “short-term capital gain dividends” and “interest-related dividends,” will be exempt from that tax for the period mentioned below. “Short-term capital gain dividends” are dividends that are attributable to net short-term gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount (“OID”), interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. The exemption from withholding tax will apply to short-term capital gain dividends and interest-related dividends an Equity/Income Fund pays to non-U.S. persons, with certain exceptions, only with respect to Fund taxable years that began before January 1, 2014 (unless the period for the exemption’s applicability is extended by legislation, which has occurred frequently in the past). Non-U.S. persons are urged to consult their own tax advisers concerning the applicability of that withholding tax.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are shareholders in a Fund may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends paid by the Fund after June 30, 2014, and (2) certain capital gain distributions and the proceeds of a redemption of Fund shares paid after December 31, 2016. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if it certifies its status as such and, in certain circumstances, either that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports the name, address and TIN of each such owner to the applicable withholding agent (which may be a Fund), which will, in turn, report that information to the IRS.
The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. Entities in those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.
An FFI resident in a country that has entered into a Model I IGA with the United States must report to the government of that country (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (i) it does not have any substantial U.S. owners or (ii) it does have one or more such owners and reports the name, address, and TIN of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.
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Such foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation.

C.  Taxation of the Funds in General
Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
Dividends and interest a Fund receives, and gains a Fund realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that would enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it paid. The Global Fund and the International Fund, each a series of First Investors Equity Funds, each has filed such an election with the IRS for each taxable year in which the Fund has been eligible. Pursuant to any such election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the taxes deemed paid by the shareholder in computing taxable income. If a Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of foreign taxes it paid and its foreign-source income. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and all of whose foreign-source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.
If a Fund invests in the stock of a “passive foreign investment company” (“PFIC”), special tax rules apply. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for the applicable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock or of any gain on disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions attributable to PFIC income will not be eligible for the Maximum Capital Gain Rates on non-corporate shareholders’ “qualified dividend income” described above.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain – which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax – even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
A Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC's stock over a Fund’s adjusted basis in that stock as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market
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gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
If a Fund invests in non-municipal zero coupon or other securities issued with OID, the Fund must include in its gross income the portion of the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Similarly, each Fund must include in its gross income securities it receives as “interest” on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
If a Fund uses hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, complex rules apply to determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, are treated as “qualifying” income under the Income Requirement.
Some futures, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) -- except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement -- in which a Fund invests may be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contract a Fund holds at the end of its taxable year generally must be “marked-to-market” (i.e., treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be included in investment company taxable income), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (i.e., a straddle the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.
Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If a Fund’s section 988 losses exceed its other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares.
Offsetting positions a Fund may enter into or hold in any actively traded security, option, futures, or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund’s gains and losses with respect to
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positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.
If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium it received will be added to the exercise price to determine the gain or loss on the sale. If a Fund allows a purchased call option to lapse, it will realize a capital loss. If a Fund exercises such an option, the premium it paid for the option will be added to its basis in the subject securities or futures contract.
If a Fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).
D.  Special Rules for Tax Exempt Funds
Special rules apply to the dividends paid by the Funds that invest primarily in tax-exempt municipal securities (“Tax Exempt Funds”).
The portion of the dividends a Tax Exempt Fund pays equal to the excess of its excludable interest over certain amounts disallowed as deductions (thus excluding distributions of capital gains) will qualify as “exempt-interest dividends” and thus will be excludable from gross income for federal income tax purposes by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; each Tax Exempt Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from a Fund’s shareholders’ gross income may not exceed its net tax-exempt income. Shareholders' treatment of exempt-interest dividends under state and local income tax laws may differ from the treatment thereof under the Code; investors should consult their tax advisers concerning this matter.
If shares of a Tax Exempt Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.
Except as noted in the following sentence, (1) tax-exempt interest paid on certain private activity bonds (“PABs”) (including, to the extent a Tax Exempt Fund receives such interest, a proportionate part of the exempt-interest dividends it pays) is a tax preference item for purposes of the AMT and (2) interest on all tax-exempt obligations is included in a corporation’s “adjusted current earnings” for AMT purposes (“ACE”), without regard to whether a Tax Exempt Fund’s tax-exempt interest is attributable to PABs. Interest on PABs is not a tax preference item nor is it included in a corporation’s ACE with respect to bonds issued during 2009 and 2010, including refunding bonds issued during that period to refund bonds issued after 2003 and before 2009. Entities or other persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by PABs should
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consult their tax advisers before purchasing shares of a Tax Exempt Fund because, for users of certain of these facilities, the interest on PABs is not exempt from federal income tax. For these purposes, the term “substantial user” is defined generally to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.
Up to 85% of social security and certain railroad retirement benefits may be included in taxable income for a taxable year for recipients whose modified adjusted gross income (which includes exempt-interest dividends) plus 50% of their benefits for the year exceeds certain base amounts. Exempt-interest dividends from a Tax Exempt Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts. Interest on indebtedness incurred or continued by a shareholder to purchase or carry Tax Exempt Fund shares is not deductible for federal income tax purposes.
A Tax Exempt Fund may invest in municipal bonds that are purchased, generally not on their original issue, with “market discount” (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) (“municipal market discount bonds”). Market discount on such a bond that is less than the product of (1) 0.25% of the bond’s redemption price at maturity times (2) the number of complete years to maturity after the Fund acquired the bond is disregarded. Market discount on a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date thereof to the date of its maturity. Any gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, a Tax Exempt Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.
If a Tax Exempt Fund realizes capital gain as a result of market transactions, any distributions of that gain will be taxable to its shareholders at the Maximum Capital Gain Rates. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions, and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of a Tax Exempt Fund.
E.  Special Rules for Fund-of-Funds
In certain circumstances, under which a Fund invests its assets in shares of a combination of underlying funds (“Underlying Funds”), the Fund’s income will consist of distributions from the Underlying Funds and net gains realized from the disposition of Underlying Fund shares. If an Underlying Fund qualifies for treatment as a RIC -- each existing Underlying Fund for which FIMCO is the investment adviser has done so for its past taxable years and intends to continue to do so for its current and future taxable years -- (1) dividends paid to a Fund from the Underlying Fund’s investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to the Fund as ordinary income to the extent of the Underlying Fund’s earning and profits and (2) distributions paid to the Fund from the Underlying Fund’s net capital gain will be taxable to the Fund as long-term capital gains, regardless of how long the Fund has held the Underlying Fund’s shares. If a Fund purchases shares of an Underlying Fund within 30 days before or after redeeming other shares of that Underlying Fund at a loss (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis in the newly purchased shares.
Although an Underlying Fund will be eligible to elect to “pass-through” to its shareholders (including an investing Fund) the benefit of the foreign tax credit with respect to any foreign taxes it pays if more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations (see “C. Taxation of the Funds in General” above), the investing Fund will not qualify to pass that benefit through to its shareholders because of its inability to satisfy that asset test.

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APPENDIX B:
 PROXY VOTING GUIDELINES
Attached is a copy of Glass Lewis’ Proxy Paper Guidelines.

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APPENDIX B:
PROXY VOTING GUIDELINES

2014 PROXY SEASON
AN OVERVIEW OF THE GLASS LEWIS
APPROACH TO PROXY ADVICE

UNITED STATES

TABLE OF CONTENTS

I. OVERVIEW OF SIGNIFICANT UPDATES FOR 2014	1
Majority-Approved Shareholder Proposals Seeking Board Declassification	1
Poison Pills with a Term of One Year or Less	1
Dual-Listed Companies	1
Hedging and Pledging of Stock	1
SEC Final Rules Regarding Compensation Committee Member Independence and Compensation Consultants	1

II. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS	2
Election of Directors	2
Independence	2
Voting Recommendations on the Basis of Board Independence	4
Committee Independence	4
Independent Chairman	4
Performance	5
Voting Recommendations on the Basis of Performance	5
Board Responsiveness	6
The Role of a Committee Chairman	6
Audit Committees and Performance	7
Standards for Assessing the Audit Committee	7
Compensation Committee Performance	10
Nominating and Governance Committee Performance	12
Board Level Risk Management Oversight	13
Experience	14
Other Considerations	14
Controlled Companies	16
Unofficially Controlled Companies and 20-50% Beneficial Owners	17
Exceptions for Recent IPOs	17
Dual-Listed Companies	18
Mutual Fund Boards	18
Declassified Boards	19
Mandatory Director Term and Age limits	20
Requiring Two or More Nominees per Board Seat	21
Proxy Access	21

I

Majority Vote for the Election of Directors	21
The Plurality Vote Standard	21
Advantages of a Majority Vote Standard	22

III. TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING	23
Auditor Ratification	23
Voting Recommendations on Auditor Ratification	23
Pension Accounting Issues	24

IV. THE LINK BETWEEN COMPENSATION AND PERFORMANCE	25
Advisory Vote on Executive Compensation (“Say-on-Pay”)	25
Say-on-Pay Voting Recommendations	26
Company Responsiveness	27
Pay for Performance	27
Short-Term Incentives	27
Long-Term Incentives	28
Recoupment (“Clawback”) Provisions	29
Hedging of Stock	29
Pledging of Stock	29
Compensation Consultant Independence	30
Frequency of Say-on-Pay	30
Vote on Golden Parachute Arrangements	31
Equity-Based Compensation Plan Proposals	31
Option Exchanges	32
Option Backdating, Spring-Loading and Bullet-Dodging	33
Director Compensation Plans	33
Executive Compensation Tax Deductibility (IRS 162(m) Compliance)	34

V. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE	35
Anti-Takeover Measures	35
Poison Pills (Shareholder Rights Plans)	35
NOL Poison Pills	35
Fair Price Provisions	36
Reincorporation	37
Exclusive Forum Provisions	37
Authorized Shares	38
Advance Notice Requirements	38
Voting Structure	39
Cumulative Voting	39
Supermajority Vote Requirements	40

II

Transaction of Other Business	40
Anti-Greenmail Proposals	40
Mutual Funds: Investment Policies and Advisory Agreements	40
Real Estate Investment Trusts	41
Preferred Stock Issuances at REITs	41
Business Development Companies	41
Authorization to Sell Shares at a Price below Net Asset Value	41
VI. COMPENSATION, ENVIRONMENTAL, SOCIAL AND GOVERNANCE SHAREHOLDER INITIATIVES OVERVIEW	43

III

I.	OVERVIEW OF SIGNIFICANT UPDATES FOR 2014

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail throughout this document:

MAJORITY-APPROVED SHAREHOLDER PROPOSALS SEEKING BOARD DECLASSIFICATION

●
We have updated our policy with regard to implementation of majority-approved shareholder proposals seeking board declassification. If a company fails to implement a shareholder proposal seeking board declassification, which received majority support from shareholders (excluding abstentions and broker non-votes) at the previous year’s annual meeting, we will consider recommending that shareholders vote against all nominees up for election that served throughout the previous year, regardless of their committee membership.

POISON PILLS WITH A TERM OF ONE YEAR OR LESS

●
We have refined our policy with regard to short-term poison pills (those with a term of one year or less). If a poison pill with a term of one year or less was adopted without shareholder approval, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

DUAL-LISTED COMPANIES

●
We have clarified our approach to companies whose shares are listed on exchanges in multiple countries, and which may seek shareholder approval of proposals in accordance with varying exchange- and country-specific rules. In determining which Glass Lewis country-specific policy to apply, we will consider a number of factors, and we will apply the policy standards most relevant in each situation.

HEDGING AND PLEDGING OF STOCK

●	We have included general discussions of our policies regarding hedging of stock and pledging of shares owned by executives.

SEC FINAL RULES REGARDING COMPENSATION COMMITTEE MEMBER INDEPENDENCE AND COMPENSATION CONSULTANTS

●
We have summarized the SEC requirements for compensation committee member independence and compensation consultant independence, and how these new rules may affect our evaluation of compensation committee members. These requirements were mandated by Section 952 of the Dodd-Frank Act and formally adopted by the NYSE and NASDAQ in 2013. Companies listed on these exchanges were required to meet certain basic requirements under the new rules by July 1, 2013, with full compliance by the earlier of their first annual meeting after January 15, 2014, or October 31, 2014.

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II.	A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS

ELECTION OF DIRECTORS

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.

INDEPENDENCE

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director – An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.

In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year look-back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look-back.

1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.
2

Affiliated Director – An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.4

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

●
$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

●
$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;5 and any aircraft and real estate dealings between the company and the director’s firm; or

●
1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).6

Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives more than $120,000 in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual’s compensation.

Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director – An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

2 If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

4 This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an in-vestment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

5 We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent.

6 This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.

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VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically7 recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

COMMITTEE INDEPENDENCE

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.8 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board’s considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the “Fees Factor”); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the “Affiliation Factor”).

Glass Lewis believes it is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into account consulting and advisory fees paid to the director, as well as the director’s affiliations with the company and its subsidiaries and affiliates. We may recommend voting against compensation committee members who are not independent based on our standards.

INDEPENDENT CHAIRMAN

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched

7 With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the concerning issue is not resolved.

8 We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

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position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study even indicates that less than 12 percent of incoming CEOs in 2009 were awarded the chairman title, versus 48 percent as recently as 2002.9 Another study finds that 45 percent of S&P 500 boards now separate the CEO and chairman roles, up from 23 percent in 2003, although the same study found that of those companies, only 25 percent have truly independent chairs.10

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically recommend that our clients support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long term best interests of the company and its shareholders.

PERFORMANCE

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE

We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.11

2.
A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

9Ken Favaro, Per-Ola Karlsson and Gary Neilson. “CEO Succession 2000-2009: A Decade of Convergence and Compression.” Booz & Company (from Strategy+Business, Issue 59, Summer 2010).

10Spencer Stuart Board Index, 2013, p. 5.

11However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

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3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4.
A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.
All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

BOARD RESPONSIVENESS

Glass Lewis believes that any time 25% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. These include instances when 25% or more of shareholders (excluding abstentions and broker non-votes): WITHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 25% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not a board response was warranted and, if so, whether the board responded appropriately following the vote. While the 25% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g. to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing factor if we recommend to vote against management’s recommendation in the event we determine that the board did not respond appropriately.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g. the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

●	At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;

●	Any revisions made to the company’s articles of incorporation, bylaws or other governance documents;

●	Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and

●	Any modifications made to the design and structure of the company’s compensation program.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current vote recommendations.

THE ROLE OF A COMMITTEE CHAIRMAN

Glass Lewis believes that a designated committee chairman maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific vote recommendations deal with the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chairman but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

6

●
If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e. in either case, the “senior director”); and

●	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair, but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

AUDIT COMMITTEES AND PERFORMANCE

Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”12

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting – the full board including the audit committee, financial management including the internal auditors, and the outside auditors – form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

STANDARDS FOR ASSESSING THE AUDIT COMMITTEE

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”13

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. While

12 Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

13 Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

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we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:14

1.
All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.
The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least 4 times during the year.

4.	The audit committee chair, if the committee has less than three members.

5.
Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.15

6.
All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.
The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.
All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

14 As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

15 Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

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10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11.
The audit committee chair16 if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A17 letter has been issued.

13.	All members of an audit committee at a time when material accounting fraud occurred at the company.18

14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

● The restatement involves fraud or manipulation by insiders;

● The restatement is accompanied by an SEC inquiry or investigation;

● The restatement involves revenue recognition;

● The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

● The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15.
All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17.	All members of an audit committee when the company has aggressive accounting policies and/ or poor disclosure or lack of sufficient transparency in its financial statements.

18.
All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).

19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.19

20.	AII members of the audit committee who served since the date of the company’s last annual

16 As discussed under the section labeled “Committee Chairman,” in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

17 Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

18 Recent research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).

19 The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

COMPENSATION COMMITTEE PERFORMANCE

Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant’s conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (“CD&A”) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

When assessing the performance of compensation committees, we will recommend voting against for the following:20

1.
All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation

20 As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

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at the annual meeting.21

2.
Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and whose oversight of compensation at the company in question is suspect.

3.
The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the company performed the same as or worse than its peers.22

4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5.
All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7.	The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).

8.	All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

9.	All members of the compensation committee when vesting of in-the-money options is accelerated.

10.
All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

12.
All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.
The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14.	All members of the compensation committee during whose tenure the committee failed to

21 Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a say-on-pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the say-onpay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal.

22 In cases where a company has received two consecutive D grades, or if its grade improved from an F to a D in the most recent period, and during the most recent year the company performed better than its peers (based on our analysis), we refrain from recommending to vote against the compensation committee chair. In addition, if a company provides shareholders with a say-on-pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

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implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.23

15.
All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the say-on-pay proposal in the prior year, if there is no evidence that the board responded accordingly to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chairman of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of opposition.

NOMINATING AND GOVERNANCE COMMITTEE PERFORMANCE

The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. (At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsiblities are apportioned among two separate committees.)

Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience and culture.

Regarding the committee responsible for governance, we will recommend voting against the following:24

1.
All members of the governance committee25 during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights – i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.26 Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.

2.	The governance committee chair,27 when the chairman is not independent and an independent lead or presiding director has not been appointed.28

23 In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

24 As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

25 If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.

26 Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

27 As discussed in the guidelines section labeled “Committee Chairman,” if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

28 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

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3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4.	The governance committee chair, when the committee fails to meet at all during the year.

5.
The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).

6.
The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)29 without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

Regarding the nominating committee, we will recommend voting against the following:30

1.
All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.
The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

3.	In the absence of a governance committee, the nominating committee chair31 when the chairman is not independent, and an independent lead or presiding director has not been appointed.32

4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.33

5.
The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.34

BOARD-LEVEL RISK MANAGEMENT OVERSIGHT

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at

29 A forum selection clause is a bylaw provision stipulating that a certain state, typically Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g. shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings.

30 As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

31 As discussed under the section labeled “Committee Chairman,” if the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

32 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.

33 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.

34 Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

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financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)35, we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO, except in egregious cases.

EXPERIENCE

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

Voting Recommendations on the Basis of Director Experience

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.36

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

OTHER CONSIDERATIONS

In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

35 A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

36 We typically apply a three-year look-back to such issues and also take into account the level of support the director has received from shareholders since the time of the failure.

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Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors:

1.
A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2.
A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards.37 Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.38 Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.7 in 2008 and 1.0 in 2003.39

3.
A director, or a director who has an immediate family member, providing material consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

4.
A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5.
Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.40

6.
All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.41 In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder

37 Glass Lewis will not recommend voting against the director at the company where he or she serves as an executive officer, only at the other public companies where he or she serves on the board.

38 Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

39 Spencer Stuart Board Index, 2013, p. 6.

40 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

41 Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

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approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).42

CONTROLLED COMPANIES

Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1.
We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

●
We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

●
Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis

42 The Conference Board, at p. 23 in its May 2003 report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

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will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3.
Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board – such as chairman or presiding director–can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

UNOFFICIALLY CONTROLLED COMPANIES AND 20-50% BENEFICIAL OWNERS

Where a shareholder group owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but believe the company should otherwise be treated like another public company; we will therefore apply all other standards as outlined above.

Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled,” we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

EXCEPTIONS FOR RECENT IPOs

We believe companies that have recently completed an initial public offering (“IPO”) should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company’s IPO is sufficient time for most companies to comply with all relevant regulatory requirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, two specific cases warrant strong shareholder action against the board of a company that completed an IPO within the past year:

1.
Adoption of a poison pill: In cases where a board implements a poison pill preceding an IPO, we will consider voting against the members of the board who served during the period of the poison pill’s adoption if the board (i) did not also commit to submit the poison pill to a shareholder vote within 12 months of the IPO or (ii) did not provide a sound rationale for adopting the pill and the pill does not expire in three years or less. In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a poison pill with a five to ten year life immediately prior to having a public shareholder base so as to insulate management for a substantial amount

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of time while postponing and/or avoiding allowing public shareholders the ability to vote on the pill’s adoption. Such instances are indicative of boards that may subvert shareholders’ best interests following their IPO.

2.
Adoption of an exclusive forum provision: Consistent with our general approach to boards that adopt exclusive forum provisions without shareholder approval (refer to our discussion of nominating and governance committee performance in Section I of the guidelines), in cases where a board adopts such a provision for inclusion in a company’s charter or bylaws before the company’s IPO, we will recommend voting against the chairman of the governance committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted.

In addition, shareholders should also be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time (e.g. a predetermined declassification of the board, a planned separation of the chairman and CEO, etc.) long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

DUAL-LISTED COMPANIES

For those companies whose shares trade on exchanges in multiple countries, and which may seek shareholder approval of proposals in accordance with varying exchange- and country-specific rules, we will apply the governance standards most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-specific policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company’s primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company’s SEC filings.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors: The board should be made up of between five and twenty directors.

2.	The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.

3.	Independence of the audit committee: The audit committee should consist solely of independent directors.

4.	Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.	Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on

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investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.
When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.
Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://www.sec.gov/news/studies/indchair.pdf)

4.
Multiple funds overseen by the same director: Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s (“ICI”) Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced.”43 When a staggered board negotiates

43Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002), page 1.

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a friendly transaction, no statistically significant difference in premiums occurs.44 Further, one of those same professors found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”45 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”46

Shareholders have increasingly come to agree with this view. In 2013, 91% of S&P 500 companies had declassified boards, up from approximately 40% a decade ago.47 Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.48

Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

MANDATORY DIRECTOR TERM AND AGE LIMITS

Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

44 Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).

45 Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

46 Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders:
Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.

47 Spencer Stuart Board Index, 2013, p. 4.

48 Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy,” 54 Stanford Law Review 887-951 (2002).

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REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

PROXY ACCESS

Proxy Access has garnered significant attention in recent years. As in 2013, we expect to see a number of shareholder proposals regarding this topic in 2014 and perhaps even some companies unilaterally adopting some elements of proxy access. However, considering the uncertainty in this area and the inherent case-by-case nature of those situations, we refrain from establishing any specific parameters at this time.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis’ Proxy Paper Guidelines for Shareholder Initiatives.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During the first half of 2013, Glass Lewis tracked approximately 30 shareholder proposals seeking to require a majority vote to elect directors at annual meetings in the U.S. While this is roughly on par with what we have reviewed in each of the past several years, it is a sharp contrast to the 147 proposals tracked during all of 2006. This large drop in the number of proposals being submitted in recent years compared to 2006 is a result of many companies having already adopted some form of majority voting, including approximately 84% of companies in the S&P 500 Index, up from 56% in 2008.49 During 2013, these proposals received, on average, 59% shareholder support (excluding abstentions and broker non-votes), up from 54% in 2008. Further, nearly half of these resolutions received majority shareholder support.

THE PLURALITY VOTE STANDARD

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

49Spencer Stuart Board Index, 2013, p. 13.

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ADVANTAGES OF A MAJORITY VOTE STANDARD

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

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III.	TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING

AUDITOR RATIFICATION

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”50

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.

VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee.

50“Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

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Reasons why we may not recommend ratification of an auditor include:

1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.
Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.51

3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4.	When audit fees are excessively low, especially when compared with other companies in the same industry.

5.	When the company has aggressive accounting policies.

6.	When the company has poor disclosure or lack of transparency in its financial statements.

7.
Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

PENSION ACCOUNTING ISSUES

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

51An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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IV.	THE LINK BETWEEN COMPENSATION AND PERFORMANCE

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of “against” or “abstain” votes indicates substantial shareholder concern about a company’s compensation policies and procedures.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

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Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis focuses on four main areas when reviewing say-on-pay proposals:

●	The overall design and structure of the company’s executive compensation program including performance metrics;

●	The quality and content of the company’s disclosure;

●	The quantum paid to executives; and

●	The link between compensation and performance as indicated by the company’s current and past pay-for-performance grades.

We also review any significant changes or modifications, and rationale for such changes, made to the company’s compensation structure or award amounts, including base salaries.

SAY-ON-PAY VOTING RECOMMENDATIONS

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

●	Inappropriate peer group and/or benchmarking issues;

●	Inadequate or no rationale for changes to peer groups;

●	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes;

●	Guaranteed bonuses;

●	Targeting overall levels of compensation at higher than median without adequate justification;

●	Bonus or long-term plan targets set at less than mean or negative performance levels;

●	Performance targets not sufficiently challenging, and/or providing for high potential payouts;

●	Performance targets lowered without justification;

●	Discretionary bonuses paid when short- or long-term incentive plan targets were not met;

●	Executive pay high relative to peers not justified by outstanding company performance; and

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●	The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” on page 28).

In instances where a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

COMPANY RESPONSIVENESS

At companies that received a significant level of shareholder disapproval (25% or greater) to their say-on-pay proposal at the previous annual meeting, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, we will look for disclosure in the proxy statement and other publicly-disclosed filings that indicates the compensation committee is responding to the prior year’s vote results including engaging with large shareholders to identify the concerns causing the substantial vote against. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, we may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition, giving careful consideration to the level of shareholder protest and the severity and history of compensation problems.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year, such as approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

PAY FOR PERFORMANCE

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model was developed to better evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against peers selected by Equilar’s market-based peer groups and across five performance metrics. By measuring the magnitude of the gap between two weighted-average percentile rankings (executive compensation and performance), we grade companies from a school letter system: “A”, “B”, “F”, etc. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are likely to recommend that shareholders vote against the say-on-pay proposal. However, there may be exceptions to this rule such as when a company makes significant enhancements to its compensation programs that may not be reflected yet in a quantitative assessment.

SHORT-TERM INCENTIVES

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on company-wide or divisional financial measures as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. While we recognize that companies operating in different sectors or markets may seek to utilize a wide range of metrics, we expect such measures to be appropriately tied to a company’s business drivers.

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Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these significant short-term payments were made.

LONG-TERM INCENTIVES

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

●	No re-testing or lowering of performance conditions;

●	Performance metrics that cannot be easily manipulated by management;

●	Two or more performance metrics;

●	At least one relative performance metric that compares the company’s performance to a relevant peer group or index;

●	Performance periods of at least three years;

●	Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking; and

●	Individual limits expressed as a percentage of base salary.

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business.

While cognizant of the inherent complexity of certain performance metrics, Glass Lewis generally believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric, which may focus too much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a specific index or peer group should also be disclosed. Internal benchmarks should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance in evaluating new LTI plans to determine the impact of additional stock awards. We

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will therefore review the company’s pay-for-performance grade (see below for more information) and specifically the proportion of total compensation that is stock-based.

RECOUPMENT (“CLAWBACK”) PROVISIONS

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

HEDGING OF STOCK

Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their shareownership in the company.

PLEDGING OF STOCK

Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-fits-all policy regarding employee stock pledging. Glass Lewis believes that shareholders benefit when employees, particularly senior executives have “skin-in-the-game” and therefore recognizes the benefits of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.

However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with significant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long-term. We also recognize concerns regarding pledging may not apply to less senior employees, given the latter group’s significantly more limited influence over a company’s stock price. Therefore, we believe that the issue of pledging shares should be reviewed in that context, as should polices that distinguish between the two groups.

Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:

●	The number of shares pledged;

●	The percentage executives’ pledged shares are of outstanding shares;

●	The percentage executives’ pledged shares are of each executive’s shares and total assets;

●	Whether the pledged shares were purchased by the employee or granted by the company;

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●	Whether there are different policies for purchased and granted shares;

●	Whether the granted shares were time-based or performance-based;

●	The overall governance profile of the company;

●	The volatility of the company’s stock (in order to determine the likelihood of a sudden stock price drop);

●	The nature and cyclicality, if applicable, of the company’s industry;

●	The participation and eligibility of executives and employees in pledging;

●	The company’s current policies regarding pledging and any waiver from these policies for employees and executives; and

●	Disclosure of the extent of any pledging, particularly among senior executives.

COMPENSATION CONSULTANT INDEPENDENCE

As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors in assessing compensation advisor independence. These factors include: (1) provision of other services to the company; (2) fees paid by the company as a percentage of the advisor’s total annual revenue; (3) policies and procedures of the advisor to mitigate conflicts of interests; (4) any business or personal relationships of the consultant with any member of the compensation committee; (5) any company stock held by the consultant; and (6) any business or personal relationships of the consultant with any executive officer of the company. According to the SEC, “no one factor should be viewed as a determinative factor.” Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake.

We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, we believe the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceeds those paid for compensation consulting.

FREQUENCY OF SAY-ON-PAY

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

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VOTE ON GOLDEN PARACHUTE ARRANGEMENTS

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements benefits all shareholders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the ultimate value of the payments particularly compared to the value of the transaction, the tenure and position of the executives in question, and the type of triggers involved (single vs. double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis evaluates equity-based compensation plans using a detailed model and analytical review.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is primarily quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We evaluate equity plans based on certain overarching principles:

●	Companies should seek more shares only when needed;

●	Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently);

●	If a plan is relatively expensive, it should not grant options solely to senior executives and board members;

●	Annual net share count and voting power dilution should be limited;

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●	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;

●	The expected annual cost of the plan should be proportional to the business’s value;

●	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results;

●	Plans should deliver value on a per-employee basis when compared with programs at peer companies;

●	Plans should not permit re-pricing of stock options;

●	Plans should not contain excessively liberal administrative or payment terms;

●	Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers;

●	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and

●	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

OPTION EXCHANGES

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing only if the following conditions are true:

●	Officers and board members cannot participate in the program;

●	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

●	The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

●	Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

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OPTION BACKDATING, SPRING-LOADING AND BULLET-DODGING

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.52

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a

52Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

EXECUTIVE COMPENSATION TAX DEDUCTIBILITY (IRS 162(M) COMPLIANCE

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Companies therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under 162(m) for certain types of compensation.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

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V.	GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

●	The form of offer is not required to be an all-cash transaction;

●	The offer is not required to remain open for more than 90 business days;

●	The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

●	There is no fairness opinion requirement; and

●	There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL POISON PILLS

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”53 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small

53 Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

FAIR PRICE PROVISIONS

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

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REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the company benefit from shifting jurisdictions including the following:

●	Is the board sufficiently independent?

●	Does the company have anti-takeover protections such as a poison pill or classified board in place?

●	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

●	Do shareholders have the right to call special meetings of shareholders?

●	Are there other material governance issues at the company?

●	Has the company’s performance matched or exceeded its peers in the past one and three years?

●	How has the company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

●	Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM PROVISIONS

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder derivative claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g. Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; and (ii) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of

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the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chairman of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1.
Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2.
Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3.
Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4.
Financing for Operations – We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. Similar concerns may also lead us to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

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We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VOTING STRUCTURE

CUMULATIVE VOTING

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

However, academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

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SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

●	The terms of any amended advisory or sub-advisory agreement;

●	Any changes in the fee structure paid to the investment advisor; and

●	Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

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REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (“REITs”) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

PREFERRED STOCK ISSUANCES AT REITS

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

BUSINESS DEVELOPMENT COMPANIES

Business Development Companies (“BDCs”) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

AUTHORIZATION TO SELL SHARES AT A PRICE BELOW NET ASSET VALUE

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (“NAV”). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:

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●	The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

●	The proposed discount below NAV is minimal (ideally no greater than 20%);

●	The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company’s then-outstanding common stock prior to the issuance); and

●	A majority of the company’s independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company’s past below-NAV share issuances have benefitted the company.

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VI.	COMPENSATION, ENVIRONMENTAL, SOCIAL AND GOVERNANCE SHAREHOLDER INITIATIVES OVERVIEW

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

For a detailed review of our policies concerning compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines for Shareholder Initiatives.

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DISCLAIMER

This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

Copyright © 2014 Glass, Lewis & Co., LLC. All Rights Reserved.

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SAN FRANCISCO Headquarters Glass, Lewis & Co., LLC One Sansome Street Suite 3300 San Francisco, CA 94104 Tel: +1 415-678-4110 Tel: +1 888-800-7001 Fax: +1 415-357-0200

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PART C. OTHER INFORMATION
Item 28.		Exhibits

(a)	(i)	Certificate of Trust[5]

	(ii)(A)	Trust Instrument[5]

	(ii)(B)	Amended and Restated Schedule A to the Trust Instrument[17]

(b)		By-laws[16]

(c)		Shareholders rights are contained in Articles IV, V, VI, IX and X of the Registrant's Trust Instrument and Articles V, VI, VII and VIII of the Registrant's By-laws

(d)	(i)(A)	Investment Advisory Agreement between Registrant and First Investors Management Company, Inc. ("FIMCO")[9]

	(i)(B)	Amended and Restated Schedule A to the Investment Advisory Agreement between Registrant and FIMCO – (filed herewith)

	(ii)	Subadvisory Agreement among FIMCO, Registrant, First Investors Life Series Funds and Muzinich & Co., Inc. ("Muzinich"), as amended[15]

	(iii)	Subadvisory Agreement among FIMCO, Registrant and Brandywine Global Investment Management, LLC ("Brandywine Global")[10]

(e)	(i)(A)	Underwriting Agreement between Registrant and First Investors Corporation ("FIC")[9]

	(i)(B)	Amended and Restated Schedule A to the Underwriting Agreement between Registrant and FIC[17]

(f)		Bonus, profit sharing or pension plans – (none)

(g)	(i)(A)	Custody Agreement between Registrant's predecessor funds and The Bank of New York ("BNY")[5]

	(i)(B)	Exhibit A to Custody Agreement[17]

	(ii)(A)	Foreign Custody Manager Agreement between Fund for Income and BNY[3]

	(ii)(B)	Foreign Custody Manager Agreement between Investment Grade Fund and BNY[4]

	(iii)	Addendum to Custody Agreement and Foreign Custody Manager Agreements with BNY[5]

	(iv)(A)	Custodian Agreement between Global Fund and Brown Brothers Harriman & Co. ("BBH")[1]

	(iv)(B)	Amendment to Custodian Agreement between Global Fund and BBH and 17f-5 Delegation Schedule[2]

	(iv)(C)	Addendum to Custodian Agreement and 17f-5 Delegation Schedule with BBH[6]

	(iv)(D)	Appendix to Custodian Agreement with BBH with respect to First Investors International Fund[7]

	(iv)(E)	Assumption of Custodial Terms adding remaining First Investors Equity Funds to Custodian Agreement with BBH and Global Custody Fee Proposal[8]

	(iv)(F)	Assumption of Custodial Terms by Registrant adding First Investors International Opportunities Bond Fund[10]

	(iv)(G)	Assumption of Custodial Terms by Registrant adding First Investors Strategic Income Fund[15]

(h)	(i)(A)	Transfer Agent Agreement between Registrant and Administrative Data Management Corp. ("Transfer Agent")[5]

	(i)(B)	Amended and Restated Schedule A to the Transfer Agent Agreement[17]

	(ii)(A)	Expense Limitation Agreement between Registrant and FIMCO for First Investors International Opportunities Bond Fund[10]

	(ii)(B)	Amended and Restated Attachment A to the Expense Limitation Agreement between Registrant and FIMCO for First Investors International Opportunities Bond Fund[16]

	(iii)(A)	Expense Limitation Agreement between Registrant and FIMCO for First Investors Strategic Income Fund[14]

	(iii)(B)	Amended and Restated Attachment A to the Expense Limitation Agreement between Registrant and FIMCO for First Investors Strategic Income Fund[16]

	(iv)(A)	Expense Limitation Agreement between Registrant and FIMCO for First Investors Floating Rate Fund[14]

	(iv)(B)	Amended and Restated Attachment A to the Expense Limitation Agreement between Registrant and FIMCO for First Investors Floating Rate Fund[16]

	(v)	Expense Limitation Agreement between Registrant and FIMCO for First Investors Limited Duration High Quality Bond Fund[17]

	(vi)(A)	Expense Limitation Agreement between Registrant and Transfer Agent[15]

	(vi)(B)	Amended and Restated Attachment A to the Expense Limitation Agreement between Registrant and Transfer Agent[16]

(i)		Opinion and Consent of Counsel – (to be filed by subsequent amendment)

(j)		Consent of Independent Registered Public Accounting Firm – (to be filed by subsequent amendment)

(k)		Financial statements omitted from prospectus – (none)

(l)		Initial capital agreements – (none)

(m)	(i)(A)	Class A Distribution Plan[12]

	(i)(B)	Amended Schedule A to Class A Distribution Plan[17]

	(ii)	Class B Distribution Plan[5]

(n)	(i)(A)	Amended and Restated Plan Pursuant to Rule 18f-3[13]

	(i)(B)	Amended Schedule A to Plan Pursuant to Rule 18f-3[17]

(o)		Reserved

(p)	(i)	Code of Ethics of the First Investors family of mutual funds, their investment advisers and their underwriters[16]

	(ii)	Code of Ethics of Muzinich[16]

	(iii)	Code of Ethics of Brandywine Global[6]

Other Exhibits

Powers of Attorney for Messrs. Barton, Scutro, and Ward[5]

Powers of Attorney for Mses. Artmann and Barneby[11]

___________________________________________
[1]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 21 to First Investors Global Fund Inc.'s Registration Statement (File No. 002-71911) filed on April 24, 1996.
[2]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 31 to First Investors Equity Funds' Registration Statement (File No. 033-46924) filed on October 11, 2000.
[3]	Incorporated by reference to the corresponding exhibit Post-Effective Amendment No. 71 to First Investors Fund For Income, Inc.'s Registration Statement (File No. 002-38309) filed on January 23, 2002.
[4]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 33 to First Investors Series Fund's Registration Statement (File No. 033-25623) filed on January 28, 2002.
[5]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 31 to Registrant's Registration Statement (File No. 002-89287) filed on January 27, 2006.
[6]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 42 to First Investors Equity Funds' Registration Statement (File No. 033-46924) filed on January 27, 2006.
[7]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 45 to First Investors Equity Funds' Registration Statement (File No. 033-46924) filed on June 8, 2006.
[8]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 51 to First Investors Equity Funds' Registration Statement (File No. 033-46924) filed on November 19, 2009.
[9]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 38 to Registrant's Registration Statement (File No. 002-89287) filed on January 28, 2011.

[10]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 44 to Registrant's Registration Statement (File No. 002-89287) filed on August 1, 2012.
[11]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 46 to Registrant's Registration Statement (File No. 002-89287) filed on December 17, 2012.
[12]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 48 to Registrant's Registration Statement (File No. 002-89287) filed on January 28, 2013.
[13]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 52 to Registrant's Registration Statement (File No. 002-89287) filed on February 21, 2013.
[14]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 56 to Registrant's Registration Statement (File No. 002-89287) filed on April 2, 2013.
[15]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 60 to Registrant's Registration Statement (File No. 002-89297) filed on September 19, 2013.
[16]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 64 to Registrant's Registration Statement (File No. 002-89297) filed on January 28, 2014.
[17]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 68 to Registrant's Registration Statement (File No. 002-89297) filed on May 15, 2014.

Item 29. Persons Controlled by or under common control with the Fund
There are no persons controlled by or under common control with the Fund.
Item 30. Indemnification
Article IX of the Trust Instrument of the Registrant provides as follows:
Section 1. LIMITATION OF LIABILITY. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers or employees, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser, principal underwriter or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 2. INDEMNIFICATION.
(a) Subject to the exceptions and limitations contained in subsection (b) below:
(i)  every person who is, or has been, a Trustee or an officer or employee of the Trust ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof.
(ii)  as used herein, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
(b)  No indemnification shall be provided hereunder to a Covered Person:
(i)  who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or
(ii)  in the event of a settlement, if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).
(c)  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.
(d)  To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)  Any repeal or modification of this Article IX by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this Article, shall be prospective only, to the extent that such, repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.
Section 3. INDEMNIFICATION OF SHAREHOLDERS. If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the Assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him for any act or obligation of the Series and satisfy any judgment thereon from the Assets belonging to the Series.
Article IX, Section 3 of the By-laws of the Registrant provides as follows:
Section 3.   Advance Payment of Indemnifiable Expenses. Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.
Number 7 of the Registrant's Investment Advisory Agreement provides as follows:
7.  Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by each Trust or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of each Trust shall be deemed, when rendering services to each Trust or acting in any business of each Trust, to be rendering such services to or acting solely for each Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

Number 5 of the Registrant's Subadvisory Agreements provide as follows:
5.  Liability of the Subadviser. The Subadviser agrees to perform faithfully the services required to be rendered to the Trust and the Series under this Agreement, but nothing herein contained shall make the Subadviser or any of its officers, partners or employees liable for any loss sustained by the Trust or its officers, Trustees or shareholders or any other person on account of the services which the Subadviser may render or fail to render under this Agreement; provided however, that nothing herein shall protect the Subadviser against liability to the Trust, or to any of the Series' shareholders, to which the Subadviser would otherwise be subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement. Nothing in this Agreement shall protect the Subadviser from any liabilities that it may have under the 1933 Act or the 1940 Act.
Number 12 of the Registrant's Underwriting Agreement provides as follows:
12. Limitation of Liability. The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the Shares through dealers and in performing its duties in redeeming and repurchasing the Shares, but nothing contained in this Agreement shall make the Underwriter or any of its officers, directors or shareholders liable for any loss sustained by the Fund or any of its officers, trustees or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement, provided that nothing contained herein shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement. Nothing in this Agreement shall protect the Underwriter from any liabilities which it may have under the Securities Act of 1933, as amended ("1993 Act"), or the 1940 Act.
The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee's, officer's, employee's or agent's office.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.   Business and Other Connections of the Investment Adviser and Subadvisers
First Investors Management Company, Inc. ("FIMCO") is a registered investment adviser and provides investment management services to the Registrant. The description of FIMCO under the caption "Fund Management in Greater Detail" in the Prospectus and under the caption "Management of the Funds" in Parts I and II of the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of the adviser during the past two years is set forth in Part I of the Statement of Additional Information under the caption "Trustees and Officers" and in its Form ADV filed with the Securities and Exchange Commission (File No. 801-7885), both of which are incorporated herein by reference.
Muzinich & Co., Inc. ("Muzinich") is a registered investment adviser and serves as an investment subadviser to the First Investors Fund For Income and First Investors Floating Rate Fund, each a series of the Registrant. Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Muzinich during the past two years is incorporated by reference to its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-39604).
Brandywine Global Investment Management, LLC ("Brandywine Global") is a registered investment adviser and serves as an investment subadviser to the First Investors International Opportunities Bond Fund, a series of the Registrant. Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Brandywine Global during the past two years is incorporated by reference to its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-27797).
Item 32.   Principal Underwriters
(a)  First Investors Corporation, Underwriter of the Registrant, is also underwriter for:
First Investors Equity Funds
First Investors Tax Exempt Funds
First Investors Life Variable Annuity Fund A
First Investors Life Variable Annuity Fund C
First Investors Life Variable Annuity Fund D
First Investors Life Level Premium Variable Life Insurance (Separate Account B)
First Investors Life Modified Single Premium Variable Life Insurance (Separate Account E)
(b)  The following persons are the officers and directors of the Underwriter:

The principal business address of each director and officer listed below is c/o First Investors Legal Department, 40 Wall Street, New York, New York 10005.
Name	Position and Office with First Investors Corporation	Position and Office with Registrant

William M. Lipkus	Director and Chairman	None

Larry Noyes	Director and President	None

Francis X. Gannon	Chief Financial Officer and Treasurer	None

George D. Karris	Senior Vice President	None

Frederick Miller	Senior Vice President	None

Laury Heydon-O'Neil	Vice President – Marketing	None

Elizabeth Reilly	Vice President	None

Marjorie Solowey	Vice President	None

William J. Vogt	Vice President	None

Mark Segal	Assistant Vice President	None

Carol Lerner Brown	Assistant Secretary	Assistant Secretary

Jay Stainsby	Assistant Secretary	None

(c)  Not applicable
Item 33.   Location of Accounts and Records
Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 40 Wall Street, New York, NY 10005, and at their administrative offices, Raritan Plaza 1, Edison, NJ 08837, except for those maintained by the Registrant's Custodians: (i) The Bank of New York Mellon Corp., One Wall Street, New York, NY 10286 and (ii) Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109; and at offsite locations at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage) and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).
Item 34.   Management Services
Not applicable.

Item 35. Undertakings
None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 24th day of November 2014.

FIRST INVESTORS INCOME FUNDS

By:	/s/ William M. Lipkus
William M. Lipkus President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 70 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ William M. Lipkus	President	November 24, 2014
William M. Lipkus

/s/ Joseph I. Benedek	Treasurer	November 24, 2014
Joseph I. Benedek

/s/ Susan E. Artmann	Trustee	November 24, 2014
Susan E. Artmann*

/s/ Mary J. Barneby	Trustee	November 24, 2014
Mary J. Barneby*

/s/ Charles R. Barton, III	Trustee	November 24, 2014
Charles R. Barton, III*

/s/ Arthur M. Scutro, Jr.	Chairman of the Board	November 24, 2014
Arthur M. Scutro, Jr.*	And Trustee

/s/ Mark R. Ward	Trustee	November 24, 2014
Mark R. Ward*

* By:  /s/ Mary Carty
Mary Carty
(Attorney-in-Fact)

Exhibit Index

Type	Description
EX.99.(d)(i)(B)	Amended and Restated Schedule A to the Investment Advisory Agreement between Registrant and FIMCO